Bailard, Biehl & Kaiser International Equity Fund

(A No Load Fund With No 12b-1 Plan
Emphasizing Foreign Equity Investments)
2755 Campus Drive
San Mateo, California  94403
(800) 882-8383

Bailard, Biehl & Kaiser International Equity Fund (the "Fund") is a non-diversified series of the Bailard, Biehl & Kaiser International Fund Group, Inc., a Maryland corporation and an open-end management investment company (the "Company"). The Fund's primary investment objective is to seek capital appreciation. Current income, while a factor in portfolio selection, is a secondary objective and will be pursued only when consistent with the Fund's primary investment objective. The Fund seeks to achieve its objectives by investing in foreign equity securities, principally common stocks, preferred stocks and convertible securities. Foreign securities include securities issued by U.S. companies whose assets are primarily located or whose operations are primarily conducted outside the United States. Investing in foreign securities, foreign currencies or foreign markets involves certain considerations comprising both risk and opportunity not typically associated with investing in United States securities in United States markets. See "Risk Factors". Of course, there can be no assurance that the Fund will be able to achieve its objectives.

Investors should read and retain this Prospectus for future reference.


This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing. A Statement of Additional Information, dated January 26, 1996, has been filed with the Securities and Exchange Commission and is available upon request without charge. The Statement of Additional Information contains information about the Fund and its management that is not included in this Prospectus, as well as more detailed information concerning certain aspects of the Fund's operations that are discussed briefly in this Prospectus. You can request a copy of the Statement of Additional Information by contacting the Fund at the address and telephone number listed above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The date of this Prospectus and the date of the Statement of Additional Information is January 26, 1996, as each may be supplemented from time to time.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Costs and Expenses of the Fund Borne by Stockholders.........................  3

Prospectus Summary...........................................................  4

Financial Highlights.........................................................  6

The Fund.....................................................................  9

Investment Objectives and Policies...........................................  9

Investment Practices........................................................  11

Risk Factors................................................................  14

Management..................................................................  17

Net Asset Value.............................................................  18

Purchase of Shares..........................................................  18

Exchange and Redemption of Shares...........................................  20

Distributions...............................................................  22

Tax Aspects.................................................................  23

Description of Capital Stock................................................  25

Performance Information.....................................................  26

Distributor.................................................................  26

Administrative Services.....................................................  26

Transfer Agent and Custodian................................................  27

Experts.....................................................................  27

Hedging and Other Transactions....................................... Appendix A

No dealer, salesman or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund or its distributor or investment adviser. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

COSTS AND EXPENSES OF THE FUND BORNE BY STOCKHOLDERS


Stockholder Transaction Expenses

Sales Load Imposed on Purchases........................................     None

Sales Load Imposed on Reinvested Dividends.............................     None

Deferred Sales Load....................................................     None

Redemption Fees........................................................     None

Exchange Fee...........................................................     None

Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees........................................................    0.95%

12b-1 Fees.............................................................     None


Other Expenses.........................................................    0.58%

    Total Fund Operating Expenses......................................    1.53%


Example. The purpose of the following example is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Use of a 5% annual return in the example is mandated by the Securities and Exchange Commission and is not intended to be representative of past or future performance of the Fund. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. For more information regarding the fees and expenses of the Fund, see "Management".


                                     1 year     3 years     5 years     10 years
                                     ------     -------     -------     --------
You would pay the following
expenses on a $1,000 invest-
ment, assuming (1) 5% annual
return and (2) redemption at
the end of each time period:          $16         $48         $83        $182

PROSPECTUS SUMMARY



What is the  Purpose  of The Fund?

The Fund is designed to provide stockholders with a specialized vehicle for investing outside the United States using a multi-country, multi-sector structured approach. It does not represent a balanced investment program. Moreover, investment risk cannot be eliminated by an investment in the Fund.

What is the Fund's Primary Objectives?

To  seek  capital   appreciation   through  investments  in  foreign  Investment
equity securities.


Are There  any  Risk  Factors Regarding an Investment in the Fund?

The Fund invests primarily in equity securities of foreign issuers, including U.S. companies whose assets are primarily located or whose operations are primarily conducted outside the United States. Investment in securities of this type involves considerations that are different from those relating to investments in U.S.-based companies, such as possible adverse effects of changes in currency exchange rates or of exchange controls, possible expropriation or nationalization of the assets of the companies of which the Fund has purchased securities, less public information with respect to issuers of such securities, less liquid securities markets in some instances and less governmental supervision of stock exchanges, securities brokers and issuers of securities.

In seeking to protect against the effects of changes in currency exchange rates and market conditions, the Fund may purchase and sell forward contracts, options, futures contracts and options on futures contracts relating to foreign currencies and stock indices, for hedging and other purposes and not for speculation. Risks associated with such transactions include: incorrect prediction of the movement of currency exchange rates and market conditions; imperfect correlation of currency movements in cross-hedges and indirect hedges; imperfect correlation in the price movements of futures contracts and options on futures contracts with the assets on which they are based; lack of liquid secondary markets and the inability to effect closing transactions; costs associated with effecting such transactions; inadequate disclosure and/or regulatory controls in certain markets; counterparty default with respect to transactions not executed on an exchange; trading restrictions imposed by governments, or securities and commodities exchanges; and governmental actions affecting the value or liquidity of currencies and stock indices.

The Fund is deemed to be non-diversified within the meaning of the Investment Company Act of 1940. Investment of a substantial percentage of the Fund's assets in the securities of single issuers will expose the Fund to a greater risk of loss resulting from unfavorable price movements or market conditions related to such issuers.

Substantially all of the Fund's shares are currently held by advisory clients of the Fund's investment adviser. Decisions by the investment adviser to purchase or redeem Fund shares on behalf of its clients may cause significant volatility in the Fund's asset size. As a result, the Fund may experience, from time to time, increased expense ratios, liquidation of portfolio positions at inopportune times for certain stockholders, and increased brokerage and other transaction costs. See "Risk Factors".

How Are Shares Purchased?

Shares of Common Stock of the Fund are being offered, without any sales charge, on a continuous basis directly by the Fund or through a broker-dealer. If shares of the Fund are purchased through a broker-dealer, a service fee may be charged by the broker-dealer. If shares of the Fund are purchased directly from the Fund without the intervention of a broker-dealer, no such fee will be imposed. The minimum initial investment in the Fund is $5,000 and each subsequent investment must be atleast $100; the minimum initial investment for Bailard, Biehl & Kaiser employees, officers and their relatives, and directors of the Company is $2,000 and each subsequent investment must be at least $100. See "Purchase of Shares".


Who is the Fund's Investment Adviser and What Fees Does the Fund Pay?


Bailard, Biehl & Kaiser, Inc. acts as the investment adviser (the Investment Adviser and "Adviser") of the Fund. The Adviser also acts as the investment adviser for the Bailard, Biehl & Kaiser International Bond Fund (the other series of the Company) and the Bailard, Biehl & Kaiser Diversa Fund. As of Decenber 31, 1995 , the Adviser managed approximately $917 million in assets invested globally. The Adviser receives a monthly fee calculated at an annual rate equal to .95% of the average daily net assets of the Fund. See "Management".

The total expenses incurred by the Fund for the fiscal year ended September 30, 1995 represented 1.53% of the average net assets of the Fund. See "Costs and Expenses of the Fund Borne by Stockholders".


How Often are Distributions Made?

Dividends from net investment income and net realized capital gains, if any, will be distributed annually, generally in December. See "Distributions".

How are  Shares Redeemed?

Shares in the Fund will be redeemed at the net asset value next determined after receipt of complete redemption instructions, as described under "Net Asset Value" and "Exchange and Redemption of Shares".

FINANCIAL HIGHLIGHTS
(For a Share of the Fund Outstanding Throughout Each Fiscal Year)


The following information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon covering the most recent five years is included in the Fund's annual report to stockholders for the fiscal year ended September 30, 1995. Portions of the Fund's annual report to stockholders for the fiscal year ended September 30, 1995 are incorporated by reference into the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto included in the annual report.

The following information is based upon past results and may not be indicative of the future performance of the Fund. Further information about the performance of the Fund is included in the Fund's annual report to stockholders for the fiscal year ending September 30, 1995 . A copy of the annual report is available, upon request and without charge, by contacting Bailard, Biehl & Kaiser International Fund Group, Inc., 2755 Campus Drive, San Mateo, California 94403.


                Bailard, Biehl & Kaiser International Equity Fund

                              Financial Highlights

For a share outstanding throughout the year:


                                                                         Fiscal Year Ended September 30,(5)
------------------------------------------------------------------------------------------------------------------------------------
                                 1995(3)  1994(3)  1993(2),  1992(2)  1991(2)   1990(2),  1989(1)   1988(1)     1987(1)   1986(1)
                                                       (3)                          (4)
                                 -------  -------  -------   ------   -------   -------   -------   -------     -------   -------


Net Asset Value,
 Beginning of Year             $  6.10  $  5.66   $  4.80   $  5.69   $  5.26   $  6.59   $  5.50   $  22.16   $  28.10   $  14.44

  Income from Investment
  Operations:

    Net Investment Income(6)    0.06(7)    0.01      0.07      0.06      0.11      0.06      0.04       0.08       0.05       0.14

    Net Realized/Unrealized
    Gain (Loss) on
    Securities and Foreign
    Currency                    0.06      0.43       0.79     (0.87)     0.54     (1.32)     1.05      (3.53)      2.97      13.87
                                ----      ----       ----     ------     ----    ------      ----      ------      ----      -----

    Total from Investment
    Operations                  0.12      0.44       0.86     (0.81)     0.65     (1.26)     1.09      (3.45)      3.02      14.01
                                ----      ----       ----     ------     ----    ------      ----      ------      ----      -----

  Less Distributions:

    Net Investment Income       --        --         --       (0.08)    (0.11)    (0.07)      --       (0.08)     (0.14)     (0.18)

    Capital Gains              (0.22)     --         --        --       (0.11)      --        --      (13.13)      8.82      (0.17)
                               ------   -------    ------    ------    ------    ------     ------    -------     ------     ------

    Total Distributions        (0.22)     --         --       (0.08)    (0.22)    (0.07)       --     (13.21)     (8.96)     (0.35)
                               ------   -------    ------    ------    ------    ------     ------    -------     ------     ------


Net Asset Value, End of
 Year                        $  6.00   $  6.10    $  5.66   $  4.80   $  5.69   $  5.26   $  6.59   $   5.50   $  22.16  $   28.10
                             =======   =======    =======   =======   =======   =======   =======   =========     ======     ======

Total Return                    2.13%     7.77%     17.92%   (14.20%)   12.30%   (19.38%)   19.82%    (11.52%)    16.25%     98.49%

Ratios/Supplemental Data:

  Net Assets, End of Year
  (000's)                   $108,210  $204,788   $182,894  $127,092  $126,132   $64,904   $79,487    $48,938   $113,335   $149,456

  Ratio of Expenses to
  Average Net Assets            1.53%     1.39%      0.68%     1.05%     1.22%     1.30%     1.22%      1.24%      0.88%      0.81%

  Ratio of Net Income to
  Average Net Assets            0.97%     0.29%      1.88%     1.55%     1.93%     0.88%     1.07%      0.76%         0.24%   0.54%

  Portfolio Turnover Rate        174%      176%       131%       77%       81%      134%       86%        96%          121%     99%


     (1)The investment advisers to the Fund beginning in April 1983 was Warburg Investment Management International (Jersey) Limited (and its affiliate, Warburg Investment Management International Limited);

     (2)The investment advisers to the Fund beginning in August 1990 were Nomura Capital Management, Inc. (and its affiliates, Nomura Investment Management Co., Ltd., and Nomura Capital Management (U.K.) Limited), Acadian Asset Management, Inc. and Bailard, Biehl & Kaiser, Inc.;

     (3) Bailard, Biehl & Kaiser, Inc. became the sole adviser to the Fund in February 1993. The Fund's investment advisers have received fees during the 10 year period shown in the above table. The Fund paid no advisory fees from February 1, 1993 to September 30, 1993. See "Management" for further discussion.

     (4)Prior to July 31, 1990, the investment objective of the Fund was to seek a total return on assets. Since that time, the Fund's primary investment objective has been to seek capital appreciation.

     (5)Does not reflect separate advisory fees charged by Bailard, Biehl & Kaiser, Inc. to its clients prior to October 1, 1993. See "Management" for further discussion. If such fees were included at an assumed 1% annual rate payable quarterly, pro-forma total return information would be as follows (unaudited):

                          Fiscal Year Ended September 30,
--------------------------------------------------------------------------------
1993       1992        1991       1990       1989       1988     1987     1986
----       ----        ----       ----       ----       ----     ----     ----
16.74%   (15.05%)     11.18%     (20.18%)   18.62%     (12.40%) 15.09%    96.51%

     (6)1995 amounts are computed on the basis of average shares outstanding, before book-to-tax adjustements of undistributed net investment income

     (7)The amount shown for each share outstanding may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and redemptions of shares in relation to the fluctuating market value of the portfolio.

THE FUND


The  Fund  is  a  non-diversified   series  of  the  Bailard,   Biehl  &  Kaiser
International Fund Group, Inc., a Maryland corporation and an open-end management investment company (the "Company"). The Fund is not intended as a complete investment program because of the specialized nature of its investment objectives. Bailard, Biehl & Kaiser, Inc. (the "Adviser") has sponsored the organization of the Fund primarily to provide investment opportunities in foreign equity securities that may not otherwise be available. Of course, there can be no assurance that the Fund will achieve its investment objectives, and, as indicated below, under "Risk Factors", there are risks associated with investing in foreign securities, foreign currencies and foreign markets that are not present with respect to investing in U.S. securities denominated in U.S. dollars and traded in U.S. markets.

The Fund issues to stockholders unaudited semi-annual reports and annual reports containing audited financial statements of the Fund. Shortly after the end of each calendar year, the Fund furnishes investors with information necessary for the preparation of income tax returns.

The Fund is the successor to the Bailard, Biehl & Kaiser International Fund, Inc., a Delaware corporation that was organized on March 12, 1979 and merged into the Company on July 31, 1990. The Company's fiscal year ends on September 30 of each year.

INVESTMENT OBJECTIVES AND POLICIES

The Fund's primary investment objective is to seek capital appreciation through investment in foreign issuers, including U.S. companies whose assets are primarily located or whose operations are primarily conducted outside the United States. Current income, while a factor in portfolio selection, is a secondary objective, and will be pursued only when consistent with the Fund's primary objective. To help achieve these objectives, the Fund will ordinarily invest at least 65% of its assets in at least three countries other than the United States in equity securities that have potential for growth of capital or income, or both. For this purpose, "equity securities" will consist of common stocks, preferred stocks and convertible securities (such as convertible debt securities and warrants). The remainder of the portfolio will be invested in short-term obligations of U.S. and foreign companies and governments pending investment or for protection against market declines. Short-term obligations will consist of short-term notes, commercial paper, certificates of deposit and, within certain limitations, repurchase agreements. Such short-term obligations will be rated Prime by Moody's or A by S&P, or, if unrated, will be of a similar quality in the opinion of the Adviser. Investors should be aware that warrants do not entitle the holder to voting, liquidation or dividend rights with respect to the issuer of the underlying securities. Repurchase agreements represent transactions in which the Fund buys securities from the seller who agrees to repurchase such securities at a later date. The seller's obligation to repurchase is fully collateralized with other securities in which the Fund can invest, although the Fund may experience delays in acquiring control of the collateral upon a default by the seller. The Fund may also engage in certain hedging and other transactions. See "Investment Practices".

The Fund will ordinarily invest its assets in securities of issuers that, in the judgment of the Adviser, have their principal governing headquarters located outside the United States, in order to provide investors in the Fund with participation in companies located in, or the economies of, a number of countries other than the United States. While there is no limitation on countries in which the Fund may invest, other than those imposed from time to time by the Board of Directors, under ordinary circumstances investments will be principally in companies based in the Far East, Europe, the United Kingdom, Canada and Australia. Investments may be made in companies based in developed as well as developing countries. The Fund may also invest in securities traded domestically and abroad in the form of American Depositary Receipts and International Depositary Receipts, and in domestic and foreign closed-end investment companies whose portfolios are invested primarily in the securities of foreign issuers. The Fund's purchase of securities of a closed-end investment company will result in the layering of expenses such that stockholders of the Fund will not only bear the expenses of the Fund but also will indirectly bear a proportionate share of the expenses of the closed-end investment company.

As a general rule, the Fund will purchase securities that are traded on exchanges or over-the-counter markets often located in the respective countries in which the various issuers of such securities are principally based. There is no limitation on the percentage of the Fund's assets that may be invested in securities of issuers located within any one country, other than restrictions that may be imposed from time to time by the Company's Board of Directors, nor is there any minimum asset or net worth requirement with respect to issuers in which the Fund's assets may be invested.

The Fund has certain "fundamental policies" that limit, to specified levels, the Fund's investment in certain securities. Those policies include the following. As much as 25% of the value of the Fund's assets may be invested in a single industry. However, the Fund will not acquire more than 10% of the outstanding voting securities of any one issuer and will not invest for the purpose of controlling or managing companies. The Fund may not purchase or sell commodities or commodity contracts or invest in options except that the Fund may invest in, purchase or write forward contracts on foreign currencies, and options, futures contracts and options on futures contracts on foreign currencies and stock indices in connection with foreign currency and market hedging transactions. The Fund may not borrow money or pledge its assets, except from a bank as a temporary measure for extraordinary or emergency purposes in amounts not exceeding 5% of the value of the Fund's total assets. The Fund will not effect short sales or purchase securities on margin, except for the deposit of initial or variation margin in connection with hedging transactions. Moreover, the Fund will not invest more than 10% of the value of its total assets in securities subject to contractual or legal restrictions on disposition in all of the principal markets where traded.

The investment objectives and policies described above may be changed by the action of the Board of Directors of the Fund without stockholder approval, except for the fundamental policy restrictions of the Fund, which may be changed only with the approval of a majority of the stockholders of the Fund. A description of the Fund's fundamental policies is contained in the Statement of Additional Information.


The Fund may engage in short-term trading if the disposition of securities held for a short period is deemed to be advisable. The Fund anticipates that its portfolio turnover rate will generally be in the range of 75% to 150%, but may from time to time be greater or less than this range. A turnover rate of 100% exceeds that of many other investment companies, including those which emphasize capital appreciation as a primary investment objective. Higher portfolio turnover results in increased brokerage costs and may result in the realization of short-term gains that are taxed to stockholders as ordinary income. See "Tax Aspects".


INVESTMENT PRACTICES

The Fund is authorized to employ certain investment practices to attempt to minimize the risk to the Fund from adverse changes in currency exchange rates and market conditions or as a substitute for an underlying investment ("Hedging Transactions"). Hedging Transactions may consist of forward foreign currency exchange contracts ("Forward Contracts"), and call and put options ("Options"), futures contracts ("Futures Contracts"), and call and put options on futures contracts ("Options on Futures Contracts") on foreign currencies and stock indices. The Fund may also conduct foreign currency exchange transactions on a spot basis at the rate prevailing in the foreign currency exchange market. These practices involve certain risks, which are summarized below under "Risk Factors -- Hedging Transactions". For a more detailed description of the uses, risks and costs of Hedging Transactions, see Appendix A. In addition, certain provisions of the Internal Revenue Code may limit the extent to which the Fund may enter into Hedging Transactions. See "Tax Aspects -- Hedging and Other Transactions".

Generally, Hedging Transactions involving foreign currencies may directly hedge, cross-hedge, or indirectly hedge the currency risk associated with a particular transaction or position. The Fund may directly hedge a currency risk when it believes that the currency in which a particular portfolio security is denominated may suffer a substantial adverse movement against the U.S. Dollar. For example, to directly hedge a position, the Fund could sell an amount of such foreign currency, or buy an amount of the U.S. Dollar, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

The Fund may enter into a cross-hedge when it believes that the currency in which a particular portfolio security is denominated may suffer a substantial adverse movement against a currency other than the U.S. Dollar. A cross-hedge is accomplished by hedging a foreign currency in which a portfolio security is denominated against another foreign currency. For example, if the Fund believes that the German Mark will move adversely against the Japanese Yen, the Fund could hedge a portfolio position denominated in German Marks by selling the Mark for a specified amount of Japanese Yen. The Fund could also hedge the German Mark through the U.S. Dollar against the Japanese Yen. In such a case, the Fund could sell German Marks for a specified amount of U.S. Dollars and sell the same amount of U.S. Dollars for a specified amount of Japanese Yen.

Indirect hedges are similar to direct hedges except that instead of being obligated to sell a currency in which the Fund's assets are denominated, the Fund will be obligated to sell a different, or proxy, currency that the Fund believes will suffer a similar movement against the other currency. For example, the Fund may hold securities denominated in Dutch Guilders. If the Fund believes that the exchange rate between the Dutch Guilder and the U.S. Dollar will suffer a substantial adverse movement, the Fund could directly hedge the currency risk by selling an amount of Guilders forward for a specified amount of U.S. Dollars. However, if the Fund believes that the German Mark will suffer a similar adverse movement against the U.S. Dollar, the Fund could hedge the Guilder denominated portfolio position by selling an amount of German Marks forward for a specified amount of U.S. Dollars. Similarly, the Fund may acquire securities denominated in Guilders at a time that it believes the Guilder and the German Mark would appreciate against the U.S. Dollar. In such circumstances, the Fund may sell U.S. Dollars forward against an amount of German Marks necessary to acquire the Guilder-denominated securities. The Fund will enter into such indirect hedges when it believes that the currency risk associated with a transaction or position can be hedged more effectively through the purchase or sale of a third currency (e.g. where the market for the proxy currency is more liquid, or more easily monitored and analyzed, and/or the cost to the Fund of an indirect hedge is lower than a corresponding direct hedge).

Generally, to hedge a risk associated with or as a substitute for a market, economic sector or industry, the Fund may enter into a transaction involving a stock index Option, stock index Futures Contract or Option on a stock index Futures Contract. A stock index is a composite of the market prices of the stocks that make up the index. An index may be broad based (comprised of many stocks and designed to be representative of an overall market, e.g., the CAC-40 Index of French securities) or narrow based (designed to be representative of a particular industry or market sector, e.g., the Morgan Stanley Global Utilities Index). An index may also be composed of U.S. stocks (e.g., the S & P 500 Stock Index) or foreign stocks (e.g., the International Market Index) or a combination of both (e.g., the Morgan Stanley World Index). Stock indices are used as the underlying value of stock index Options, stock index Futures and Options on stock index Futures.

The Fund will not engage in a transaction involving Forward Contracts or Futures Contracts, and will not write Options or Options on Futures Contracts unless its position is "covered" by an offsetting position or transaction, or certain liquid assets equal to the amount of the Fund's contingent obligations are held by the Fund's custodian in a segregated account.
For a more detailed description of cover transactions, see Appendix A.

Forward Contracts

A Forward Contract is an obligation to purchase or sell a specific currency for an agreed price at a future date and is individually negotiated and privately traded by currency traders and their customers. The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Forward Contracts may limit potential gain from a positive change in the relationship between currencies, and unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

Options

The Fund may purchase and write call and put Options on foreign currencies and stock indices. Call Options on foreign currencies give the holder the right, in exchange for a premium, to buy the underlying currency at a stated price while the counterparty is obligated, upon exercise, to sell such currency. Put Options on foreign currencies give the holder the right, in exchange for a premium, to sell the underlying currency at a stated price while the counterparty is obligated, upon exercise, to buy such currency. An Option on a stock index is similar to an Option on a foreign currency, except that exercise of the Option results in the payment of a cash settlement instead of the purchase or sale of the stocks that underlie the index. The amount of the cash settlement depends on the change in the value of the index underlying the Option.

The purchase of an Option may constitute an effective hedge against fluctuations in currency exchange rates or changes in market conditions, although, in the event of movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. The writing of Options constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies, securities or other assets at disadvantageous rates, thereby incurring losses.

Options written or purchased by the Fund will be traded on U.S. and foreign exchanges or, provided a sufficiently liquid secondary market exists, over-the-counter markets. Over-the-counter Options purchased by the Fund and the value of securities used to cover over-the-counter Options written by the Fund will be deemed to be illiquid subject to the Fund's policy limits on investments in illiquid securities.

Futures Contracts

A Futures Contract is an exchange traded contract for the purchase or sale for future delivery of the underlying asset. A sale of a Futures Contract on a foreign currency is the acquisition of a contractual obligation to deliver the currency called for by the contract at a specified price in a fixed delivery month. A purchase of a Futures Contract on a foreign currency means the acquisition of a contractual obligation to acquire the currency called for by the contract at a specified price in a fixed delivery month. A Futures Contract on a stock index, like an Option on a stock index, results in the payment of a cash settlement instead of the delivery of the stocks that underlie the index. The amount of the cash settlement depends on the change in the value of the index underlying the Futures Contract. The successful use of Futures Contracts will usually depend on the Fund's ability to correctly predict currency exchange rate and market movements. Should rates or markets move in an unexpected manner, the Fund may not achieve the anticipated benefits of Futures Contracts or may realize losses. Losses from Futures Contracts are potentially unlimited.

Options on Futures Contracts

The Fund may purchase and write call and put Options on Futures Contracts. Call Options on Futures Contracts give the holder the right, in exchange for a premium, to take the position of a buyer in a specified Futures Contract while the counterparty is obligated, upon exercise, to take the position of a seller in that Futures Contract. Put Options on Futures Contracts give the holder the right, in exchange for a premium, to take the position of a seller in a specified Futures Contract while the counterparty is obligated, upon exercise, to take the position of a buyer in that Futures Contract. Depending on the pricing of an Option on a Futures Contract compared to either the price of the Futures Contract upon which it is based or the price of the underlying asset, an Option on a Futures Contract may entail more or less risk than ownership of the Futures Contract upon which it is based or the underlying asset. Options on Futures Contracts hedge positions and transactions in a manner similar to Options. For more information on the uses and limits of Options on Futures Contracts, see "Options".

Spot Transactions

The Fund also engages in foreign currency exchange transactions on a spot (i.e., current) basis in connection with the investment of cash balances held by the Fund outside of the United States. The purpose of these cash balances is to provide liquidity for operations. The Fund normally expects to invest its cash balances primarily in bank accounts or similar investments denominated in foreign currencies in lieu of dollar-denominated bank accounts or investments. This should permit the Fund to profit from declines in the value of the dollar during periods when the dollar is declining relative to the foreign currencies in which its cash balances are invested. There is, however, no guarantee that the Fund will correctly anticipate currency fluctuations. Accordingly, if the Fund's cash balances are maintained in investments denominated in foreign currencies during periods when the value of the dollar is appreciating relative to those foreign currencies, the Fund will experience losses. The Fund will also incur service charges in connection with each currency conversion.

RISK FACTORS

Foreign Securities

The Fund is intended to provide an investor with an opportunity to invest a portion of his or her assets in equity securities of foreign companies or companies (wherever organized) with significant foreign operations. Management of the Fund believes that international investment of one's assets may decrease the degree to which events in any one country, including the United States, will affect one's entire investment holdings. Of course international investment of one's assets will not eliminate risks inherent in investing in securities. Because of the Fund's investment objectives, the Fund is not intended to provide a complete investment program for an investor.

Investors should recognize that investing in foreign companies, foreign currencies and foreign markets involves certain considerations, including those set forth below, that are not typically associated with investing in U.S. securities denominated in U.S. dollars and traded in U.S. markets. Many of the securities held by the Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the Securities and Exchange Commission. Accordingly, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.

It is contemplated that most foreign securities will be purchased in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges. There is generally less governmental supervision and regulation of foreign stock exchanges, brokers and issuers than in the United States.

In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments that could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.



The Fund may invest in securities issued by the governments of foreign countries (or agencies or subdivisions thereof); and many, if not all, of the foregoing considerations apply to such investments as well. In addition, the Fund may invest in American Depository Receipts ("ADRs") and International Depository Receipts ("IDRs"). A purchaser of an unsponsored ADR or IDR may have limited voting rights and may receive less information about the issuer of the underlying security than with a sponsored ADR or IDR.


Currency Exchange Rates

The value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations (including, but not limited to, actions by a foreign government to devalue its currency, thereby effecting a possibly substantial reduction in the U.S. dollar value of the Fund's investments in that country). The Fund is authorized to employ certain hedging techniques to minimize this risk. However, to the extent such techniques are not employed or to the extent such techniques do not fully protect the Fund against adverse changes in exchange rates, decreases in the value of the currencies of the countries in which the Fund will invest will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies. On the other hand, to the extent hedging techniques are used to reduce currency risk, the Fund will not participate in increases in the value of the currencies of the countries in which the Fund invests. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers (including banks) realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer or bank normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. Moreover, fluctuations in exchange rates may decrease or eliminate income available for distribution and may change the tax treatment of any distribution. For example, if foreign exchange losses exceed other investment company taxable income during a taxable year, the Fund might not be able to or might determine not to make ordinary income distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to stockholders for United States income tax purposes, rather than as ordinary income, thereby reducing each stockholder's basis in his Fund shares.

Hedging Transactions

Hedging Transactions cannot eliminate all risks of loss to the Fund and may prevent the Fund from realizing some potential gains. The projection of short-term foreign currency and market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Among the risks of Hedging Transactions are: incorrect prediction of the movement of currency exchange rates and market movements; imperfect correlation of currency movements in cross-hedges and indirect hedges; imperfect correlation in the price movements of Options, Futures Contracts and Options on Futures Contracts with the assets on which they are based; lack of liquid secondary markets and the inability to effect closing transactions; costs associated with effecting such transactions; inadequate disclosure and/or regulatory controls in certain markets; counterparty default with respect to transactions not executed on an exchange; trading restrictions imposed by governments, or securities and commodities exchanges; and governmental actions affecting the value or liquidity of currencies. Hedging Transactions may be effected in foreign markets or on foreign exchanges and are subject to the same types of risks that affect foreign securities. See "Risk Factors-- Foreign Securities".

Indirect hedges and cross-hedges are more speculative than other hedges because they are not directly related to the position or transaction being hedged. With respect to indirect hedges, movements in the proxy currency may not precisely mirror movements in the currency in which portfolio securities are denominated. Accordingly, the potential gain or loss on an indirect hedge may be more or less than if the Fund had directly hedged a currency risk. Similar risks are associated with cross-hedge transactions. In a cross-hedge, the foreign currency in which a portfolio security is denominated is hedged against another foreign currency, rather than the U.S. Dollar. Cross-hedges may also create a greater risk of loss than other hedging transactions because they may involve hedging a currency risk through the U.S. Dollar rather than directly to the U.S. Dollar or another currency.

In order to help reduce certain risks associated with Hedging Transactions, the Board of Directors has adopted the requirement that Forward Contracts, Options, Futures Contracts and Options on Futures Contracts be used as a hedge or as a substitute for an underlying investment and not for speculation. In addition to this requirement, the Board of Directors has adopted the following percentage restrictions on the use of Options, Futures Contracts and Options on Futures
Contracts:

     (i) The Fund will not write a put or call Option if, as a result thereof, the aggregate value of the assets underlying all such Options (determined as of the date such Options are written) would exceed 25% of the Fund's net assets.

     (ii) The Fund will not purchase a put or call Option or Option on a Futures Contract if, as a result thereof, the aggregate premiums paid on all Options or Options on Futures Contracts held by the Fund would exceed 20% of the Fund's net assets.

     (iii) The Fund will not enter into any Futures Contract or Option on a Futures Contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of the Fund's net assets.

In order to help reduce the risk of counterparty default in Forward Contracts and Options traded over-the-counter, the Fund will only enter into such transactions with registered broker-dealers, or with banks or other financial institutions regulated by the FDIC or having assets in excess of $1 billion, in each case having a net worth of at least $20 million. For a more detailed discussion of the uses, risks and costs of Hedging Transactions, see Appendix A.

Non-Diversification

The Fund is deemed to be non-diversified within the meaning of the Investment Company Act of 1940 (the "1940 Act"), because it may invest more than 25% of its assets in issuers in which it invests more than 5% of its assets. However, the Fund still intends to qualify as a regulated investment company under the Internal Revenue Code. In order to so qualify, the Fund may not, among other things, invest more than 50% of its assets in such issuers. A more detailed description of this and other requirements applicable to regulated investment companies is set forth under "Tax Aspects" and in the Statement of Additional Information under the caption "Tax Aspects". Investment of a substantial percentage of the Fund's assets in the securities of single issuers will expose the Fund to a greater risk of loss resulting from unfavorable price movements or market conditions related to such issuers.

Asset Volatility

Substantially all of the Fund's shares are currently held by advisory clients of the Adviser. As a result, decisions by the Adviser to purchase or redeem Fund shares on behalf of its clients may cause the assets of the Fund to increase or decrease by a significant amount from time to time. Any significant decline in the Fund's assets is likely to result in an increase of the Fund's expenses as a percentage of its net assets. In addition, in order to meet the redemption requests of the Adviser's clients, the Fund may be required to liquidate portfolio positions and realize gains and losses at inopportune times for non-redeeming stockholders. Higher portfolio turnover also results in increased brokerage and other transaction costs. Stockholders who are not clients of the Adviser will not be notified of any changes in the Fund's assets that occur as a result of decisions by the Adviser on behalf of its clients or otherwise.

MANAGEMENT

The Board of Directors of the Company is responsible for the management of the Fund, including the general overall supervision of the Fund's portfolio transactions. The names and business addresses of the directors and officers of the Company and their principal occupations and other affiliations during the past five years are set forth in the Statement of Additional Information.

The Fund and the Adviser have entered into an Investment Management Agreement (the "Management Agreement") dated as of October 1, 1993. Under the Management Agreement, the Adviser directs the purchase and sale of securities in the Fund's investment portfolio and all hedging transactions in accordance with the Fund's objectives and policies. The Adviser also selects and reviews firms to effect portfolio transactions, and reviews commissions paid and the execution of portfolio transactions for the Fund. In addition, the Adviser provides certain managerial and administrative services to the Fund.


Rosemary Macedo has been primarily responsible for the day-to-day management of the Fund's portfolio since November 1995. Ms. Macedo joined the Adviser in 1992 with responsibility for quantitative research and became a Senior Vice President of the Adviser in 1995. She worked at First Quadrant Corporation conducting quantitative research and systems development on equity and asset allocation models from 1988 to 1992.


Since October 1, 1993, the Adviser has been paid a monthly fee calculated at an annual rate equal to .95% of the average daily net assets of the Fund. While this rate is higher than the rate charged by most other advisers, the Fund believes that it is justified by the complexity of investing in multiple international markets and engaging in Hedging Transactions and by the administrative services provided by the Adviser. Prior to October 1, 1993, the Fund employed other investment advisers and the Adviser received no fees from the Fund. However, investors in the Fund who were advisory clients of the Adviser paid separate advisory fees directly to the Adviser. Since October 1, 1993, the separate advisory fees payable to the Adviser by its advisory clients have been reduced by the amount of fees it receives from the Fund attributable to the assets of its advisory clients.



The Fund pays all of its own expenses except for those expressly to be paid by the Adviser. For the fiscal year ended September 30, 1995 , the Fund's total expenses represented 1.53% of average net assets for the year. Additional information concerning the expenses of the Fund is contained in the Statement of Additional Information. The Adviser commenced business as a registered investment adviser in 1970 and was incorporated as a California corporation in 1972. The principal place of business of the Adviser is 2755 Campus Drive, San Mateo, California 94403. The Adviser is a wholly owned subsidiary of BB&K Holdings, Inc., a California corporation, and acts as investment adviser to the Bailard, Biehl & Kaiser International Bond Fund (the other series of the Company) and the Bailard, Biehl & Kaiser Diversa Fund. As of Decmeber 31, 1995, the Adviser managed portfolios with total holdings of approximately $917 million in market value.


NET ASSET VALUE

The net asset value per share, on which purchase and redemption prices are based, is obtained by dividing the value of the net assets of the Fund (i.e., the market value of the securities and other assets of the Fund less its liabilities, including expenses payable or accrued but excluding capital stock and surplus), by the total number of shares outstanding. Net asset value is calculated once daily, at the regular closing of the New York Stock Exchange (generally 4:00 P.M. New York time), except that no net asset value per share is calculated on Saturdays, Sundays or other days when the New York Stock Exchange is closed. Because the Fund's investment securities are traded on foreign markets that may be open when the New York Stock Exchange is closed, the value of the net assets of the Fund may be significantly affected on days when no net asset value is calculated. The method used by the Fund for determining the net asset value of its shares is explained in more detail in the Statement of Additional Information.


PURCHASE OF SHARES

Shares of the Fund are offered at net asset value, without any sales charge, on a continuous basis directly by the Fund or through a broker-dealer. If shares of the Fund are purchased through a broker-dealer, a service fee may be charged by the broker-dealer. If shares of the Fund are purchased directly from the Fund without the intervention of a broker-dealer, no such fee will be imposed. Certain Fund services may not be available to shares held in the name of a broker-dealer or other nominee.

The minimum initial investment is $5,000 and each subsequent investment must be at least $100. The minimum initial investment for Bailard, Biehl & Kaiser employees, officers and their relatives, and directors of the Company is $2,000 and each minimum subsequent investment is $100. The Fund reserves the right to waive, reduce or increase the minimum for initial and subsequent investments.


Fund shares may also be purchased by various types of retirement plans, including individual retirement accounts ("IRAs"). The minimum initial and subsequent investments of such plans correspond to the minimum investment requirements for individuals. The Adviser offers the Bailard, Biehl & Kaiser IRA for individuals wishing to establish an IRA. For information concerning the Bailard, Biehl & Kaiser IRA, call (800) 882-8383.


The Fund reserves the right to refuse any application to purchase its shares. Resale of Fund shares (other than by redemption) may be restricted in certain jurisdictions. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such an offer in such jurisdiction.


Shares may be purchased directly from the Fund by completing the Purchase Application form accompanying this Prospectus and sending it, together with a check (payable to the order of the Fund), to Chase Global Funds Services Company ("CGFSC"), P.0. Box 2798, Boston, Massachusetts 02208 or (for express delivery) 73 Tremont Street, Boston, Massachusetts 02108-3913. (CGFSC is an affiliate of The Chase Manhattan Bank, N.A.) Additional Purchase Application forms can be obtained from the Fund at 2755 Campus Drive, San Mateo, California 94403.

Shares of the Fund may also be purchased by bank wire by calling CGFSC at (800) 541-4366 (617/557-8000 for Massachusetts residents) to receive a wire reference control number and to notify CGFSC of your incoming wire. A properly completed Purchase Application form must be sent to CGFSC at the above address before bank-wired investments can be redeemed. Instruct your bank (which may charge for this service) to wire a specified amount (via the Federal Reserve Bank) to:

                  The Chase Manhattan Bank, N.A.
                  One Chase Manhattan Plaza
                  New York, NY   10081-1000
                  ABA #021000021
                  DDA #910-2-733160

                  Attn:
                       Bailard, Biehl & Kaiser International Equity Fund Shareholder's Name:
                       Account Number:
                       Wire Reference Control Number:

A bank-wired investment is considered received when CGFSC has been notified that the bank wire has been credited to the Fund's account.


You may purchase additional shares of the Fund at any time by mailing or wiring funds in the manner and subject to the minimums described above. Please remember to include your Bailard, Biehl & Kaiser International Equity Fund account number on your check or as part of your wiring instructions.

When an investor makes an initial investment, an account will be opened on the books of the Fund and a confirmation will be sent of the opening of the account. Thereafter, whenever a transaction takes place in the account, such as a purchase of additional shares, exchange or redemption of shares, reinvestment of distributions or deposit or withdrawal of shares represented by certificates, the stockholder will receive a confirmation statement giving complete details of the transaction. In addition, the statement will show the details of every prior transaction in the account during the year. Issuance and delivery of certificates is unnecessary and holders of shares are thereby relieved of the responsibility of safekeeping, although certificates will be issued, without charge, to requesting stockholders.

The number of shares that may be purchased will depend upon the applicable net asset value in effect at the time orders are properly received. Such net asset value is the net asset value of the Fund next determined after receipt of a proper request.

EXCHANGE AND REDEMPTION OF SHARES

You may exchange or redeem all or a portion of your shares of the Fund at any time, without incurring any charges, by mail or by telephone. If you exchange or redeem your shares through a broker-dealer, there may be a charge imposed for such services.

Exchange Privilege


You may exchange your Fund shares for shares of the Bailard, Biehl & Kaiser International Bond Fund (the "Bond Fund") or the Bailard, Biehl & Kaiser Diversa Fund (the "Diversa Fund") on the basis of the relative net asset values per share of the Fund and the Bond Fund or Diversa Fund next computed after receipt by CGFSC of your proper written or telephone request. Written requests should be directed to CGFSC at the address indicated under "Purchase of Shares". Telephone requests should follow the procedures described under "Telephone Transactions". Exchanges can only be made between accounts with identical account registrations.

Before making an exchange, you should read the Bond Fund's or Diversa Fund's Prospectus, which may be obtained by contacting the Company at 2755 Campus Drive, San Mateo, California 94403, (800) 882-8383. Any exchange of shares is, in effect, a redemption of shares of the Fund and a purchase of shares of the Bond Fund or Diversa Fund. Accordingly, for Federal income tax purposes, an exchange is a taxable event, and a gain or loss may be realized. Exchanges can only be made in states where shares of the Bond Fund or Diversa Fund are qualified for sale, and the dollar amount of an exchange must meet the initial or subsequent minimum investment requirements of the Bond Fund or Diversa Fund. The Fund does not place any limit on the number of exchanges that may be made, and neither the Fund nor the Bond Fund or Diversa Fund charges a fee for effecting an exchange. The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Regular Redemption Procedure

A stockholder has the right to redeem shares by transmitting to CGFSC, at the address indicated under "Purchase of Shares", either the related certificates and a stock power in good order for transfer, or if no certificates have been issued, a written request for redemption. Redemption will be made at the net asset value next computed after receipt by CGFSC of the necessary documents in good order. "Good order" means that certificates and stock powers must be endorsed by the record owner(s) exactly as the shares are registered and, for redemptions in excess of $50,000, the signature(s) must be accompanied by a signature guarantee. A signature guarantee is a widely accepted way to protect stockholders and the Fund by verifying the signature on the request. Signature guarantees should not be qualified in any way, whether by date or otherwise. Signatures must be guaranteed by an "Eligible Guarantor Institution" and not by a notary public or any other person or entity. An "Eligible Guarantor Institution" means a bank, trust company, broker, dealer, municipal or government securities broker or dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association that is a participant in the Securities Transfer Agents Medallion Program ("STAMPSM") endorsed by the Securities Transfer Association. In some cases, "good order" may require the furnishing of additional documents. In the event that a stockholder needs assistance in determining which documents are required in order to effect a redemption, he or she may contact CGFSC at (800) 541-4366 for assistance. Subject to the limitations set forth below, payment for shares redeemed will ordinarily be made within seven days after receipt of the foregoing documents in good order.

Systematic Withdrawal Plan

A Systematic Withdrawal Plan ("SWP") may be established by a new or existing stockholder if the shares in his or her account, when valued at the current net asset value, equal $10,000 or more. Stockholders who elect to establish a SWP account will be mailed a semimonthly, monthly or quarterly check in a stated amount, not less than $100. Depending on the SWP option chosen, shares sufficient to satisfy the stated amount will be automatically redeemed on or about the third and/or eighteenth day of the payment period and a check for the stated amount will be mailed by CGFSC to the stockholder as soon thereafter as practicable. A transaction fee of $2 per check will be deducted from the proceeds. Withdrawals may result in a gain or loss for tax purposes, may reduce principal and may eventually use up all of the shares in the account.

Payments will be terminated by CGFSC on receipt of satisfactory evidence of the death or incapacity of the stockholder, but until it has received such evidence, CGFSC will not be liable for any payments made in accordance with the SWP. The stockholder or the Fund may terminate the SWP account at any time upon notice to the other.



General Conditions of All Redemptions

The right to redeem may be suspended and the payment of the redemption price deferred during any period when the New York Stock Exchange is closed, during periods when trading on the Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets or for such other periods as the Commission may by order permit for the protection of investors. In addition, if shares have been recently issued to a stockholder and payment was made by check, the Fund will effect the redemption, but will hold the proceeds thereof until the check for the purchase of such shares has cleared, unless such shares were purchased with a cashier's or certified check.

Special Redemption Procedure

The Fund may redeem the shares of any stockholder who ceases to hold shares in the Fund having an aggregate net asset value at least equal to the minimum initial investment. However, the Fund will not effect such a redemption if the decline in share value is caused by a reduction in the Fund's net asset value. Stockholders will be given at least 30 days' written notice of any redemption effected in accordance with this paragraph.

Telephone Transactions


You may establish telephone exchange and redemption privileges if you have checked the appropriate box and supplied the necessary information on the Purchase Application form accompanying this Prospectus. You may then exchange and redeem shares of the Fund by telephoning CGFSC at (800) 541-4366 (or, from outside the U.S., (617) 557-8000) prior to the regular closing of the New York Stock Exchange (generally 4:00 P.M. New York time) on a day when the New York Stock Exchange is open. Redemptions by telephone must be at least $1,000 and may not exceed $150,000. Exchange and redemption requests received by CGFSC before the regular closing will be processed that day. Otherwise processing will occur on the next business day.

Interruptions in telephone service may mean that you will be unable to effect a transaction by telephone when desired. When telephone transactions are difficult to implement, you should mail or send by overnight delivery a written request to CGFSC. By making telephone exchanges or redemptions you may be giving up a measure of security that you may have had if such transactions had been in writing. The Fund and CGFSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and CGFSC may be liable for any losses due to unauthorized or fraudulent instructions if such procedures are not followed. For your protection, CGFSC records all telephone calls. Exchanges can only be made between accounts with identical registrations and only if your account registration has not changed within 30 days. Redemption proceeds are sent only to stockholders at their registered address or to a bank account previously designated by the stockholder. It is also the Fund's policy to mail a written confirmation to you at your address of record within five business days after any telephone transaction. The Fund or CGFSC may refuse to honor any telephone transaction request if the Fund or CGFSC believes, for any reason, that the request is unauthorized. You will be promptly notified of any refused telephone transaction request. Neither the Fund nor CGFSC will be liable for following telephone instructions that CGFSC reasonably believes to be genuine. Since you may bear the risk of loss in the event of an unauthorized telephone transaction, you should verify the accuracy of telephone transactions immediately upon receipt of the written confirmation.


Telephone transaction procedures may be modified or suspended without notice during periods of drastic economic or market changes, and may be modified or terminated on 60 days' notice to stockholders at any time. Shares held by a Keogh plan or IRA and shares issued in certificate form are not eligible for telephone exchange or redemption.

DISTRIBUTIONS

The Board of Directors will determine the amounts to be distributed to the holders of shares and the time or times such distributions will be made. Presently it is contemplated that net investment income and net realized capital gains, if any, will be distributed annually, generally in December.


Distributions of net income and capital gains, if any, will be reinvested without a sales charge in full or fractional shares of the Fund on the payment date, using the net asset value of the Fund on the ex-dividend date (the business day following the record date). Distributions elected to be taken in cash will be made on the payment date. (The Purchase Application form contains a distribution option election.) Once an election is made, it may be changed at any time and will be effective for the next distribution the record date of which is more than five days after receipt by CGFSC of the change of election. (The notice of such a change should be sent to the address of CGFSC set forth under "Purchase of Shares".) Investors electing to receive their distributive share of the Fund's net investment income and any net realized capital gains in Fund shares will have to pay any taxes on such distributions.

Prior to purchasing shares of the Fund, the impact of declared dividends or declared capital gains distributions should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value of his shares by the amount of the dividends or distributions. Such dividends or capital gains distributions, although in effect a return of principal, are subject to taxes, calculated at ordinary income or long-term capital gains rates. See "Tax Aspects" for further information regarding the taxation of distributions.


TAX ASPECTS


For the fiscal year ended September 30, 1995, the Fund believes that it has qualified for tax treatment as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), and intends to be able to continue to so qualify in future years. Qualification as a RIC allows the Fund to qualify for "pass-through" tax treatment under the federal income tax laws, which means the Fund, subject to certain conditions and requirements, will not be subject to United States federal income tax on amounts it distributes to its stockholders. Accordingly, the Fund plans to distribute substantially all of its net investment income and net capital gains to its stockholders.


RICs are subject to a nondeductible 4% excise tax on the excess (if any) of the "required distribution" for a calendar year over the "distributed amount" for such year. To avoid imposition of such tax, a RIC generally will have to distribute in each calendar year at least 98% of its ordinary income for such calendar year and at least 98% of its capital gains for the 12-month period ending on October 31 of such year. The Fund intends to make sufficient distributions each year to avoid imposition of the excise tax.

The Fund intends to qualify for and, if the Fund determines it to be in the best interest of the stockholders, to make the election provided for in Section 853 of the Code to treat certain foreign taxes paid by the Fund as paid by the stockholders. As a result, each stockholder may be required to include in income his proportionate share of such foreign taxes and may elect to deduct his share of such foreign taxes or to credit such foreign taxes against his federal income tax liability, subject to the provisions and limitations of the Code relating to foreign tax credits.


Distributions of the Fund's net investment income and net realized short-term capital gains will be taxable to stockholders as ordinary income. Distributions paid from long-term capital gains will generally be taxable as long-term capital gains, regardless of the holding period of the Fund shares. The Fund will inform stockholders of the source and nature of the dividends and distributions at the time they are paid. Stockholders should take note that any dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are also subject to federal income tax. Dividends and distributions will be taxable to stockholders whether received in cash or reinvested in additional shares. Any loss recognized upon the sale of shares held for six months or less will be treated as long-term capital loss to the extent of any distributions of long-term capital gains during the period the shares were held. Dividends and distributions payable to stockholders of record as of a date in October, November or December of any year will be deemed to have been paid by the Fund and received by the stockholders on December 31 if the dividends are paid by the Fund at any time during the following January.


Hedging and Other Transactions

The Fund is currently authorized to engage in Forward Contracts and to invest in or write Options, Futures Contracts and Options on Futures Contracts to hedge against changes in foreign currency exchange rates and market conditions and as a substitute for an underlying investment. Certain of these transactions may be "Section 1256 contracts". Gains or losses on Section 1256 contracts generally are treated as 60% long-term and 40% short-term ("60/40") capital gains or losses. Any Section 1256 contracts that are held by the Fund at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market", with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as a 60/40 gain or loss.


Generally, any Hedging Transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. For example, Hedging Transactions may convert gains which would otherwise be taxable as long-term capital gain into short-term capital gain, which is taxed as ordinary income when distributed to stockholders. In addition, any losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because the straddle rules are complex and their interpretation is unclear, the tax consequences to the Fund of Hedging Transactions are uncertain.


The Fund may make one or more of the elections available under the Code that are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to stockholders, and that will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a Fund that did not engage in Hedging Transactions.


In addition, under the recently enacted "conversion transaction" provisions of the Code, certain gains derived from the Fund's hedging or other activities may be recharacterized as ordinary income for federal income tax purposes. The application of these provisions is expected to be further defined by regulations to be issued by the Treasury Department. The Adviser will take these provisions, and any subsequent regulations, into account in assessing the hedging and other strategies of the Fund.


The diversification requirements applicable to the Fund's assets and other restrictions imposed on the Fund by the Code may limit the extent to which the Fund will be able to engage in transactions in Forward Contracts, Options, Futures Contracts or Options on Futures Contracts.

Currency Fluctuations -- "Section 988" Gains or Losses

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Gains or losses with respect to Forward Contracts and certain Options, Futures Contracts and Options on Futures Contracts are generally treated as ordinary income or loss, although an election is available under certain circumstances that would result in capital gain or loss treatment. In addition, gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its stockholders as ordinary income, rather than increasing or decreasing the amount of the Fund's capital gains or losses.

Certain Foreign Tax Consequences


Foreign securities such as those to be purchased by the Fund may be subject to foreign taxes, which could reduce the yield on such securities, although a stockholder otherwise subject to United States federal income taxes may be entitled to claim a credit or deduction for such tax purposes, subject to certain limitations. The Statement of Additional Information provides additional details on these tax aspects.


The foregoing is a general and abbreviated summary of tax consequences of investment in the Fund. Additional details concerning federal and foreign tax consequences are contained in the Statement of Additional Information. Investors are urged to consult their own tax advisers to determine the effect of investment in the Fund upon their individual tax situations.

DESCRIPTION OF CAPITAL STOCK


The Fund is a series within the Bailard, Biehl & Kaiser International Fund Group, Inc., an open-end management investment company organized on June 12, 1990 as a Maryland corporation (the "Company"). Currently, the Company has two series, the Fund and the Bailard, Biehl & Kaiser International Bond Fund (the "Bond Fund"). Further series may be added without stockholder approval, but the Company has no immediate plans to do so.

The Company has authorized the issuance of up to 1,000,000,000 shares of Common Stock, par value $.0001, in one or more series. Currently, the Fund and the Bond Fund are each authorized to issue 100,000,000 shares of Common Stock. When issued, shares in the Fund will be fully paid and non-assessable and will have no preemptive, conversion or exchange rights.


Shares of each series are entitled to one vote for all purposes. Shares of each series vote as a single class with respect to matters, such as election of directors, that affect all series in substantially the same manner. As to matters affecting each series separately, such as approval of agreements with investment advisers, shares of each series vote as separate series. Shares of each series are entitled to dividends as determined by the Board of Directors and, in liquidation of the Fund, are entitled to receive the net assets of that series. Stockholders are entitled to require the Fund to redeem their shares, and the Fund may redeem shares under certain circumstances, as set forth under "Redemption of Shares". The transfer of shares, other than by redemption, is subject to restrictions in some jurisdictions.

The voting rights of the shares are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting will not be able to elect any director. The Company is not required to hold annual meetings for the election of directors or otherwise. Special meetings may be called by the Chairman of the Board, the Board of Directors, or the President or by stockholders entitled to cast at least 10% of the shares entitled to vote. The Company will assist in stockholder communications with respect to any meeting duly called by the holders of its shares.

A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each series of stock that the Company is authorized to issue and the differences in the relative rights and preferences between the shares of each series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent series, will be furnished by the Company to any stockholder, without charge, upon request to the Secretary of the Company at its principal office.

PERFORMANCE INFORMATION

From time to time, the Fund may advertise its total return. This figure is based upon historic earnings and is not intended to indicate future performance. "Total return" refers to the average annual rate of return of an investment based on its public offering price and reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets and all expenses incurred by the Fund for the stated period, including, for periods prior to October 1, 1993, an assumed 1% annual advisory fee charged by the Adviser to its clients. See "Management". This figure is computed by calculating to the end of a specified period the percentage change in value of an investment of $1,000, assuming reinvestment of all income and capital gain distributions.

DISTRIBUTOR

The Distributor of the Fund's shares is BB&K Fund Services, Inc., a registered broker-dealer and a wholly owned subsidiary of Holdings. The principal business address of BB&K Fund Services, Inc. is 2755 Campus Drive, San Mateo, California 94403. BB&K Fund Services, Inc. receives no commission or compensation for acting as the Fund's agent in the continuous public offering of the Fund's shares.

ADMINISTRATIVE SERVICES


The Company, on behalf of the Fund, has entered into an Administration Agreement (the "Administration Agreement") with Investment Company Administration Corporation ("ICAC"). Pursuant to such agreement, ICAC provides certain administrative services in connection with the management of the Fund's operations. Such services include: (i) filing applications under state law to register the Fund's shares for sale, and to register the Company and/or the Company's officers to sell the Fund's shares, (ii) assisting the Fund's accountants in preparing financial reports, (iii) assisting the Fund's attorneys in preparing amendments to the Fund's registration statement, any proxy materials and other forms and reports to be filed with the SEC, (iv) preparing periodic reports to stockholders, (v) monitoring compliance with the Fund's investment policies and restrictions, and (vi) other administrative matters. As compensation for such services, the Fund pays ICAC an annual fee of $32,500.


TRANSFER AGENT AND CUSTODIAN


Transfer agent and dividend paying agent services are provided by Chase Global Funds Services Company, P.O. Box 2798, Boston, Massachusetts 02208, an affiliate of The Chase Manhattan Bank, N.A.

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as Custodian of the Fund's assets and has been authorized to cause securities and other assets of the Fund to be held in separate accounts with various subcustodians in conformity with Section 17(f) of the 1940 Act and the rules thereunder.


EXPERTS

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, has been selected as independent accountants for the Fund and provides auditing services, including review and consultation in connection with various filings by the Fund with the SEC and tax authorities.


The information under "Financial Highlights" for the 10 years ended September 30, 1995 in this Prospectus and the financial statements as of September 30, 1995 incorporated by reference into the Statement of Additional Information have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

                                                                      APPENDIX A

HEDGING AND OTHER TRANSACTIONS

Forward Contracts. The Fund may enter into forward foreign currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in currency exchange rates ("Forward Contracts"). All Forward Contracts will be covered. In the case of a Forward Contract obligating the Fund to purchase a foreign currency (a "long position"), the Fund may establish a segregated account containing liquid assets ("Liquid Assets") equal to the purchase price of the Forward Contract due on the settlement date (less any margin on deposit). Liquid Assets include cash, U.S. Government securities and other liquid high grade debt obligations. For purposes of covering Forward Contracts only, Liquid Assets also include equity securities in the Fund's portfolio that are readily marketable. Alternatively, the Fund may cover a long position by purchasing a put option on the same Forward Contract with a strike price as high or higher than the price of the Forward Contract held by the Fund (or, if lower than the price of the Forward Contract held by the Fund, the Fund may segregate Liquid Assets equal to the difference).

In the case of a Forward Contract obligating the Fund to sell a foreign currency (a "short position"), the Fund may segregate Liquid Assets equal to the market value of the currency underlying the Forward Contract (less any margin on deposit, but not less than the market price at which the short position was established). Alternatively, the Fund may cover the Forward Contract by (i) entering into an offsetting position or transaction, (ii) owning the currency underlying the Forward Contract or (iii) holding a call option permitting the Fund to purchase the same Forward Contract at a price no higher than the price at which the short position was established (or, if higher, the Fund may segregate Liquid Assets equal to the difference).

Options on Foreign Currencies. The Fund may write covered call and put options and purchase call and put options ("Options") on foreign currencies that are traded on United States and foreign exchanges and over-the-counter to attempt to minimize the risk to the Fund from adverse changes in currency exchange rates.

For example, a decline in the value of a foreign currency in which portfolio securities are denominated will reduce the value of such securities in U.S. Dollars, even if their value in the foreign currency remains constant. In order to protect against such reductions in the value of portfolio securities, the Fund may purchase put Options on the foreign currency. If the value of the foreign currency does decline, the Fund will have the right to sell such currency for a fixed amount and will thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, when the Fund predicts an increase in the value of a currency in which securities to be acquired are denominated, the Fund may purchase call Options on the foreign currency. The purchase of such Options could offset, at least partially, the effects of the adverse movements in exchange rates. However, the benefit to the Fund derived from purchases of Options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent predicted, the Fund could sustain losses that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write put and call Options for the same types of hedging purposes. For example, when the Fund anticipates a decline in the value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put Option, write a call Option on the relevant currency. If the expected decline occurs, the Option will most likely not be exercised and the diminution in value of portfolio securities will be fully or partially offset by the amount of the premium received. Similarly, instead of purchasing a call Option to hedge against an anticipated increase in the cost of securities to be acquired, the Fund could write a put Option on the relevant currency that, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of premium. The writing of an Option constitutes only a partial hedge up to the amount of the premium, and only if currency exchange rates move in the expected direction. If this does not occur, the Option may not be offset by the amount of the premium. Through the writing of Options, the Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

All put and call Options written by the Fund will be covered. The Fund may cover a put Option by (i) establishing a segregated account containing Liquid Assets equal to the strike price of the put Option written by the Fund (less any margin on deposit), (ii) selling short the currency underlying the put Option at the same or higher price than the strike price of the put Option written by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference), or
(iii) purchasing a put Option with a strike price the same as or higher than the strike price of the put Option sold by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference).

The Fund may cover a call Option by (i) segregating Liquid Assets equal to the market value of the currency underlying the call Option (less any margin on deposit) but not less than the strike price of the call Option, (ii) owning the currency underlying the Option or (iii) purchasing a separate call Option on that currency with a strike price no higher than the strike price of the Option sold by the Fund (or, if higher, the Fund may segregate Liquid Assets equal to the difference).

If the Fund, as the writer of an Option, wishes to terminate its obligation, it may effect a closing purchase transaction. This is accomplished by buying an Option of the same series as the Option previously written. The effect of the purchase is that the Fund's position will be canceled. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an Option. Likewise, where the Fund holds an Option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an Option of the same series as the Option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the Option or is more than the premium paid to purchase the Option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the Option or is less than the premium paid to purchase the Option. Because increases in the market price of a call Option will generally reflect increases in the market price of the underlying currency, any loss resulting from the purchase of a call Option to close out a previously written call Option is likely to be offset in whole or in part by appreciation of the Fund's portfolio securities denominated in such currency.

Options on Stock Indices. The Fund may write covered put and call Options and purchase put and call Options on stock indices to attempt to minimize the risks to the Fund from adverse changes in market conditions and as a substitute for an underlying investment. Options on stock indices are similar to Options on foreign currencies. For additional information on the risks and benefits of Options on stock indices, see "Options on Foreign Currencies".

Call Options on stock indices written by the Fund will be covered (i) by segregating a portfolio of stocks substantially replicating the movement of the index, (ii) by holding a call Option on the same index with a strike price no higher than the strike price of the Option written by the Fund or (iii) in such other manner as may be in accordance with the rules of the exchange on which the Option is traded and applicable laws and regulations.

The Fund will cover put Options on stock indices by (i) segregating Liquid Assets equal to the Option's exercise price, (ii) holding a put Option on the same index with a strike price no higher than the strike price of the put Option written by the Fund or (iii) in such other manner as may be in accordance with the rules of the exchange on which the Option is traded and applicable laws and regulations.

The Fund will receive a premium for writing a put or call Option that will increase the Fund's gross income in the event the Option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call Option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that will offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call Option position, which will reduce the benefit of any unrealized appreciation in the Fund's securities holdings. By writing a put Option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the stock index, writing covered put Options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the Option.

Futures Contracts on Foreign Currencies and Stock Indices. The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies to attempt to minimize the risk to the Fund from adverse changes in currency exchange rates and market conditions and as a substitute for an underlying investment ("Futures Contracts").

The acquisition or sale of Futures Contracts is designed to protect the Fund from fluctuations in currency exchange rates and market movements without actually buying or selling the underlying currencies or securities. For example, if the Fund expected a general market movement that would adversely affect its portfolio securities, the Fund might enter into a Futures Contract for the sale of a stock index that the Fund believes will be affected in a manner similar to the expected effect on the Fund's portfolio. If the market did move in the anticipated manner, the value of the Fund's portfolio securities would decline, but the value of the Futures Contract to the Fund would increase, thereby offsetting, in whole or in part, the reduction in the value of the Fund's portfolio securities.

All Futures Contracts to which the Fund is a party will be covered. A Futures Contract obligating the Fund to purchase a foreign currency or stock index is covered if the Fund segregates, in a special account with the Custodian, Liquid Assets equal to the price of the Futures Contract due on the settlement date (less any margin on deposit). The Fund may also cover a long position by purchasing a put Option on the same Futures Contract with an exercise price as high or higher than the price of the Futures Contract held by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference).

A Futures Contract in which the Fund has the position of a seller is covered if the Fund segregates Liquid Assets equal to the market value of the currency or stock index underlying the Futures Contract (less any margin on deposit, but not less then the market price at which the position was established). Alternatively, the Fund may cover such a Futures Contract by (i) owning the currency underlying the Futures Contract or, in the case of a stock index, segregating a portfolio of stocks substantially replicating the movement of the index or (ii) holding a call Option permitting the Fund to purchase the same Futures Contract at a price no higher than the price at which the position was established (or, if higher, the Fund may segregate Liquid Assets equal to the difference).

If the Fund enters into a Futures Contract, it will be subject to initial and variation margin requirements. At the time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as an initial margin deposit ("initial margin"). It is expected that initial margin will be approximately 1-1/2% to 5% of a Futures Contract's face value. A Futures Contract is valued ("marked to market") daily. The Fund will be required to increase its margin deposit ("variation margin") when the value of a Futures Contract decreases and, conversely, the Fund will receive payment for any increase in the Futures Contract's value.

Although Futures Contracts, by their terms, call for the actual delivery or acquisition of an asset, in most cases the contractual obligation is fulfilled (or "offset") before the expiration date of the Futures Contract without having to make or take delivery of the underlying asset. Offset of a Futures Contract is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical Futures Contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying asset.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions that may prevent the Fund from successfully using Futures Contracts. First, all participants in the futures markets are subject to initial and variation margin requirements. Rather than meeting variation margin requirements, investors may close Futures Contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct prediction of general currency exchange rates or market conditions by the Fund may not result in a successful transaction.

If the Fund's judgment about the general direction of currency exchange rates or market conditions is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. If the Fund has hedged against the possibility of a movement in exchange rates or market conditions that would adversely affect the price of its portfolio securities and exchange rates or markets did not move as anticipated, the Fund would lose part or all of the benefit of the increased value of its securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash and were unable to effect a closing transaction, it might have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that reflect the rising market. The Fund may also have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts on Foreign Currencies and Stock Indices. The Fund may purchase and write options on Futures Contracts on foreign currencies and stock indices to attempt to minimize the risk to the Fund from adverse changes in currency exchange rates and market conditions and as a substitute for an underlying investment ("Options on Futures Contracts").

A call Option on a Futures Contract written by the Fund constitutes a partial hedge against declining prices of the asset that is deliverable upon exercise of the Futures Contract. If the price of the Futures Contract at expiration of the Option is below the exercise price, the Fund will retain the full amount of the Option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio. A put Option on a Futures Contract written by the Fund constitutes a partial hedge against increasing prices of the asset that is deliverable under the Futures Contract. If the price of the Futures Contract at expiration of the Option is higher than the exercise price, the Fund will retain the full amount of the Option premium, which provides a partial hedge against an increase in the price of securities that the Fund intends to purchase.

If a put or call Option on a Futures Contract that the Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium the Fund received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from Options on Futures Contracts may be reduced or increased by changes in the value of its portfolio securities.

All Options on Futures Contracts written by the Fund will be covered. In the case of the sale of a call Option on a Futures Contract, the Fund may cover by
(i) entering into a long position on the same futures contract at a price no higher than the strike price of the call Option on the Futures Contract (or, if higher, the Fund may segregate Liquid Assets equal to the difference), (ii) owning the currency underlying the Futures Contract on which the Fund holds the Option, or with respect to a stock index, segregating a portfolio of stock substantially replicating the movement of the index, or (iii) holding a separate call Option permitting the Fund to purchase the same Futures Contract at a price no higher than the strike price of the call Option on the Futures Contract sold by the Fund (or, if higher, the Fund may segregate Liquid Assets equal to the difference.)

In the case of the sale of a put Option on a Futures Contract obligating the Fund to buy a Futures Contract, the Fund may establish a segregated account containing Liquid Assets equal to the settlement value of the Futures Contract underlying the Option on the Futures Contract. Alternatively, the Fund may cover the Option on a Futures Contract by holding a put Option permitting the Fund to sell the same Futures Contract at a price the same as or higher than the strike price of the put Option sold by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference).

The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option purchased.

Additional Risks of Forward Contracts, Options, Futures Contracts and Options on Futures Contracts. Hedging transactions may be effective to protect the Fund against certain changes in currency exchange rates. However, such transactions do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline.

The Fund's ability to hedge all or a portion of its portfolio through transactions in Forward Contracts, Options, Futures Contracts and Options on Futures Contracts depends on the degree to which price movements in underlying currencies and securities correlate with price movements in the relevant portion of the Fund's portfolio. In addition, the use of Futures Contracts and Options on Futures Contracts involves the risk of imperfect correlation of movements in the prices of Futures Contracts and Options on Futures Contracts, and movements in the prices of the underlying assets. If the prices of a Futures Contract or an Option on a Futures Contract moves more or less than the price of the hedged asset, the Fund will experience a gain or loss that may not be completely offset by movements in the price of the asset that is the subject of the hedge.

The Fund may cover stock index Options that it has written, stock index Futures Contracts to which it is a party, and Options on stock index Futures Contracts that it has written through the segregation of a portfolio of stocks that substantially replicates the movement of the underlying stock index. The portfolio of securities used to cover such transactions may not match the actual composition of the index. In that event, the Fund will not be fully covered and would be subject to a risk of loss in the event of adverse changes in the value of the index.

The Fund's ability to engage in transactions involving Options, Futures Contracts and Options on Futures Contracts will depend on the degree to which liquid secondary markets in such instruments exist. Reasons for the absence of a liquid market include the following: (i) there may be insufficient trading interest in a particular instrument; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of Options, Futures Contracts or Options on Futures Contracts; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation ("OCC"), which effects the settlement of exchange traded Options, may not at all times be adequate to handle current trading volume; or
(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of a particular instrument (or a particular class or series of such instrument). There can be no assurance that a liquid secondary market will exist for any particular investment at any specific time. Thus it may not be possible for the Fund to close certain of its positions.

The costs to the Fund of hedging transactions vary among the various hedging techniques and also depend on such factors as the currency and stock index involved, market conditions and the length of the contract or option period. Forward Contracts are usually conducted on a principal basis, and no fees or commissions are therefore involved. However, the Fund will incur brokerage commissions and related transaction costs when it purchases, writes or invests in Options, Futures Contracts and Options on Futures Contracts. Furthermore, the Fund's ability to engage in hedging transactions may be limited by tax considerations.

Forward Contracts and Options on foreign currencies are not traded on markets regulated by the Commodity Futures Trading Commission ("CFTC") or (with the exception of certain Options traded on national securities exchanges) by the Securities and Exchange Commission ("SEC"), but are traded through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants are not available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an Option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, because the performance of over-the-counter Options and Forward Contracts is not guaranteed by the OCC or any other settlement agency, there is a risk of counterparty default. The Option writer and the trader of Forward Contracts could also lose amounts substantially in excess of his or her initial investments, due to the margin and collateral requirement associated with such positions.

Options traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all Options entered into on a national securities exchange are cleared and guaranteed by the OCC thereby reducing the risk of counterparty default. Further, a liquid secondary market in Options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

Exchange-traded Options involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such Options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly exercise or settlement of such Options, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery, the fixing of dollar settlement prices or prohibitions on exercise.

The exchanges on which Options, Futures Contracts and Options on Futures Contracts are traded may impose additional limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument that may be held by a single investor, whether acting alone or in concert with others (regardless of whether such positions are held or written on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the CFTC and the various markets have established limits, referred to as "speculative position limits," on the maximum net long or net short positions that any person may hold or control in a particular Futures Contract or Option on a Futures Contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these trading and position limits will have an adverse impact on the strategies for hedging the portfolio of the Fund.

Forward Contracts, Options, Futures Contracts and Options on Futures Contracts may be traded in foreign markets or on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies. The value of such positions also could be adversely affected by, among other things, (i) other foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Future Developments. The Fund proposes to take advantage of investment opportunities in the area of Forward Contracts, Options, Future Contracts and Options on Futures Contracts that are not presently contemplated for use by the Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Fund's investment objectives and legally permissible investments for the Fund. Such opportunities, if they arise, may involve risks that differ from or exceed those involved in the activities described above. The Fund will not invest in such opportunities without prior disclosure to investors.

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


Bailard, Biehl & Kaiser
International Fund Group, Inc. Purchase Application


Important - Please mail completed forms to:  Chase Global Funds Services Company
                                             P.O. Box 2798
                                             Boston, MA  02208

I.  Fund Selection and Investment Instructions:                     Investment
    [ ] Bailard, Biehl & Kaiser International Equity Fund     $_________________
    [ ] Bailard, Biehl & Kaiser International Bond Fund       $_________________


[ ] Separate Check Made  Payable to Each Fund
[ ]Wire through Federal Reserve System

See Prospectus for information on minimum investment.

II.   Account Registration.  Register shares as one of the following:
                            (Please print)
      NAME OF INDIVIDUAL________________________________________________________
      NAME(S) OF CO-STOCKHOLDER(S)______________________________________________
      __________________________________________________________________________

[ ]  Community property [ ]  Joint Tenants with right of survivorship
[ ]  Tenants in common  [ ]  Other (specify)

*    NAME OF ORGANIZATION ______________________________________________________
*    NAME OF TRUST _____________________________________________________________
     Name(s) of Trustee(s)______________________________________________________
     Date of Trust______________________________________________________________
*    GIFT TO MINOR
             Custodian's Name (only one)________________________________________
             Minor's Name (only one)____________________________________________
             Minor's State of Residence_________________________________________
*    OTHER (specify)____________________________________________________________


III.  Taxpayer Identification Number.  (Important tax information)

      You (as payee) are required by law to provide us (as payer) with your correct taxpayer identification number. Accounts that have a missing or incorrect taxpayer identification number will be subject to backup withholding at a 31% rate on interest, dividends, and other payments. Backup withholding is not an additional tax; the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.

      PART       1.  Enter  your  taxpayer   identification   number.  For  most
                 individual taxpayers, this is your Social Security number.
      Social Security  #     -        -       Tax ID #     -
                        ---------------------          ----------------------

      PART 2.  Backup Withholding

           [ ] Check here if you are NOT subject to backup withholding, either because you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of failure to report all interest or dividends or because the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

IV.   Other Account Information.
      Address:__________________________________________________________________
      __________________________________________________________________________
      __________________________________________________________________________

      Home Phone________________Bus. Phone_______________Date of Birth__________
      Marital Status______ Occupation_________________
      Citizen of:  [ ]   United States    [ ] Other (Specify)
      State of Residence_________   Do you have additional Bailard, Biehl &
      Kaiser accounts?  [ ] Yes    [ ] No

V.    Distribution Option.
      [ ]   Dividends Reinvested at Net Asset Value
      [ ]   Dividends Paid in Cash
      [ ]   Dividends Wired
      [ ]   Capital Gains Reinvested at Net Asset Value
      [ ]   Capital Gains Paid in Cash
      [ ]   Capital Gains Wired

VI.   Telephone Exchange and Redemption Option.

      I/We authorize Bailard, Biehl & Kaiser International Fund Group, Inc. and its agent, Chase Global Funds Services Company, to honor exchange requests, and redemption requests of between $1,000 and $150,000, by telephone. I/We agree that Bailard, Biehl & Kaiser International Fund Group, Inc. and Chase Global Funds Services Company will not be liable for losses sustained as a result of acting on telephone instructions that Chase Global Funds Services Company reasonably believes to be genuine and that this authorization will apply until I/we revoke it. I/We select one of the following telephone redemption options:

      [ ] Please mail telephone redemption proceeds to the name and address in which my/our fund account is registered.

      [ ] Please mail or wire telephone redemption proceeds to the commercial bank indicated below.

VII.  Wiring Instructions.
      Bank Name_________________________________________________________________
      Bank Address _____________________________________________________________
      Bank ABA Number __________________________________________________________
      Nominee Account Name _____________________________________________________
      Nominee Account Number ___________________________________________________
      Client Account Name ______________________________________________________
      Client Account Number ____________________________________________________

VIII. Systematic Withdrawal Plan Option.


      [ ] I/We  hereby  authorize  Bailard,  Biehl & Kaiser  International  Fund
          Group, Inc. and its agent, Chase Global Funds Services Company, to liquidate shares in and withdraw cash from this account beginning ,


          __________, 19____ in the amount of $ _________ [ ] SEMIMONTHLY, on or about the THIRD and the EIGHTEENTH, or [ ] MONTHLY on or about the [ ] THIRD or the [ ] EIGHTEENTH, or [ ] QUARTERLY, on or about the [ ] THIRD or the [ ] EIGHTEENTH, to provide SWP payments, and to mail a check for such amount from Boston as soon as practicable after the third and/or eighteenth day of the payment period, as applicable, to me or to the following payee (complete only if different from the address in "Other Account Information"):

     Name of Payee _____________________________________________________________
     Street  Address ___________________________________________________________
     City _____________________________ State ________  Zip Code _______________


IX.   Duplicate Statements Authorization.


      I/We hereby authorize Bailard, Biehl & Kaiser International Fund Group, Inc. and its agent, Chase Global Funds Services Company, to release information regarding my/our account to the person(s) listed below:


      Name _______________________Title (if applicable) ________________________
      Telephone No. ____________________Firm (if applicable)____________________
      Address __________________________________________________________________


X.    Investor Representations and Signature(s).
      The undersigned represent that the shares subscribed to hereby, and any other shares of the Fund purchased by the undersigned in the future, will be purchased for the undersigned's own account (or for an organization or trust described in "Account Registration" above) and not with a view to or for sale in connection with any distribution of the shares. This representation shall in no way restrict the undersigned's ability to redeem some or all or the undersigned's shares at any time.

      The undersigned certify that I/we have received and read the current Fund Prospectus and agree to be bound by its terms. Under penalties of perjury, I/we certify that the taxpayer identification number and the statement as to backup withholding provided in "Taxpayer Identification Number" above are true, correct and complete. The establishment of this account is subject to acceptance by the Fund.



     -------------------------    ------------------------       ---------------
     Signature of Individual,     Signature of Joint Owner       Date
     Officer, Trustee, etc.


     -------------------------
     Title

Investment Adviser

         Bailard, Biehl & Kaiser, Inc.
         2755 Campus Drive
         San Mateo, California  94403


Transfer Agent
         Chase Global Funds Services Company
         Boston, Massachusetts


Custodian and Accountant
         Brown Brothers Harriman & Co.
         Boston, Massachusetts


Counsel
         Howard, Rice, Nemerovski, Canady, Falk & Rabkin
         San Francisco, California


Distributor
         BB&K Fund Services, Inc.
         2755 Campus Drive
         San Mateo, California  94403

Independent Accountants
         Price Waterhouse LLP
         Boston, Massachusetts


IRA Custodian
         The Chase Manhattan Bank, N.A.
         New York, New York


International Equity Fund Officers and Directors
         Peter M. Hill, Chairman, Director
         Burnice E. Sparks, Jr., President, Director
         Tina Thomas, Treasurer
         Janis M. Horne, Secretary
         Shirley L. Clayton, Director
         David B. Shippey, Director
         James C. Van Horne, Director

Investor Services Department
         (800) 882-8383

                                  [BACK COVER]

Bailard, Biehl & Kaiser International Bond Fund (formerly Fixed-Income Fund)

(A No Load Fund With No 12b-1 Plan Emphasizing
Foreign Debt Investments)
2755 Campus Drive
San Mateo, California  94403
(800) 882-8383


The Bailard, Biehl & Kaiser International Bond Fund (the "Fund") is a non-diversified series of the Bailard, Biehl & Kaiser International Fund Group, Inc., a Maryland corporation and an open-end management investment company (the "Company"). The Fund's investment objective is to seek a total return on its assets from long-term growth of capital and from income through investment. The Fund seeks to achieve its objective by investing primarily in debt securities of foreign issuers. Foreign issuers include foreign corporations, foreign governments, supra-national entities and U.S. issuers whose assets are primarily located or whose operations are primarily conducted outside the United States or whose securities are denominated in foreign currencies. The Fund may also invest in securities of other U.S. issuers under certain circumstances. Investing in foreign securities involves certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities denominated in U.S. dollars and traded in U.S. markets. See "Risk Factors". Of course, there can be no assurance that the Fund will be able to achieve its objective.


Investors should read and retain this Prospectus for future reference.


This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing. A Statement of Additional Information, dated January 26, 1996, has been filed with the Securities and Exchange Commission and is available upon request without charge. The Statement of Additional Information contains information about the Fund and its management that is not included in this Prospectus, as well as more detailed information concerning certain aspects of the Fund's operations that are discussed briefly in this Prospectus. You can request a copy of the Statement of Additional Information by contacting the Fund at the address and telephone number listed above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The date of this Prospectus and the Statement of Additional Information is January 26, 1996, as each may be supplemented from time to time.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Costs and Expenses of the Fund Borne by Stockholders.........................  3

Prospectus Summary...........................................................  4

Financial Highlights.........................................................  6

The Fund.....................................................................  8

Investment Objectives and Policies...........................................  8

Investment Practices......................................................... 12


Risk Factors................................................................. 15


Management................................................................... 19

Net Asset Value.............................................................. 20


Purchase of Shares........................................................... 20


Exchange and Redemption of Shares............................................ 22


Distributions................................................................ 24

Tax Aspects.................................................................. 25

Description of Capital Stock................................................. 27

Performance Information...................................................... 28

Distributor.................................................................. 29

Administrative Services...................................................... 29

Transfer Agent and Custodian................................................. 29

Experts...................................................................... 29


Corporate Bond and Commercial Paper Ratings.......................... Appendix A

Hedging and Other Transactions....................................... Appendix B


No dealer, salesman or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund or its distributor or investment adviser. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

COSTS AND EXPENSES OF THE FUND BORNE BY STOCKHOLDERS


Stockholder Transaction Expenses

Sales Load Imposed on Purchases.........................................    None

Sales Load Imposed on Reinvested Dividends..............................    None

Deferred Sales Load.....................................................    None

Redemption Fees.........................................................    None

Exchange Fee............................................................    None

Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees.........................................................   0.75%

12b-1 Fees..............................................................    None


Other Expenses..........................................................   0.41%

  Total Fund Operating Expenses.........................................   1.16%


Example

The purpose of the following example is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Use of a 5% annual return in the example is mandated by the Securities and Exchange Commission and is not intended to be representative of past or future performance of the Fund. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. For more information regarding the fees and expenses of the Fund, see "Management".


                                 1 year      3 years      5 years      10 years
                                 ------      -------      -------      --------
You would pay the following
expenses on a $1,000
investment, assuming
(1) 5% annual return and
(2) redemption at the
end of each time period:           $12         $37          $64          $141

                               PROSPECTUS SUMMARY

What is the Purpose of The Fund?

The Fund is a series of Bailard, Biehl & Kaiser International Fund Group, Inc. (the "Company"), and is designed primarily to provide investors who wish to invest beyond the United States with a specialized vehicle to use in developing their portfolios. It does not represent a balanced investment program. Moreover, investment risk cannot be eliminated by an investment in the Fund.

What is the Fund's Investment Objective?


To seek a total return on its assets from long-term growth of capital and from income primarily through investments in foreign debt securities.


Are There any Risk Factors Regarding an Investment in the Fund?

The net asset value of the shares of the Fund, which invests in interest rate sensitive securities, will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio of such securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio of such securities can be expected to decline.

The Fund invests in debt securities of foreign issuers, including foreign corporations, foreign governments, supra-national entities and United States issuers whose assets are primarily located or whose operations are primarily conducted outside the United States or whose securities are denominated in foreign currencies. The Fund may also invest in securities of other U.S. issuers under certain circumstances. Investment in foreign securities involves considerations that are different from those relating to investments in U.S. securities denominated in U.S. dollars and traded in U.S. markets, such as possible adverse effects of changes in currency exchange rates or of exchange controls, possible expropriation or nationalization of the assets of the companies of which the Fund has purchased securities, less public information with respect to issuers of such securities, less liquid securities markets in some instances and less governmental supervision of stock exchanges, securities brokers and issuers of securities.


The Fund may invest in indexed securities, whose value is linked to interest rates, currencies, commodities, indices or other financial indicators. The interest rate or principal amount of such securities may vary significantly as a result of changes in the reference instruments, and such securities may be more volatile and less liquid than other Debt securities.


In seeking to protect against the effects of changes in interest and exchange rates, the Fund may purchase and sell forward contracts, options, futures contracts, options on futures contracts and swaps relating to debt securities and foreign currencies, for hedging and other purposes and not for speculation. Risks associated with such transactions include: incorrect prediction of the movement of interest or currency exchange rates; imperfect correlation of currency movements in cross-hedges and indirect hedges; imperfect correlation in the price movements of futures contracts and options on futures contracts with the assets on which they are based; lack of liquid secondary markets and the inability to effect closing transactions; costs associated with effecting such transactions; inadequate disclosure and/or regulatory controls in certain markets; counterparty default with respect to transactions not executed on an exchange; trading restrictions imposed by governments, or securities and commodities exchanges; and governmental actions affecting the value or liquidity of currencies or securities.

The Fund is deemed to be non-diversified within the meaning of the Investment Company Act of 1940. Investment of a substantial percentage of the Fund's assets in the securities of single issuers will expose the Fund to a greater risk of loss resulting from unfavorable price movements or market conditions related to such issuers.

Substantially all of the Fund's shares are currently held by advisory clients of the Fund's investment adviser. Decisions by the investment adviser to purchase or redeem Fund shares on behalf of its clients may cause significant volatility in the Fund's asset size. As a result, the Fund may experience, from time to time, increased expense ratios, liquidation of portfolio positions at inopportune times for certain stockholders, and increased brokerage and other transaction costs. See "Risk Factors".

How Are Shares Purchased?

Shares of Common Stock of the Fund are being offered, without any sales charge, on a continuous basis directly by the Fund or through a broker-dealer. If shares of the Fund are purchased through a broker-dealer, a service fee may be charged by the broker-dealer. If shares of the Fund are purchased directly from the Fund without the intervention of a broker-dealer, no such fee will be imposed. The minimum initial investment in the Fund is $5,000 and each subsequent investment must be at least $100; the minimum initial investment for Bailard, Biehl & Kaiser employees, officers and their relatives, and directors of the Company is $2,000 and each subsequent investment must be at least $100. See "Purchase of Shares".

Who is the Fund's Investment Adviser and What Fees Does the Fund Pay?


Bailard, Biehl & Kaiser, Inc. acts as the investment adviser (the "Adviser") of the Fund. The Adviser also acts as the investment adviser for the Bailard, Biehl & Kaiser International Equity Fund (the other series of the Company) and the Bailard, Biehl & Kaiser Diversa Fund. As of December 31, 1995, the Adviser managed approximately $917 million in assets invested globally. The Adviser receives a monthly fee calculated at an annual rate equal to .75% of the average daily net assets of the Fund. See "Management".

The total expenses incurred by the Fund for the fiscal year ended September 30, 1995 represented 1.16% of the average net assets of the Fund. See "Costs and Expenses of the Fund Borne by Stockholders".


How Often are Distributions Made?

All or a portion of net investment income, if any, will be distributed quarterly, and any remaining net investment income and any net realized capital gains will be distributed annually, generally in December. See "Distributions".

How are Shares Redeemed?

Shares of the Fund will be redeemed at the net asset value next determined after receipt of complete redemption instructions, as described under "Net Asset Value" and "Exchange and Redemption of Shares".

FINANCIAL HIGHLIGHTS
(For a Share of the Fund Outstanding Throughout the Fiscal Year)


The following information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon is included in the Fund's annual report to stockholders for the fiscal year ended September 30, 1995. Portions of the Fund's annual report to stockholders for the fiscal year ended September 30, 1995 are incorporated by reference into the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto included in the annual report.

The following information is based upon past results and may not be indicative of the future performance of the Fund. Further information about the performance of the Fund is included in the Fund's annual report to stockholders for the fiscal year ending September 30, 1995. A copy of the annual report is available, upon request and without charge, by contacting Bailard, Biehl & Kaiser International Fund Group, Inc., 2755 Campus Drive, San Mateo, California 94403.




                 Bailard, Biehl & Kaiser International Bond Fund
                              Financial Highlights

For a share outstanding throughout the year:

                                                    Fiscal Year Ended September 30,(1)
                                            ---------------------------------------------------


                                             1995(2)    1994(2)    1993       1992       1991
                                            -------    -------    -------    -------    -------

Net Asset Value,
Beginning of Year                           $  8.02    $ 10.85    $ 11.29    $ 10.94    $ 10.00
                                            -------    -------    -------    -------    -------


  Income from Investment Operations:

    Net Investment Income                      0.47       0.61       0.67       0.85       0.73

    Net Realized/Unrealized Gain (Loss)
      on Securities and Foreign Currency       0.86      (2.39)      0.39       0.53       0.38
                                            -------    -------    -------    -------    -------

    Total from Investment Operations           1.33      (1.78)      1.06       1.38       1.11
                                            -------    -------    -------    -------    -------

  Less Distributions:

    Net Investment Income                     (0.45)     (0.26)     (1.08)     (0.94)     (0.17)

    For Tax Purposes in Excess of
      Net Investment Income                   (0.12)        --         --         --         --
    Capital Gains                                --      (0.27)     (0.42)     (0.09)        --

    Return of Capital                            --      (0.52)        --         --         --
                                            -------    -------    -------    -------    -------

    Total Distributions                       (0.57)     (1.05)     (1.50)     (1.03)     (0.17)
                                            -------    -------    -------    -------    -------

Net Asset Value, End of Year                 $ 8.78      $8.02     $10.85     $11.29     $10.94
                                            =======    =======    =======    =======    =======

Total Return2                                 17.33%    (17.90%)    10.65%     13.57%     11.22%

Ratios/Supplemental Data:

  Net Assets, End of Year (000's)          $ 64,640   $136,366   $165,484   $115,628   $ 91,256

  Ratio of Expenses to Average Net
     Assets                                    1.16%      1.12%      0.42%      0.64%      0.53%

  Ratio of Net Investment Income to
     Average Net Assets                        5.66%      5.87%      6.25%      7.37%      7.33%

Portfolio Turnover Rate                         179%       319%       157%       140%        89%

-----------------------------

     (1) On October 1, 1993, the Fund and the Adviser entered into a new Invesment Management Agreement pursuant to which the Fund is required to pay certain management fees to the Adviser. Prior to that date, advisory fees were directly charged to clients of Bailard, Biehl & Kaiser, Inc. and the Fund did not pay any management fees. See "Management" for further discussion. If such directly charged fees were included as Fund expenses at an assumed 1% annual rate payable quarterly, pro-forma total return information would be as follows (unaudited):



                         Fiscal Year Ended September 30,
                    ---------------------------------------
                    1993             1992              1991
                    ----             ----              ----

                    9.55%           12.44%            10.12%

     (2)Net investment income per share has been computed on the basis of average shares outstanding before adjustments for book/tax differences. "Destributions for Tax Purposes in Excess of Net Investment Income" represent amounts paid from foreign currency gains reclassified to net investment income under the Internal Revenue Code.

THE FUND


The  Fund  is  a  non-diversified   series  of  the  Bailard,   Biehl  &  Kaiser
International Fund Group, Inc., a Maryland corporation and an open-end management investment company (the "Company"). The Fund is not intended as a complete investment program because of the nature of its investment objectives. Bailard, Biehl & Kaiser, Inc. (the "Adviser") has sponsored the organization of the Fund primarily to provide investment opportunities in foreign debt securities that may not otherwise be available. Of course, there can be no assurance that the Fund will achieve its investment objective, and, as indicated below under "Risk Factors," there are risks associated with investing in foreign securities, foreign currencies and foreign markets, that are not present with respect to investing in U.S. securities denominated in U.S. dollars and traded in U.S. markets.

The Fund issues to stockholders unaudited semi-annual reports and annual reports containing audited financial statements of the Fund. Shortly after the end of each calendar year, the Fund furnishes investors with information necessary for the preparation of income tax returns.


The Company was organized as a Maryland corporation and the Fund was established as a separate series of the Company on June 12, 1990. Prior to January 1996, the name of the Fund was the Bailard, Biehl & Kaiser International Fixed-Income Fund. The Company's fiscal year ends on September 30 of each year.


INVESTMENT OBJECTIVES AND POLICIES


The Fund's investment objective is to seek a total return on its assets primarily through investment in foreign debt securities. Total return consists of capital appreciation or depreciation (realized and unrealized) in the value of the Fund's assets and net income earned by the Fund. Investments may be made for capital appreciation or for income or any combination of both for the purpose of achieving a higher overall total return than could be achieved solely from investing for appreciation of capital or for income alone. The value of the Fund's assets will appreciate or depreciate depending on changes in interest rates, currency exchange rates, credit quality and market and other conditions. Net income consists primarily of the interest received on the Fund's debt securities, less Fund expenses. Of course, there is no assurance that the Fund will achieve its objectives. For example, when interest rates and the value of the U.S. Dollar are generally stable or rising, the opportunity for capital growth will be limited and the Fund may incur losses. See "Risk Factors -- Interest Rate Fluctuations, and -- Currency Exchange Rates."

To help achieve its objective, the Fund invests in debt securities and obligations of foreign issuers, consisting of foreign governments, supra-national entities, foreign corporation and banks and United States issuers whose assets are primarily located or whose operations are primarily conducted outside of the United States or whose securities are denominated in foreign currencies ("Foreign Securities"). Ordinarily, the Fund invests at least 65% of its assets in at least three countries other than the United States. The Fund may also invest in securities and obligations of U.S. issuers under certain circumstances.

Debt Securities of Foreign Governments and Supra-National Entities

The Fund may invest in debt securities issued or guaranteed as to payment of principal and interest by governments, semi-governmental entities and governmental agencies of countries throughout the world denominated in the currencies of such countries or other currencies. The Fund may also invest in debt securities of supra-national entities, which may be denominated in dollars or other currencies. Such securities will be rated at least A by Moody's or S&P, or, if unrated, will be of a comparable quality as determined by the Adviser. A supra-national entity is an entity designated or supported by a national government or governments to promote economic reconstruction or development. Examples of supra-national entities in which the Fund may invest include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel
Community. These supra-national entities do not have taxing authority and therefore depend upon their members' continued support to meet interest and principal payments.

Foreign Corporate Debt Securities


The Fund may invest in debt securities of foreign companies and U.S. companies whose assets are primarily located or whose operations are primarily conducted outside of the United States or whose securities are denominated in foreign currencies. These securities will consist of all types of long or short-term debt obligations, such as bonds, debentures, notes, mortgage and asset-backed obligations, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper. The Fund may invest in any debt security rated from AAA to A by Standard & Poor's Corporation ("S&P") or from Aaa to A by Moody's Investors Service, Inc. ("Moody's") and securities that are unrated by any rating agency but that are, in the opinion of the Adviser, of comparable quality. See Appendix A for a description of S&P and Moody's ratings. The Fund will not invest in higher yielding, lower rated corporate debt securities. See "Domestic Debt Securities" for information concerning mortgage-backed securities.


Foreign Bank Obligations

The Fund may invest in obligations of foreign banks, bank holding companies and other financial institutions (consisting of certificates of deposit, bankers' acceptances and other short-term debt obligations) that, at the date of investment, have total assets in excess of $1 billion. Under normal circumstances, the Fund would not expect to invest a substantial portion of its assets in such obligations. However, if short-term interest rates exceed long-term interest rates, the Fund may hold a greater proportion of its assets in these instruments.

Indexed Securities


The Fund may invest in indexed securities, the value of which is linked to interest rates, currencies, commodities, indices or other financial indicators ("reference instruments"). Typically, the reference instruments will be debt securities of foreign issuers, while the issuer of the indexed security may be a domestic or foreign entity. Indexed securities may provide for periodic interest payments to holders, or they may be structured as "zero coupon" instruments with no payments to holders prior to maturity. They may be subject to a "cap" on the maximum principal amount, or a "floor" on the minimum principal amount, to be repaid to holders on maturity. Indexed securities may be traded on an exchange or over-the-counter. Indexed securities will be rated at least A by Moody's or S&P or, if unrated, will be of a comparable quality as determined by the Adviser.

Unlike other debt securities, the interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more reference instruments, such as a change in the interest rate of the reference instrument compared with a fixed interest rate. The reference instrument need not be related to the terms of the debt security. For example, the interest rate or the principal amount of a U.S. dollar denominated indexed security may vary based on a change in a foreign security or basket of foreign securities. An indexed security may also be positively or negatively indexed, so that its value may increase or decrease as the value of the reference instrument increases or decreases. Further, the change in the interest rate or the principal amount payable of an indexed security may be some multiple of the change (positive or negative) in the value of the reference instrument. Indexed securities involve certain risks, which are summarized below under "Risk Factors - Indexed Securities".

Domestic Debt Securities

When the Adviser believes that international markets for debt securities may experience excessive volatility or instability, or are otherwise unfavorable, the Fund may invest up to 100% of its assets in debt securities of U.S. issuers. Such securities will consist of U.S. Government securities, domestic corporate debt securities, and obligations of domestic banks, bank holding companies and other financial institutions, all of a nature and quality similar to the Fund's investments in Foreign Securities.


The Fund's investments in U.S. Government securities will consist of: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the United States (e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself. Mortgage-backed securities such as GNMAs are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, GNMAs may be less effective than other types of securities as a means of "locking in" attractive long-term interest rates. Also, GNMAs may have less potential for capital appreciation during periods of declining interest rates than other debt securities of comparable maturities because of the prepayment feature, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates. U.S. Government securities generally do not involve the credit risks associated with U.S. corporate debt securities and, as a result, the yields available from U.S. Government securities are generally lower than the yields available from U.S. corporate debt securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate.




Temporary Investments

When the Adviser believes that investing for temporary defensive purposes is appropriate (such as during periods of unusual market conditions or when it is anticipated that interest rates will rise), the Fund may invest up to 100% of its total assets in money market securities, denominated in dollars or in the currency of any foreign country, issued by entities organized in the United States or any foreign country, consisting of: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the United States government or the government of a foreign country or their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or, if unrated, of comparable quality as determined by the Adviser; and obligations of banks (including certificates of deposit, time deposits and bankers' acceptances). For a description of ratings by Moody's and S&P, see Appendix A. The Fund's investment objective may not be achieved when the Fund is invested for temporary defensive purposes.


The Fund will ordinarily invest its assets in Foreign Securities in order to provide investors in the Fund with participation in companies located in, or the economies of, a number of countries other than the United States. While there is no limitation on countries in which the Fund may invest, other than those imposed from time to time by the Board of Directors, under ordinary circumstances the Fund will invest principally in companies based in the Far East, Europe, the United Kingdom, Canada and Australia. Investments may be made in companies based in developed as well as developing countries. The Fund may also invest in securities traded domestically and abroad in the form of American Depositary Receipts and International Depositary Receipts, and in domestic and foreign closed-end investment companies whose portfolios are invested primarily in the securities of foreign issuers. The Fund's purchase of the securities of a closed-end investment company will result in the layering of expenses such that stockholders of the Fund will not only bear the expenses of the Fund but also will indirectly bear a proportionate share of the expenses of the closed-end investment company.


The average maturity of the debt securities in the Fund's portfolio will fluctuate depending on the Adviser's judgment as to future interest rate changes. To protect against the risks of interest rate and currency exchange rate fluctuations and as a substitute for an underlying investment, the Fund is authorized to engage in forward foreign currency exchange transactions, transactions in options, futures contracts and options on futures contracts on interest rates and foreign currencies, and interest rate and foreign currency swaps. See "Investment Practices".

As a general rule, the Fund will purchase securities that are traded on exchanges or over-the-counter markets often located in the respective countries in which the various issuers of such securities are principally based. There is no limitation on the percentage of the Fund's assets that may be invested in securities of issuers located within any one country, other than restrictions that may be imposed from time to time by the Company's Board of Directors, nor is there any minimum asset or net worth requirement with respect to issuers in which the Fund's assets may be invested.

The Fund has certain "fundamental policies" that limit, to specified levels, the Fund's investment in certain securities. Those policies include the following. As much as 25% of the value of the Fund's assets may be invested in a single industry. However, the Fund will not acquire more than 10% of the outstanding voting securities of any one issuer and will not invest for the purpose of controlling or managing companies. The Fund may not purchase or sell commodities or commodity contracts or invest in options, except that the Fund may engage in forward contracts on foreign currencies, options, futures contracts and options on futures contracts on debt securities and foreign currencies, and interest rate and foreign currency swaps in connection with hedging transactions. The Fund may not borrow money or pledge its assets, except from a bank as a temporary measure for extraordinary or emergency purposes in amounts not exceeding 5% of the value of the Fund's total assets. The Fund will not effect short sales or purchase securities on margin, except for the deposit of initial or variation margin in connection with hedging transactions. Moreover, the Fund will not invest more than 10% of the value of its total assets in securities subject to contractual or legal restrictions on disposition in all of the principal markets where traded.

The investment objectives and policies described above may be changed by the action of the Board of Directors of the Company without stockholder approval, except for the fundamental policy restrictions of the Fund, which may be changed only with the approval of a majority of the stockholders of the Fund. A description of the Fund's fundamental policies is contained in the Statement of Additional Information.

The Fund may engage in short-term trading if the disposition of securities held for a short period is deemed to be advisable. The Fund estimates that its annual portfolio turnover rate will generally be in the range of 100% to 200%, but may from time to time be greater or less than this range. A turnover rate of 100% exceeds that of many other investment companies, including those which emphasize total return as a primary investment objective. Higher portfolio turnover results in increased brokerage costs and may result in the realization of short-term gains that are taxed to stockholders as ordinary income. See "Tax Aspects".

INVESTMENT PRACTICES

The Fund is authorized to employ certain investment practices to attempt to minimize the risk to the Fund from adverse changes in currency exchange and interest rates or as a substitute for an underlying investment ("Hedging
Transactions"). Hedging Transactions may consist of forward foreign currency exchange contracts ("Forward Contracts"); call and put options ("Options"), futures contracts ("Futures Contracts"), call and put options on futures contracts ("Options on Futures Contracts") on debt securities and foreign currencies; and interest rate and foreign currency swaps, and related caps, floors and collars ("Swaps"). The Fund may also conduct foreign currency exchange transactions on a spot basis at the rate prevailing in the foreign currency exchange market. These practices involve certain risks, which are summarized below under "Risk Factors -- Hedging Transactions". For a more detailed description of the uses, risks and costs of Hedging Transactions, see Appendix B. In addition, certain provisions of the Internal Revenue Code may limit the extent to which the Fund may enter into Hedging Transactions. See "Tax Aspects -- Hedging and Other Transactions".

Generally Hedging Transactions involving currency exchange rate risks may directly hedge, cross-hedge, or indirectly hedge the currency risk associated with a particular transaction or position. The Fund may directly hedge a currency risk when it believes that the currency in which a particular portfolio security is denominated may suffer a substantial adverse movement against the U.S. Dollar. For example, to directly hedge a position, the Fund could sell an amount of such foreign currency, or buy an amount of the U.S. Dollar, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

The Fund may enter into a cross-hedge when it believes that the currency in which a particular portfolio security is denominated may suffer a substantial adverse movement against a currency other than the U.S. Dollar. A cross-hedge is accomplished by hedging a foreign currency in which a portfolio security is denominated against another foreign currency. For example, if the Fund believes that the German Mark will move adversely against the Japanese Yen, the Fund could hedge a portfolio position denominated in German Marks by selling the Mark for a specified amount of Japanese Yen. The Fund could also hedge the German Mark through the U.S. Dollar against the Japanese Yen. In such a case, the Fund could sell German Marks or a specified amount of U.S. Dollars and sell the same amount of U.S. Dollars for an amount of Japanese Yen.

Indirect hedges are similar to direct hedges except that instead of being obligated to sell a currency in which the Fund's assets are denominated, the Fund will be obligated to sell a different, or proxy, currency that the Fund believes will suffer a similar movement against the other currency. For example, the Fund may hold securities denominated in Dutch Guilders. If the Fund believes that the exchange rate between the Dutch Guilder and the U.S. Dollar will suffer a substantial adverse movement, the Fund could directly hedge the currency risk by selling an amount of Guilders forward for a specified amount of U.S. Dollars. However, if the Fund believes that the German Mark will suffer a similar adverse movement against the U.S. Dollar, the Fund could hedge the Guilder denominated portfolio position by selling an amount of German Marks forward for a specified amount of U.S. Dollars. Similarly, the Fund may acquire securities denominated in Guilders at a time that it believes the Guilder and the Mark would appreciate against the Dollar. In such circumstances, the Fund may sell Dollars forward against an amount of Marks necessary to acquire the Guilder-denominated securities. The Fund will enter into such indirect hedges when it believes that the currency risk associated with a transaction or position can be hedged more effectively through the purchase or sale of a third currency (e.g. where the market for the proxy currency is more liquid, or more easily monitored and analyzed, and/or the cost to the Fund of an indirect hedge is lower than a corresponding direct hedge).

The Fund will not engage in a transaction involving Forward Contracts , Futures Contracts or Swaps, and will not write Options or Options on Futures Contracts unless its obligation is "covered" by an offsetting position or transaction, or certain liquid assets equal to the amount of the Fund's contingent obligations are held by the Fund's custodian in a segregated account. For a more detailed description of cover transactions, see Appendix B.

Forward Contracts

A Forward Contract is an obligation to purchase or sell a specific currency for an agreed price at a future date and is individually negotiated and privately traded by currency traders and their customers. The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Forward Contracts may limit potential gain from a positive change in the relationship between currencies, and unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

Options

The Fund may purchase and write call and put Options on debt securities and foreign currencies. Call Options give the holder the right, in exchange for a premium, to buy the underlying asset at a stated price while the counterparty is obligated, upon exercise, to sell such asset. Put Options give the holder the right, in exchange for a premium, to sell the underlying asset at a stated price while the counterparty is obligated, upon exercise, to buy such asset.

The purchase of an Option may constitute an effective hedge against fluctuations in currency exchange or interest rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. The writing of Options constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell assets at disadvantageous rates, thereby incurring losses.

Options written or purchased by the Fund will be traded on U.S. and foreign exchanges or, provided a sufficiently liquid secondary market exists, over-the-counter markets. Over-the-counter Options purchased by the Fund and the value of securities used to cover over-the-counter Options written by the Fund will be deemed to be illiquid subject to the Fund's policy limits on investments in illiquid securities.

Futures Contracts

A Futures Contract is an exchange traded contract for the purchase or sale for future delivery of the underlying asset. A sale of a Futures Contract means the acquisition of a contractual obligation to deliver the asset called for by the contract at a specified price in a fixed delivery month. A purchase of a Futures Contract means the acquisition of a contractual obligation to acquire the asset called for by the contract at a specified price in a fixed delivery month. The successful use of Futures Contracts will usually depend on the Fund's ability to correctly predict currency exchange and interest rate movements. Should rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of Futures Contracts or may realize losses. Losses from Futures Contracts are potentially unlimited.

Options on Futures Contracts

The Fund may purchase and write call and put Options on Futures Contracts. Call Options on Futures Contracts give the holder the right, in exchange for a premium, to take the position of a buyer in a specified Futures Contract while the counterparty is obligated, upon exercise, to take the position of a seller in that Futures Contract. Put Options on Futures Contracts give the holder the right, in exchange for a premium, to take the position of a seller in a specified Futures Contract while the counterparty is obligated, upon exercise, to take the position of a buyer in that Futures Contract. Depending on the pricing of an Option on a Futures Contract compared to either the price of the Futures Contract upon which it is based or the price of the underlying asset, an Option on a Futures Contract may entail more or less risk than ownership of the Futures Contract upon which it is based or the underlying asset. Options on Futures Contracts hedge positions and transactions in a manner similar to Options. For more information on the uses and limits of Options on Futures Contracts, see "Options".

Swaps

Swap transactions are individually negotiated agreements to exchange the right to receive payment on a particular type of obligation for a different type of payment. In a typical interest rate Swap, one party agrees to pay a fixed rate of interest while the counterparty agrees to pay a floating rate. Interest rate Swaps also permit counterparties to exchange a floating rate obligation (based on one or more reference rates, such as the London Interbank Offered Rate ("LIBOR"), a specified bank's prime rate or U.S. Treasury Bill rates), for a floating rate obligation based on a different reference rate. A currency Swap allows the parties to exchange fixed or floating rate obligations (and, in some cases, principal obligations) denominated in different currencies .

Caps, floors and collars are forms of Swap transactions that have additional features. The purchase of a cap permits the purchaser, to the extent that a specified index exceeds a predetermined rate, to receive payments from the seller. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments from the seller. A collar combines the elements of purchasing a cap and selling a floor protecting against rate fluctuation above the maximum amount or to the minimum amount. The Fund will deem the obligations owed to it under a Swap to be illiquid for purposes of the restrictions on investments in illiquid securities, except to the extent that a third party (such as a large commercial bank) has guaranteed the Fund's ability to offset the Swap at any time.

Spot Transactions

The Fund also engages in foreign currency exchange transactions on a spot (i.e. current) basis in connection with the investment of cash balances held by the Fund outside of the United States. The purpose of these cash balances is to provide liquidity for operations. The Fund normally expects to invest its cash balances primarily in bank accounts or similar investments denominated in foreign currencies in lieu of dollar-denominated bank accounts or investments. This should permit the Fund to profit from declines in the value of the dollar during periods when the dollar is declining relative to the foreign currencies in which its cash balances are invested. There is, however, no guarantee that the Fund will correctly anticipate currency fluctuations. Accordingly, if the Fund's cash balances are maintained in investments denominated in foreign currencies during periods when the value of the dollar is appreciating relative to those foreign currencies, the Fund will experience losses. The Fund will also incur service charges in connection with each currency conversion.

RISK FACTORS

Interest Rate Fluctuations


The value of the Fund's shares will vary as the aggregate value of its portfolio securities increases or decreases. The net asset value of the Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio of debt securities can be expected to rise. Conversely, when interest rates rise, the value of such a portfolio can be expected to decline. If the Fund's expectations of changes in interest rates or its evaluation of the normal yield relationship between two securities proves to be incorrect, the Fund's income, net asset value and potential capital gain may be decreased or its potential capital loss may be increased.

Foreign Securities

The Fund is intended to provide an investor with an opportunity to invest a portion of his or her assets primarily in debt securities of issuers or companies (wherever organized) with significant foreign operations. Management of the Fund believes that international investment of one's assets may decrease the degree to which events in any one country, including the United States, will affect one's entire investment holdings. Of course international investing of one's assets will not eliminate risks inherent in investing in securities. Because of the Fund's investment objective, the Fund is not intended to provide a complete investment program for an investor.

Investors should recognize that investing in foreign companies, foreign currencies and foreign markets involves certain considerations, including those set forth below, that are not typically associated with investing in U.S. securities denominated in U.S. dollars and traded in U.S. markets. Many of the securities held by the Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the Securities and Exchange Commission. Accordingly, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.

It is contemplated that most foreign securities will be purchased in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges. There is generally less governmental supervision and regulation of foreign stock exchanges, brokers and issuers than in the United States.

In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments that could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The Fund may invest in securities issued by the governments of foreign countries (or agencies or subdivisions thereof) and supra-national entities; many, if not all, of the foregoing considerations apply to such investments as well. In addition, the Fund may invest in American Depository Receipts ("ADRs") and International Depository Receipts ("IDRs"). A purchaser of an unsponsored ADR or IDR may have limited voting rights and may receive less information about the issuer of the underlying security than with a sponsored ADR or IDR.

Currency Exchange Rates

The value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations (including, but not limited to, actions by a foreign government to devalue its currency, thereby effecting a possibly substantial reduction in the U.S. dollar value of the Fund's investments in that country). The Fund is authorized to employ certain hedging techniques to minimize this risk. However, to the extent such techniques are not employed or to the extent such techniques do not fully protect the Fund against adverse changes in exchange rates, decreases in the value of the currencies of the countries in which the Fund invests will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies. On the other hand, to the extent hedging techniques are used to reduce currency risk, the Fund will not participate in increases in the value of the currencies of the countries in which the Fund invests. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers (including banks) realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer or bank normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. Moreover, fluctuations in exchange rates may decrease or eliminate income available for distribution and may change the tax treatment of any distribution. For example, if foreign exchange losses exceed other investment company taxable income during a taxable year, the Fund might not be able to or might determine not to make ordinary income distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to stockholders for United States income tax purposes, rather than as ordinary income, thereby reducing each stockholder's basis in his Fund shares.

Indexed Securities


Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price fluctuations in response to changes in interest rates, the interest rate or principal amount of indexed securities may decrease, sometimes substantially, as a result of changes in the value of the reference instruments. Further, indexed securities may be more volatile than the reference instruments, particularly those that are negatively indexed to the reference instrument and those that are based on a multiple of the change in the value of the reference instrument. Because it is common for indexed securities to be individually negotiated with the issuer, such securities also tend to be less liquid than other debt securities and may be more difficult to value.


Hedging Transactions

Hedging Transactions cannot eliminate all risks of loss to the Fund and may prevent the Fund from realizing some potential gains. The projection of short-term currency exchange and interest rate movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Among the risks of Hedging Transactions are: incorrect prediction of the movement of currency exchange and interest rates; imperfect correlation of currency movements in cross-hedges and indirect hedges; imperfect correlation in the price movements of Futures Contracts and Options on Futures Contracts with the assets on which they are based; lack of liquid secondary markets and the inability to effect closing transactions; costs associated with effecting such transactions; inadequate disclosure and/or regulatory controls in certain markets; counterparty default with respect to transactions not executed on an exchange; trading restrictions imposed by governments, or securities and commodities exchanges; and governmental actions affecting the value or liquidity of currencies or securities. Hedging transactions may be effected in foreign markets or on foreign exchanges and are subject to the same types of risks that affect foreign securities. See "Risk Factors -- Foreign Securities".

Indirect hedges and cross-hedges are more speculative than other hedges because they are not directly related to the position or transaction being hedged. With respect to indirect hedges, movements in the proxy currency may not precisely mirror movements in the currency in which portfolio securities are denominated. Accordingly, the potential gain or loss on an indirect hedge may be more or less than if the Fund had directly hedged a currency risk. Similar risks are associated with foreign currency cross-hedge transactions. In a cross-hedge, the foreign currency in which a portfolio security is denominated is hedged against another foreign currency, rather than the U.S. Dollar. Cross-hedges may also create a greater risk of loss than other hedging transactions because they may involve hedging a currency risk through the U.S. Dollar rather than directly to the U.S. Dollar or another currency.

In order to help reduce certain risks associated with Hedging Transactions, the Board of Directors has adopted the requirement that Forward Contracts, Options, Futures Contracts, Options on Futures Contracts and Swaps be used as a hedge or as a substitute for an underlying investment and not for speculation. In addition to this requirement, the Board of Directors has adopted the following percentage restrictions on the use of Options, Futures Contracts, Options on Futures Contracts and Swaps:

              (i) The Fund will not write a put or call Option if, as a result thereof, the aggregate value of the assets underlying all such Options (determined as of the date such Options are written) would exceed 25% of the Fund's net assets.

              (ii) The Fund will not purchase a put or call Option or Option on a Futures Contract if, as a result thereof, the aggregate premiums paid on all Options or Options on Futures Contracts held by the Fund would exceed 20% of the Fund's net assets.

              (iii) The Fund will not enter into any Futures  Contract or Option on a Futures Contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of the Fund's net assets.

              (iv)  The  Fund  will  not  enter  into  a Swap  if the  aggregate
                    notional   principal   amount  with   respect  to  all  such
                    agreements exceeds the net assets of the Fund.

In order to help reduce the risk of counterparty default in Forward Contracts ,Options traded over-the-counter and Swaps, the Fund will only enter into such transactions with registered broker-dealers, or with banks or other financial institutions regulated by the FDIC or having assets in excess of $1 billion, in each case having a net worth of at least $20 million. For a more detailed discussion of the uses, risks and costs of Hedging Transactions, see Appendix B.

Non-Diversification

The Fund is deemed to be non-diversified within the meaning of the Investment Company Act of 1940 (the "1940 Act"), because it may invest more than 25% of its assets in issuers in which it invests more than 5% of its assets. However, the Fund still intends to qualify as a regulated investment company under the Internal Revenue Code. In order to so qualify, the Fund must, among other things, invest less than 50% of its assets in such issuers. A more detailed description of this and other requirements applicable to regulated investment companies is set forth under "Tax Aspects" and in the Statement of Additional Information under the caption "Tax Aspects". Investment of a substantial percentage of the Fund's assets in the securities of single issuers will expose the Fund to a greater risk of loss resulting from unfavorable price movements or market conditions related to such issuers.

Asset Volatility

Substantially all of the Fund's shares are currently held by advisory clients of the Adviser. As a result, decisions by the Adviser to purchase or redeem Fund shares on behalf of its clients may cause the assets of the Fund to increase or decrease by a significant amount from time to time. Any significant decline in the Fund's assets is likely to result in an increase of the Fund's expenses as a percentage of its net assets. In addition, in order to meet the redemption requests of the Adviser's clients, the Fund may be required to liquidate portfolio positions and realize gains and losses at inopportune times for non-redeeming stockholders. Higher portfolio turnover also results in increased brokerage and other transaction costs. Stockholders who are not clients of the Adviser will not be notified of any changes in the Fund's assets that occur as a result of decisions by the Adviser on behalf of its clients or otherwise.

MANAGEMENT

The Board of Directors of the Company is responsible for the management of the Fund, including the general overall supervision of the Fund's portfolio transactions. The names and business addresses of the directors and officers of the Company and their principal occupations and other affiliations during the past five years are set forth in the Statement of Additional Information.

The Fund and the Adviser have entered into an Investment Management Agreement (the "Management Agreement") dated as of October 1, 1993. Under the Management Agreement, the Adviser directs the purchase and sale of securities in the Fund's investment portfolio and all hedging transactions in accordance with the Fund's objectives and policies. The Adviser also selects and reviews firms to effect portfolio transactions, and reviews commissions paid and the execution of portfolio transactions for the Fund. In addition, the Adviser provides certain managerial and administrative services to the Fund.


Arthur A. Micheletti has been the senior investment strategist and portfolio manager for the Fund since June 1992. Mr. Micheletti has been with the Adviser and has managed international and domestic debt portfolios since 1981. Mr. Micheletti was a Vice President, portfolio manager and investment analyst for the Adviser from 1981 to 1992, and has been a Senior Vice President and investment strategist and the Chief Economist since 1992. Julie A. Grandstaff and Michael J. Faust joined the Fund as co-portfolio managers in June 1992 and February 1993, respectively. Since September 1994, Ms. Grandstaff has focused on the day-to-day management of the country allocation and bond selection for the Fund. From 1988 to 1992, Ms. Grandstaff worked as the fixed income and economic analyst for the Adviser's Fixed Income team. Mr. Faust has focused on the day-to-day management of the currency exposure for the Fund. Prior to joining the Adviser in 1993, Mr. Faust worked as a fixed income and currency analyst for MMS International.


Since October 1, 1993, the Adviser has been paid a monthly fee calculated at an annual rate equal to .75% of the average daily net assets of the Fund. While this rate is higher than the rate charged by most other advisers, the Fund believes that it is justified by the complexity of investing in multiple international markets and engaging in Hedging Transactions and by the administrative services provided by the Adviser. Prior to October 1, 1993, the Adviser received no fees from the Fund. However, investors in the Fund who were advisory clients of the Adviser paid separate advisory fees directly to the Adviser. Since October 1, 1993, the separate advisory fees payable to the Adviser by its advisory clients have been reduced by the amount of fees it receives from the Fund attributable to the assets of its advisory clients.


The Fund pays all its own expenses except those expressly to be paid by the Adviser. For the fiscal year ended September 30, 1995, the Fund's total expenses represented 1.16% of average net assets for the year. Additional information concerning the expenses of the Fund is contained in the Statement of Additional Information.

The Adviser commenced business as a registered investment adviser in 1970 and was incorporated as a California corporation in 1972. The principal place of business of the Adviser is 2755 Campus Drive, San Mateo, California 94403. The Adviser is a wholly owned subsidiary of BB&K Holdings, Inc., a California corporation, and acts as investment adviser to the Bailard, Biehl & Kaiser International Equity Fund (the other series of the Company) and the Bailard, Biehl & Kaiser Diversa Fund. As of December 31, 1995, the Adviser managed portfolios with total holdings of approximately $917 million in market value.


NET ASSET VALUE

The net asset value per share, on which purchase and redemption prices are based, is obtained by dividing the value of the net assets of the Fund (i.e., the market value of the securities and other assets of the Fund less its liabilities, including expenses payable or accrued but excluding capital stock and surplus), by the total number of shares outstanding. Net asset value is calculated once daily, at the regular closing of the New York Stock Exchange (generally 4:00 P.M. New York time), except that no net asset value per share is calculated on Saturdays, Sundays or other days when the New York Stock Exchange is closed. Because the Fund's investment securities are traded on foreign markets that may be open when the New York Stock Exchange is closed, the value of the net assets of the Fund may be significantly affected on days when no net asset value is calculated. The method used by the Fund for determining the net asset value of its shares is explained in more detail in the Statement of Additional Information.

PURCHASE OF SHARES

Shares of the Fund are offered at net asset value, without any sales charge, on a continuous basis directly by the Fund or through a broker-dealer. If shares of the Fund are purchased through a broker-dealer, a service fee may be charged by the broker-dealer. If shares of the Fund are purchased directly from the Fund without the intervention of a broker-dealer, no such fee will be imposed. Certain Fund services may not be available to shares held in the name of a broker-dealer or other nominee.

The minimum initial investment is $5,000 and each subsequent investment must be at least $100. The minimum initial investment requirement for employees and officers of the Adviser and their relatives, and directors of the Company is $2,000 and each minimum subsequent investment is $100. The Fund reserves the right to waive, reduce or increase the minimum for initial and subsequent investments.

Fund shares may also be purchased by various types of retirement plans, including individual retirement accounts ("IRAs"). The minimum initial and subsequent investments of such plans correspond to the minimum investment requirements for such individuals. The Adviser offers the Bailard, Biehl & Kaiser IRA for individuals wishing to establish an IRA. For information concerning the Bailard, Biehl & Kaiser IRA, call (800) 882-8383.

The Fund reserves the right to refuse any application to purchase its shares. Resale of Fund shares (other than by redemption) may be restricted in certain jurisdictions. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such an offer in such jurisdiction.


Shares may be purchased directly from the Fund by completing the Purchase Application form accompanying this Prospectus and sending it, together with a check (payable to the order of the Fund), to Chase Global Funds Services Company ("CGFSC"), P.0. Box 2798, Boston, Massachusetts 02208 or (for express delivery) 73 Tremont Street, Boston, Massachusetts 02108-3913. (CGFSC is an affiliate of The Chase Manhattan Bank, N.A.) Additional Purchase Application forms can be obtained from the Fund at 2755 Campus Drive, San Mateo, California 94403.

Shares of the Fund may also be purchased by bank wire by calling CGFSC at (800) 541-4366 (617/557-8000 for Massachusetts residents) to receive a wire reference control number and to notify CGFSC of your incoming wire. A properly completed Purchase Application form must be sent to CGFSC at the above address before bank-wired investments can be redeemed. Instruct your bank (which may charge for this service) to wire a specified amount (via the Federal Reserve Bank) to:

                    The Chase Manhattan Bank, N.A.
                    One Chase Manhattan Plaza
                    New York, NY 10081-1000
                    ABA #021000021
                    DDA #910-2-733160

                    For further credit to Attn:
                         Bailard, Biehl & Kaiser International Bond Fund Shareholder's Name:
                         Account Number:
                         Wire Reference Control Number:

A bank-wired investment is considered received when CGFSC has been notified that the bank wire has been credited to the Fund's account.

You may purchase additional shares of the Fund at any time by mailing or wiring funds in the manner and subject to the minimums described above. Please remember to include your Bailard, Biehl & Kaiser International Bond Fund account number on your check or as part of your wiring instructions.


When an investor makes an initial investment, an account will be opened on the books of the Fund and a confirmation will be sent of the opening of the account. Thereafter, whenever a transaction takes place in the account, such as a purchase of additional shares, exchange or redemption of shares, reinvestment of distributions or deposit or withdrawal of shares represented by certificates, the investor will receive a confirmation statement giving complete details of the transaction. In addition, the statement will show the details of every prior transaction in the account during the year. Issuance and delivery of certificates is unnecessary and holders of shares are thereby relieved of the responsibility of safekeeping, although certificates will be issued, without charge, to requesting stockholders.

The number of shares that may be purchased will depend upon the applicable net asset value in effect at the time orders are properly received. Such net asset value is the net asset value of the Fund next determined after receipt of a proper request.

EXCHANGE AND REDEMPTION OF SHARES


You may exchange or redeem all or a portion of your shares of the Fund at any time, without incurring any charges, by mail or by telephone. If you exchange or redeem your shares through a broker-dealer, there may be a charge imposed for such services.


Exchange Privilege

You may  exchange  your Fund  shares for shares of the  Bailard,  Biehl & Kaiser
International Equity Fund (the "Equity Fund") or the Bailard, Biehl & Kaiser Diversa Fund (the "Diversa Fund") on the basis of the relative net asset values per share of the Fund and the Equity Fund or Diversa Fund next computed after receipt by CGFSC of your proper written or telephone request. Written requests should be directed to CGFSC at the address indicated under "Purchase of Shares". Telephone requests should follow the procedures described under "Telephone Transactions". Exchanges can only be made between accounts with identical account registrations.

Before making an exchange, you should read the Equity Fund's or Diversa Fund's Prospectus, which may be obtained by contacting the Company at 2755 Campus Drive, San Mateo, California 94403, (800) 882-8383. Any exchange of shares is, in effect, a redemption of shares of the Fund and a purchase of shares of the Equity Fund or Diversa Fund. Accordingly, for Federal income tax purposes, an exchange is a taxable event, and a gain or loss may be realized. Exchanges can only be made in states where shares of the Equity Fund or Diversa Fund are qualified for sale, and the dollar amount of an exchange must meet the initial or subsequent minimum investment requirements of the Equity Fund or Diversa Fund. The Fund does not place any limit on the number of exchanges that may be made, and neither the Fund nor the Equity Fund or Diversa Fund charges a fee for effecting an exchange. The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Regular Redemption Procedure


A stockholder has the right to redeem shares by transmitting to CGFSC, at the address indicated under "Purchase of Shares", either the related certificates and a stock power in good order for transfer, or if no certificates have been issued, a written request for redemption. Redemption will be made at the net asset value next computed after receipt by CGFSC of the necessary documents in good order. "Good order" means that certificates and stock powers must be endorsed by the record owner(s) exactly as the shares are registered and for redemptions in excess of $50,000, the signature(s) must be accompanied by a signature guarantee. A signature guarantee is a widely accepted way to protect the stockholders and the Fund by verifying the signature on the request. Such signature guarantees should not be qualified in any way, whether by date or otherwise. Signatures must be guaranteed by an "Eligible Guarantor Institution" and not by a notary public or any other person or entity. An "Eligible Guarantor Institution" means a bank, trust company, broker, dealer, municipal or government securities broker or dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association that is a participant in the Securities Transfer Agents Medallion Program ("STAMPSM") endorsed by the Securities Transfer Association. In some cases, "good order" may require the furnishing of additional documents. In the event that a stockholder needs assistance in determining what documents are required in order to effect a redemption, he or she may contact CGFSC at (800) 541-4366 for assistance. Subject to the limitations set forth below, payment for shares redeemed will ordinarily be made within seven days after receipt of the foregoing documents in good order.


Systematic Withdrawal Plan


A Systematic Withdrawal Plan ("SWP") may be established by a new or existing stockholder if the shares in his or her account, when valued at the current net asset value, equal $10,000 or more. Stockholders who elect to establish a SWP account will be mailed a semimonthly, monthly or quarterly check in a stated amount, not less than $100. Depending on the SWP option chosen, shares sufficient to satisfy the stated amount will be automatically redeemed on or about the third and/or eighteenth day of the payment period and a check for the stated amount will be mailed by CGFSC to the stockholder as soon thereafter as practicable. A transaction fee of $2 per check will be deducted from the proceeds. Withdrawals may result in a gain or loss for tax purposes, may reduce principal and may eventually use up all of the shares in the account.

Payments will be terminated by CGFSC on receipt of satisfactory evidence of the death or incapacity of the stockholder, but until it has received such evidence, CGFSC will not be liable for any payments made in accordance with the SWP. The stockholder or the Fund may terminate the SWP account at any time upon notice to the other.

General Conditions of All Redemptions

The right to redeem may be suspended and the payment of the redemption price deferred during any period when the New York Stock Exchange is closed, during periods when trading on the Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets or for such other periods as the Commission may by order permit for the protection of investors. In addition, if shares have been recently issued to a stockholder and payment was made by check, the Fund will effect the redemption, but will hold the proceeds thereof until the check for the purchase of such shares has cleared, unless such shares were purchased with a cashier's or certified check.

Special Redemption Procedure

The Fund may redeem the shares of any stockholder who ceases to hold shares in the Fund having an aggregate net asset value at least equal to the minimum initial investment. However, the Fund will not effect such a redemption if the decline in share value is caused by a reduction in the Fund's net asset value. Stockholders will be given at least 30 days' written notice of any redemption to be effected in accordance with this paragraph.

Telephone Transactions

You may establish telephone exchange and redemption privileges if you have checked the appropriate box and supplied the necessary information on the Purchase Application form accompanying this Prospectus. You may then exchange and redeem shares of the Fund by telephoning CGFSC at (800) 541-4366 (or, from outside the U.S., (617) 557-8000) prior to the regular closing of the New York Stock Exchange (generally 4:00 P.M. New York time) on a day when the New York Stock Exchange is open. Redemptions by telephone must be at least $1,000 and may not exceed $150,000. Exchange and redemption requests received by CGFSC before the regular closing will be processed that day. Otherwise processing will occur on the next business day.

Interruptions in telephone service may mean that you will be unable to effect a transaction by telephone when desired. When telephone transactions are difficult to implement, you should mail or send by overnight delivery a written request to CGFSC. By making telephone exchanges or redemptions you may be giving up a measure of security that you may have had if such transactions had been in writing. The Fund and CGFSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and CGFSC may be liable for any losses due to unauthorized or fraudulent instructions if such procedures are not followed. For your protection, CGFSC records all telephone calls. Exchanges can only be made between accounts with identical registrations and only if your account registration has not changed within 30 days. Redemption proceeds are sent only to stockholders at their registered address or to a bank account previously designated by the stockholder. It is also the Fund's policy to mail a written confirmation to you at your address of record within five business days after any telephone transaction. The Fund or CGFSC may refuse to honor any telephone transaction request if the Fund or CGFSC believes, for any reason, that the request is unauthorized. You will be promptly notified of any refused telephone transaction request. Neither the Fund nor CGFSC will be liable for following telephone instructions that CGFSC reasonably believes to be genuine. Since you may bear the risk of loss in the event of an unauthorized telephone transaction, you should verify the accuracy of telephone transactions immediately upon receipt of the written confirmation.


Telephone transaction procedures may be modified or suspended without notice during periods of drastic economic or market changes, and may be modified or terminated on 60 days' notice to the stockholder at any time. Shares held by a Keogh plan or IRA and shares issued in certificate form are not eligible for telephone exchange or redemption.

DISTRIBUTIONS


The Board of Directors will determine the amounts to be distributed to the holders of shares and the time or times such distributions will be made. Currently, it is contemplated that all or a portion of net investment income, if any, will be distributed quarterly, and that any remaining net investment income and any net realized capital gains will be distributed annually, generally in December. The amount of net investment income to be distributed, and the characterization of Fund distributions for tax purposes, may be affected, among other factors, by foreign currency exchange losses. See "Tax Aspects".

Distributions of net income and capital gains, if any, will be reinvested without a sales charge in full or fractional shares of the Fund on the payment date using the net asset value of the Fund determined on the ex-dividend date (the business day after the record date). Distributions elected to be taken in cash will be made on the payment date. (The Purchase Application form contains a distribution option election.) Once an election is made, it may be changed at any time and will be effective for the next distribution the record date of which is more than five days after receipt by CGFSC of the change of election. (The notice of such a change should be sent to the address of CGFSC set forth under "Purchase of Shares".) Investors electing to receive their distributive share of the fund's net investment income and any net realized capital gains in fund shares will have to pay any taxes on such distributions.

Prior to purchasing shares of the Fund, the impact of declared dividends or declared capital gains distributions should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value of his shares by the amount of the dividends or distributions. Such dividends or capital gains distributions, although in effect a return of principal, are subject to taxes, calculated at ordinary income or long-term capital gains rates. See "Tax Aspects" for further information regarding the taxation of distributions.

TAX ASPECTS


For the fiscal year ended September 30, 1995, the Fund believes that it qualified for tax treatment as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), and intends to be able to continue to so qualify in future years. Qualification as a RIC allows the Fund to qualify for "pass-through" tax treatment under the federal income tax laws, which means the Fund, subject to certain conditions and requirements, will not be subject to United States federal income tax on amounts it distributes to its stockholders. Accordingly, the Fund plans to distribute substantially all of its net investment income and net capital gains to its stockholders.


RICs are subject to a nondeductible 4% excise tax on the excess (if any) of the "required distribution" for a calendar year over the "distributed amount" for such year. To avoid imposition of such tax, a RIC generally will have to distribute in each calendar year at least 98% of its ordinary income for such calendar year and at least 98% of its capital gains for the 12-month period ending on October 31 of such year. The Fund intends to make sufficient distributions each year to avoid imposition of the excise tax.

The Fund intends to qualify for and, if the Fund determines it to be in the best interest of the stockholders, to make the election provided for in Section 853 of the Code to treat certain foreign taxes paid by the Fund as paid by the stockholders. As a result, each stockholder may be required to include in income his proportionate share of such foreign taxes and may elect to deduct his share of such foreign taxes or to credit such foreign taxes against his federal income tax liability, subject to the provisions and limitations of the Code relating to foreign tax credits.


Distributions of the Fund's net investment income and net realized short-term capital gains will generally be taxable to stockholders as ordinary income. Distributions paid from long-term capital gains will generally be taxable as long-term capital gains, regardless of the holding period of the Fund shares. The Fund will inform stockholders of the source and nature of the dividends and distributions at the time they are paid. Events subsequent to a dividend or distribution may cause the dividend or distribution to be recharacterized, in whole or in part, for U.S. federal income tax purposes. For example, if the fund incurs foreign currency losses that eliminate its tax-basis `earnings and profits', then distributions made during the year may be recharacterized as return of capital distributions for U.S. income tax purposes, rather than income distributions, thereby reducing each shareholder's basis in his Fund shares.


Stockholders should take note that any dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are also subject to federal income tax. Dividends and distributions paid out of the Fund's income and gains will be taxable to stockholders whether received in cash or reinvested in additional shares. Any loss recognized upon the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gains during the period the shares were held. Dividends and distributions payable to stockholders of record as of a date in October, November or December of any year will be deemed to have been paid by the Fund and received by stockholders on December 31 if the dividends are paid by the Fund at any time during the following January.

Hedging and Other Transactions

The Fund is currently authorized to engage in Forward Contracts and to invest in Options, Futures Contracts, Options on Futures Contracts and Swaps to hedge against changes in interest rates and foreign currency exchange rates and as a substitute for an underlying investment. Certain of these transactions may be "Section 1256 contracts". Gains or losses on Section 1256 contracts generally are treated as 60% long-term and 40% short-term ("60/40") capital gains or losses. Any Section 1256 contracts that are held by the Fund at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market", with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as a 60/40 gain or loss.


Generally, any such hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. For example, Hedging Transactions may convert gains which would otherwise be taxable as long-term capital gain into short-term capital gain, which is taxed as ordinary income when distributed to stockholders. In addition, any losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because the straddle rules are complex and their interpretation is unclear, the tax consequences to the Fund of Hedging Transactions are uncertain.


The Fund may make one or more of the elections available under the Code that are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to stockholders, and that will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such Hedging Transactions.


In addition, under the recently enacted "conversion transaction" provisions of the Code, certain gains derived from the Fund's hedging or other activities may be recharacterized as ordinary income for federal income tax purposes. The application of these provisions is expected to be further defined by regulations to be issued by the Treasury Department. The Adviser will take these provisions, and any subsequent regulations, into account in assessing the hedging and other strategies of the Fund.


The diversification requirements applicable to the Fund's assets and other restrictions imposed on the Fund by the Code may limit the extent to which the Fund will be able to engage in transactions in Forward Contracts, Options, Futures Contracts, Options on Futures Contracts or Swaps.

Currency Fluctuations -- "Section 988" Gains or Losses

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Gains or losses with respect to Forward Contracts and certain Options, Futures Contracts and Options on Futures Contracts are generally treated as ordinary income or loss, although an election is available under certain circumstances that would result in capital gain or loss treatment. In addition, gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its stockholders as ordinary income, rather than increasing or decreasing the amount of the Fund's capital gains or losses.

Certain Foreign Tax Consequences


Foreign securities such as those to be purchased by the Fund may be subject to foreign taxes, which could reduce the yield on such securities, although a stockholder otherwise subject to United States federal income taxes may be entitled to claim a credit or deduction for such tax purposes, subject to certain limitations. The Statement of Additional Information provides additional details on these tax aspects.


The foregoing is a general and abbreviated summary of tax consequences of investment in the Fund. Additional details concerning federal and foreign tax consequences are contained in the Statement of Additional Information. Investors are urged to consult their own tax advisers to determine the effect of investment in the Fund upon their individual tax situations.

DESCRIPTION OF CAPITAL STOCK

The Fund is a series within the Bailard, Biehl & Kaiser International Fund Group, Inc., an open-end management investment company organized on June 12, 1990 as a Maryland corporation (the "Company"). Currently, the Company has two series, the Fund and the Bailard, Biehl & Kaiser International Equity Fund (the "Equity Fund"). Further series may be added, without stockholder approval, but the Company has no immediate plans to do so.

The Company has authorized the issuance of up to 1,000,000,000 shares of Common Stock, par value $.0001, in one or more series. Currently, the Fund and the Equity Fund are each authorized to issue 100,000,000 shares of Common Stock. When issued, shares in the Fund will be fully paid and non-assessable and will have no preemptive, conversion or exchange rights.

Shares of each series are entitled to one vote for all purposes. Shares of each series vote as a single class with respect to matters, such as election of directors, that affect all series in substantially the same manner. As to matters affecting each series separately, such as approval of agreements with investment advisers, shares of each series vote as separate series. Shares of each series are entitled to dividends as determined by the Board of Directors and, in liquidation of the Fund, are entitled to receive the net assets of that series. Stockholders are entitled to require the Fund to redeem their shares, and the Fund may redeem shares under certain circumstances, as set forth under "Redemption of Shares". The transfer of shares, other than by redemption, is subject to restrictions in some jurisdictions.

The voting rights of the shares are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting will not be able to elect any director. The Company is not required to hold annual meetings for the election of directors or otherwise. Special meetings may be called by the Chairman of the Board, the Board of Directors, or the President or by stockholders entitled to cast at least 10% of the shares entitled to vote. The Company will assist in stockholder communications with respect to any meeting duly called by the holders of its shares.

A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each series of stock which the Company is authorized to issue and the differences in the relative rights and preferences between the shares of each series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent series, will be furnished by the Company to any stockholder, without charge, upon request to the Secretary of the Company at its principal office.

PERFORMANCE INFORMATION

From time to time, the Fund may advertise its total return. This figure is based upon historic earnings and is not intended to indicate future performance. "Total return" refers to the average annual rate of return of an investment based on its public offering price and reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets and all expenses incurred by the Fund for the stated period, including, for periods prior to October 1, 1993, an assumed 1% annual advisory fee charged by the Adviser to its clients. See "Management". This figure is computed by calculating to the end of a specified period the percentage change in value of an investment of $1,000, assuming reinvestment of all income and capital gain distributions.

DISTRIBUTOR

The Distributor of the Fund's shares is BB&K Fund Services, Inc., a registered broker-dealer and a wholly owned subsidiary of Holdings. The principal business address of BB&K Fund Services, Inc. is 2755 Campus Drive, San Mateo, California 94403. BB&K Fund Services, Inc. receives no commission or compensation for acting as the Fund's agent in the continuous public offering of the Fund's shares.

ADMINISTRATIVE SERVICES


The Company, on behalf of the Fund, has entered into an Administration Agreement (the "Administration Agreement") with Investment Company Administration Corporation ("ICAC"). Pursuant to such agreement, ICAC provides certain administrative services in connection with the management of the Fund's operations. Such services include: (i) filing applications under state law to register the Fund's shares for sale, and to register the Company and/or the Company's officers to sell the Fund's shares, (ii) assisting the Fund's accountants in preparing financial reports, (iii) assisting the Fund's attorneys in preparing amendments to the Fund's registration statement, any proxy materials and other forms and reports to be filed with the SEC, (iv) preparing periodic reports to stockholders, (v) monitoring compliance with the Fund's investment policies and restrictions, and (vi) other administrative matters. As compensation for such services, the Fund pays ICAC an annual fee of $32,500.


TRANSFER AGENT AND CUSTODIAN


Transfer agent and dividend paying agent services are provided by Chase Global Funds Services Company, P.O. Box 2798, Boston, Massachusetts 02208, an affiliate of The Chase Manhattan Bank, N.A.

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as Custodian of the Fund's assets and has been authorized to cause securities and other assets of the Fund to be held in separate accounts with various subcustodians in conformity with Section 17(f) of the 1940 Act and the rules thereunder.


EXPERTS

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, has been selected as independent accountants for the Fund and provides auditing services, including review and consultation in connection with various filings by the Fund with the SEC and tax authorities.


The information under "Financial Highlights" for the five years ended September 30, 1995 in this Prospectus and the financial statements as of September 30, 1995 incorporated by reference into the Statement of Additional Information have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

                                                                      APPENDIX A
CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Corporate Bonds

Moody's Investors Service, Inc. ("Moody's"). Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Standard & Poor's Corporation ("S&P"). Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay interest and principal and differ only in a small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and the capacity to pay interest and principal is extremely strong. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

Commercial Paper

Moody's. The Prime rating is the highest commercial paper rating assigned by Moody's. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on their capacity for repayment. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime 1 repayment ability will often be evidenced by the issuer's leading market position in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt, and ample asset protection. Also, a Prime-1 issuer may have broad margins in earnings coverage of fixed financial charges, high internal cash generation and a well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. Issuers rated Prime-2 will evidence many of the characteristics of Prime-1 issuers, although to a lesser degree. Earnings trends and coverage ratios are sound but more subject to variation. Capital characteristics may be more affected by external conditions. Ample alternative liquidity is maintained.

S&P. Ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues rated A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. Issues rated A-1 have a very strong degree of safety regarding timely payment. Issues rated A-2 have a strong capacity for timely payment. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

                                                                      APPENDIX B
HEDGING AND OTHER TRANSACTIONS

Forward Contracts. The Fund may enter into forward foreign currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in currency exchange rates ("Forward Contracts"). All such Forward Contracts will be covered. In the case of a Forward Contract obligating the Fund to purchase a foreign currency (a "long position"), the Fund may establish a segregated account containing liquid assets ("Liquid Assets") equal to the purchase price of the Forward Contract due on the settlement date (less any margin on deposit). Liquid Assets include cash, U.S. Government securities and other liquid high grade debt obligations. Alternatively, the Fund may cover a long position by purchasing a put option on the same Forward Contract with a strike price as high or higher than the price of the Forward Contract held by the Fund (or, if lower than the price of the Forward Contract held by the Fund, the Fund may segregate Liquid Assets equal to the difference).

In the case of a Forward Contract obligating the Fund to sell a foreign currency (a "short position"), the Fund may segregate Liquid Assets equal to the market value of the currency underlying the Forward Contract (less any margin on deposit, but not less than the market price at which the short position was established). Alternatively, the Fund may cover the Forward Contract by (i) entering into an offsetting position or transaction, (ii) owning the currency underlying the Forward Contract, or (iii) holding a call option permitting the Fund to purchase the same Forward Contract at a price no higher than the price at which the short position was established (or, if higher, the Fund may segregate Liquid Assets equal to the difference).

Options on Debt Securities and Foreign Currencies. The Fund may write covered put and call options and purchase put and call options on debt securities and foreign currencies that are traded on United States and foreign exchanges and over-the-counter to attempt to minimize the risk to the Fund from adverse changes in currency exchange and interest rates and as a substitute for an underlying investment ("Options").

For example, a decline in the value of a foreign currency in which portfolio securities are denominated will reduce the value of such securities in U.S. Dollars, even if their value in the foreign currency remains constant. In order to protect against such reductions in the value of portfolio securities, the Fund may purchase put Options on the foreign currency. If the value of the foreign currency does decline, the Fund will have the right to sell such currency for a fixed amount and will thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, when the Fund predicts an increase in the value of a currency in which securities to be acquired are denominated, the Fund may purchase call Options on the foreign currency. The purchase of such Options could offset, at least partially, the effects of the adverse movements in exchange rates. However, the benefit to the Fund derived from purchases of Options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent predicted, the Fund could sustain losses that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may also purchase Options on debt securities to hedge against interest rate changes that adversely affect the value of a portfolio security. For example, if the Fund anticipates a decline in the market value of a portfolio security due to rising interest rates, it may purchase put Options on the security. If the value of the security does decline, the Fund will have the right to sell the security for a fixed amount and will thereby offset, in whole or in part, the adverse effect that would otherwise have been caused by rising interest rates.

Where the Fund predicts a change in the market value of a security to be acquired that would increase the cost of such security, the Fund may purchase call Options thereon. The purchase of such Options could offset, at least partially, the effect of declining interest rates. The use of Options to hedge against adverse movements in interest rates is subject to the same limitations and risks of loss as the use of Options to hedge against adverse movements in exchange rates.

The Fund may write put and call Options for the same types of hedging purposes. For example, when the Fund anticipates a decline in the value of foreign-currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put Option, write a call Option on the relevant currency. If the expected decline occurs, the Option will most likely not be exercised and the diminution in value of portfolio securities will be fully or partially offset by the amount of the premium received. Similarly, instead of purchasing a call Option to hedge against an anticipated increase in the cost of securities to be acquired, the Fund could write a put Option on the relevant currency that, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of premium. The writing of an Option constitutes only a partial hedge up to the amount of the premium received, and only if interest or currency exchange rates move in the expected direction. If this does not occur, the Option may not be offset by the amount of the premium. Through the writing of Options, the Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in interest or exchange rates.

All put and call Options written by the Fund will be covered. The Fund may cover a put Option by (i) establishing a segregated account containing Liquid Assets equal to the strike price of the put Option written by the Fund (less any margin on deposit), (ii) selling short the security or currency underlying the put Option at the same or higher price than the strike price of the put Option written by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference), or (iii) purchasing a put Option with a strike price the same as or higher than the strike price of the put Option sold by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference).

The Fund may cover a call Option by (i) segregating Liquid Assets equal to the market value of the security or currency underlying the call Option (less any margin on deposit) but not less than the strike price of the call Option, (ii) owning the security or currency underlying the Option or (iii) holding a separate call Option on that security or currency with a strike price no higher than the strike price of the Option sold by the Fund (or, if higher, the Fund may segregate Liquid Assets equal to the difference).

If the Fund, as the writer of an Option, wishes to terminate its obligation, it may effect a closing purchase transaction. This is accomplished by buying an Option of the same series as the Option previously written. The effect of the purchase is that the Fund's position will be canceled. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an Option. Likewise, where the Fund holds an Option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an Option of the same series as the Option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the Option or is more than the premium paid to purchase the Option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the Option or is less than the premium paid to purchase the Option. Because increases in the market price of a call Option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the purchase of a call Option to close out a previously written call Option is likely to be offset in whole or in part by appreciation of the Fund's portfolio securities denominated in such currency.

Futures Contracts on Debt Securities and Foreign Currencies. The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of debt securities and foreign currencies to attempt to minimize the risk to the Fund from adverse changes in currency exchange and interest rates and as a substitute for an underlying investment("Futures Contracts").

With respect to debt securities, the acquisition or sale of Futures Contracts is designed to protect the Fund from fluctuations in interest rates without actually buying or selling the underlying securities. For example, if the Fund owns long-term bonds, and interest rates were expected to increase, the Fund might enter into a Futures Contract for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Futures Contract to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities. However, since the futures market is more liquid that the cash market, the use of Futures Contracts as an investment technique allows the Funds to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contract should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had been established. At that time, the Futures Contract could be liquidated and the Fund could then buy long-term bonds on the cash market.

All Futures Contracts to which the Fund is a party will be covered. A Futures Contract obligating the Fund to purchase a debt security or foreign currency is covered if the Fund segregates, in a special account with the Custodian, Liquid Assets equal to the purchase price of the Futures Contract due on the settlement date (less any margin on deposit). The Fund may also cover a long position by purchasing a put option on the same Futures Contract with an exercise price as high or higher than the price of the Futures Contract held by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference).

A Futures Contract in which the Fund has the position of a seller is covered if the Fund segregates, in a special account with the Custodian, Liquid Assets equal to the market value of the security or currency underlying the Futures Contract (less any margin on deposit, but not less than the market price at which the short position was established). Alternatively, the Fund may cover such a Futures Contract by (i) owning the security or currency underlying the Futures Contract or (ii) holding a call option permitting the Fund to purchase the same Futures Contract at a price no higher then the price at which the short position was established (or, if higher, the Fund may segregate Liquid Assets equal to the difference).

If the Fund enters into a Futures Contract, it will be subject to initial and variation margin requirements. At the time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as an initial margin deposit ("initial margin"). It is expected that initial margin will be approximately 1-1/2% to 5% of a Futures Contract's face value. A Futures Contract is valued ("marked to market") daily. The Fund will be required to increase its margin deposit ("variation margin") when the value of a Futures Contract decreases and, conversely, the Fund will receive payment for any increase in the Futures Contract's value.

Although Futures Contracts, by their terms, call for the actual delivery or acquisition of an asset, in most cases the contractual obligation is fulfilled (or "offset") before the expiration date of the Futures Contract without having to make or take delivery of the underlying asset. Offset of a Futures Contract is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical Futures Contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying asset.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions that may prevent the Fund from successfully using Futures Contracts. First, all participants in the futures markets are subject to initial and variation margin requirements. Rather than meeting variation margin requirements, investors may close Futures Contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct prediction of general interest rate and currency exchange rate trends by the Fund may not result in a successful transaction.

If the Fund's judgment about the general direction of interest or currency exchange rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. If the Fund has hedged against the possibility of a movement in interest or exchange rates that would adversely affect the price of its portfolio securities and such rates did not move as anticipated, the Fund would lose part or all of the benefit of the increased value of its securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash and were unable to effect a closing transaction, it might have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that reflect the rising market. The Fund may also have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts on Debt Securities and Foreign Currencies. The Fund may purchase and write options on Futures Contracts to minimize the risk to the Fund from adverse changes in currency exchange and interest rates and as a substitute for an underlying investment ("Options on Futures Contracts").

A call Option on a Futures Contract written by the Fund constitutes a partial hedge against declining prices of the securities or currency that are deliverable upon exercise of the Futures Contract. If the price of the Futures Contract at expiration of the Option is below the exercise price, the Fund will retain the full amount of the Option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. A put Option on a Futures Contract written by the Fund constitutes a partial hedge against increasing prices of the securities or currency that are deliverable under the Futures Contract. If the price of the Futures Contract at expiration of the Option is higher than the exercise price, the Fund will retain the full amount of the Option premium, which provides a partial hedge against an increase in the price of securities that the Fund intends to purchase.

If a put or call option on a Futures Contract that the Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium the Fund received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from Options on Futures contracts may be reduced or increased by changes in the value of its portfolio securities.

All Options on Futures Contracts written by the Fund will be covered. In the case of the sale of a call Option on a Futures Contract, the Fund may cover by
(i) entering into a long position on the same Futures Contract at a price no higher than the strike price of the call Option on the Futures Contract (or if higher, the Fund may segregate Liquid Assets equal to the difference), (ii) owning the security or currency underlying the Futures Contract on which the Fund holds the Option, or (iii) holding a separate call Option permitting the Fund to purchase the same Futures Contract at a price no higher than the strike price of the call Option on the Futures Contract sold by the Fund (or, if higher, the Fund may segregate Liquid Assets equal to the difference.)

In the case of the sale of a put Option on a Futures Contract obligating the Fund to buy a Futures Contract, the Fund may establish a segregated account containing Liquid Assets equal to the settlement value of the Futures Contract underlying the Option on a Futures Contract. Alternatively, the Fund may cover the Option on a Futures Contract by holding a put Option permitting the Fund to sell the same Futures Contract at a price the same as or higher than the strike price of the put Option sold by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference).

The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option purchased.

Swaps and Related Caps, Floors and Collars

The Fund may enter into interest rate and foreign currency swaps and related caps, floors and collars to minimize the risk to the Fund from adverse changes in currency exchange and interest rates and as a substitute for an underlying investment (collectively, "Swaps").

An interest rate Swap is an agreement between two borrowers to exchange a stream of interest payments on an agreed hypothetical or "notional" principal amount. No principal amount is exchanged between the counterparties to an interest rate Swap. In the typical Swap, one party agrees to pay a fixed rate on a notional principal amount, while the counterparty pays a floating rate based on one or more reference interest rates such as the London Interbank Offered Rate ("LIBOR"), a specified bank's prime rate, or U.S. Treasury Bill rates. Interest rate Swaps also permit counterparties to exchange a floating rate obligation based upon one reference interest rate (such as LIBOR) for a floating rate obligation based upon another reference interest rate (such as U.S. Treasury Bill rates).

A currency Swap is an agreement to exchange fixed or floating rate interest obligations -- and, in some transactions, principal obligations -- in different currencies on the basis of (i) the actual principal amount or a notional principal amount and (ii) one or more reference interest rates.

For example, the Fund may have the right to receive interest at fixed rates on some of its portfolio securities. If interest rates were rising (and therefore the value of portfolio securities were declining), the Fund could hedge the value of such securities by swapping its right to receive a fixed rate of interest for a counterparty's right to receive a floating rate. Similarly, the Fund may have the right to receive interest payments on its portfolio securities denominated in the French Franc. If the Franc were suffering an adverse movement of its exchange rate, the Fund could hedge the value of such securities by swapping its right to receive Francs for the right to receive U.S. Dollars or another currency.


The Fund will usually enter into Swaps on a net basis, i.e., where the two parties make net payments, with the Fund recei`ving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements, with respect to each Swap will be accrued, and an amount of Liquid Assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account. If the Fund enters into a Swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under the Swap. Neither a Swap nor any margin or collateral arrangement with respect to a Swap is deemed to involve a pledge of the Fund's assets, the issuance of a senior security or a borrowing.


The Swap market has grown substantially in recent years with a significant number of banks and financial services firms acting both as principals and as agents utilizing standardized Swap documentation. Caps, floors and collars are more recent innovations, and they are less liquid than other Swaps. There can be no assurance that the Fund will be able to enter into or offset Swaps at any specific time or at prices or on other terms that are advantageous. In addition, although the terms of Swaps may provide for termination under certain circumstances, there can be no assurance that the Fund will be able to terminate or offset a Swap on favorable terms.

Additional Risks of Forward Contracts, Options, Futures Contracts, Options on Futures Contracts and Swaps. Hedging transactions may be effective to protect the Fund against certain changes in interest and currency exchange rates.
However, such transactions do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline.

The Fund's ability to hedge all or a portion of its portfolio through transactions in Forward Contracts, Options, Futures Contracts, Options on Futures Contracts and Swaps depends on the degree to which price movements in underlying debt securities or currencies correlate with price movements in the relevant portion of the Fund's portfolio. In addition, the use of Futures Contracts and Options on Futures Contracts involves the risk of imperfect correlation of movements in the prices of Futures Contracts and Options on Futures Contracts, and movements in the prices of the underlying assets. If the price of a Futures Contracts or an Option on a Futures Contract moves more or less than the price of the hedged debt securities or currency, the Fund will experience a gain or loss that may not be completely offset by movements in the price of the asset that is the subject of the hedge.

The Fund's ability to engage in transactions involving Options, Futures Contracts, Options on Futures Contracts and Swaps will depend on the degree to which liquid secondary markets in such instruments exist. Reasons for the absence of a liquid market include the following: (i) there may be insufficient trading interest in a particular instrument; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of Options, Futures Contracts or Options on Futures Contracts; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation ("OCC"), which effects the settlement of exchange traded Options, may not at all times be adequate to handle current trading volume; or
(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of a particular instrument (or a particular class or series of such instrument). There can be no assurance that a liquid secondary market will exist for any particular investment at any specific time. Thus it may not be possible for the Fund to close certain of its positions.

The costs to the Fund of hedging transactions vary among the various hedging techniques and also depend on such factors as the security or currency involved, market conditions and the length of the contract or option period. Forward Contracts and Swaps are usually conducted on a principal basis, and no brokerage fees or commissions are therefore involved. However, the Fund will incur brokerage commissions and related transaction costs when it purchases, writes or invests in Options, Futures Contracts and Options on Futures Contracts. Furthermore, the Fund's ability to engage in hedging transactions may be limited by tax considerations.

Forward Contracts and Options on foreign currencies and Swaps are not traded on markets regulated by the Commodity Futures Trading Commission ("CFTC") or (with the exception of certain Options traded on national securities exchanges) by the Securities and Exchange Commission ("SEC"), but are traded through financial institutions acting as principals or agents. In an over-the-counter trading environment, many of the protections afforded to exchange participants are not available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an Option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, because the performance of over-the-counter Options, Forward Contracts or Swaps is not guaranteed by the OCC or any other settlement agency, there is a risk of counterparty default. Option writers and traders of Forward Contracts and Swaps could also lose amounts substantially in excess of his or her initial investments, due to the margin and collateral requirements associated with such positions.

Options traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all Options entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in such Options may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

Exchange-traded Options involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such Options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly exercise or settlement of such Options, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery, the fixing of dollar settlement prices or prohibitions on exercise.

The exchanges on which Options, Futures Contracts and Options on Futures Contracts are traded may impose additional limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument that may be held by a single investor, whether acting alone or in concert with others (regardless of whether such positions are held or written on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the CFTC and the various markets have established limits, referred to as "speculative position limits," on the maximum net long or net short positions that any person may hold or control in a particular Futures Contract or Option on a Futures Contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these trading and position limits will have an adverse impact on the strategies for hedging the portfolio of the Fund.

Forward Contracts, Options, Futures Contracts, Options on Futures Contracts and Swaps may be traded in foreign markets or on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies. The value of such positions also could be adversely affected by, among other things, (i) other foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Future Developments. The Fund proposes to take advantage of investment opportunities in the area of Forward Contracts, Options, Future Contracts, Options on Futures Contracts and Swaps that are not presently contemplated for use by the Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Fund's investment objectives and legally permissible investments for the Fund. Such opportunities, if they arise, may involve risks that differ from or exceed those involved in the activities described above. The Fund will not invest in such opportunities without prior disclosure to investors.

Investment Adviser

         Bailard, Biehl & Kaiser, Inc.
         2755 Campus Drive
         San Mateo, California  94403


Transfer Agent
         Chase Global Funds Services Company
         Boston, Massachusetts


Custodian and Accountant
         Brown Brothers Harriman & Co.
         Boston, Massachusetts


Counsel
         Howard, Rice, Nemerovski, Canady, Falk & Rabkin
         San Francisco, California


Distributor
         BB&K Fund Services, Inc.
         2755 Campus Drive
         San Mateo, California  94403

Independent Accountants
         Price Waterhouse LLP
         Boston, Massachusetts


IRA Custodian
         The Chase Manhattan Bank, N.A.
         New York, New York

International Bond Fund Officers and Directors
         Peter M. Hill, Chairman, Director
         Burnice E. Sparks, Jr., President, Director
         Tina Thomas, Treasurer
         Janis M. Horne, Secretary
         Shirley L. Clayton, Director
         David B. Shippey, Director
         James C. Van Horne, Director


Investor Services Department
         (800) 882-8383

                                  [BACK COVER]

                       STATEMENT OF ADDITIONAL INFORMATION



                BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
                                2755 Campus Drive
                           San Mateo, California 94403



                  This Statement of Additional Information is not a Prospectus, but contains information in addition to that contained in the Prospectus which may be of interest to some investors. This Statement of Additional Information should be read in conjunction with the Prospectus dated January 26, 1996. You can request the Prospectus by writing directly to us at the address above or by calling us at (800) 882-8383.


                                    CONTENTS


                                                                            Page
                                                                            ----

 1.   Investment Objectives and Policies....................................B-2

 2.   Directors and Officers................................................B-5


 3.   Right to Use Name.....................................................B-8

 4.   Investment Advisory and Other Services................................B-8

 5.   Brokerage.............................................................B-10

 6.   Net Asset Value for Purchase, Exchange
      and Redemption of Shares..............................................B-11

 7.   Tax Aspects...........................................................B-12

 8.   Stockholder Information...............................................B-13

 9.   Performance Data......................................................B-13

10.   Financial Statements..................................................B-13


               ---------------------------------------------------

                THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT
                     CONSTITUTE AN OFFER TO SELL SECURITIES.

               ---------------------------------------------------



              The date of this Statement of Additional Information
                              is January 26, 1996.

                       INVESTMENT OBJECTIVES AND POLICIES


                  Bailard, Biehl & Kaiser International Equity Fund (the "Fund") is a non-diversified series of the Bailard, Biehl & Kaiser International Fund Group, Inc., an open-end management investment company (the "Company"). The Fund's primary investment objective is to seek capital appreciation. Current income, while a factor in portfolio selection, is a secondary objective and will be pursued only when consistent with the Fund's primary objective. The Fund seeks to achieve its objectives by investing in foreign equity securities, principally common stocks, preferred stocks and convertible securities. Foreign securities include securities issued by U.S. companies whose assets are primarily located or whose operations are primarily conducted outside of the United States. The remainder of the portfolio is invested in short-term obligations of U.S. and foreign companies and governments pending investment or for protection against market declines.

                  While there is no limitation on the countries in which the Fund may invest, other than such restrictions as may be imposed from time to time by the Company's Board of Directors, investments will ordinarily be concentrated in companies based in the Far East, Europe, the United Kingdom, Canada and Australia and in governmental entities within those geographic areas.

                  The Fund may engage in certain hedging techniques to protect against the effects of changes in currency exchange rates and market conditions. Such techniques consist of forward foreign currency exchange contracts and transactions in options, futures contracts and options on futures contracts on foreign currencies and stock indices.

                  The Fund's investment activities are subject to certain restrictions that are deemed "fundamental policies." These fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, defined to mean the vote of (A) 67% or more of the voting securities present at a meeting of the stockholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at such meeting; or (B) more than 50% of the outstanding voting securities of the Fund, whichever is less. These fundamental policies provide that the Fund will not:

                  1. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States Government and its agencies and instrumentalities), except as indicated below; for this purpose, water, communications, electric and gas utilities shall each be considered a separate industry, and neither all national, regional or local governments (United States or foreign), as a group, nor all international organizations (government or private), as a group, nor all finance companies, as a group, shall be considered as within a single industry.

                  2. Acquire more than 10% of the outstanding voting securities of any one issuer.

                  3. Invest in companies for the purpose of exercising control or management.

                  4. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

                  5. Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options, or in interests in oil, gas or other mineral exploration or development programs; provided, however, that this policy will not prevent the purchase, ownership or sale of warrants or other rights where the grantor of the warrants is the issuer of the underlying securities ("grantor warrants"); provided, that the Fund will not purchase a grantor warrant if, as a result thereof, the aggregate market value of all purchased grantor warrants then owned exceeds 10% of the total assets of the Fund taken at market value at the time of the purchase of such grantor warrant. (Accordingly, this 10% limitation will not apply to the acquisition or ownership of grantor warrants acquired other than as a result of a purchase.) Moreover, and notwithstanding this restriction, the Fund may purchase and sell foreign currencies on a current basis and may engage in foreign currency and market hedging transactions, including investing in, writing and purchasing forward contracts on foreign currencies, and options, futures contracts and options on futures contracts on foreign currencies and stock indices.

                  6. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets and except that the Fund may obtain such credit as may be necessary for the clearance of purchases or sales of securities. For the purpose of this restriction, margin or collateral arrangements with respect to forward contracts, options, futures contracts and options on futures contracts, are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of forward contracts, options, futures contracts or options on futures contracts are deemed to be the issuance of a senior security or a borrowing.

                  7. Purchase any securities on margin or effect short sales, except that the Fund may obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities. The deposit by the Fund of initial or variation margin in connection with forward contracts, options, futures contracts and options on futures contracts will not be considered the purchase of a security on margin.

                  8. Engage in the business of underwriting securities issued by others, or knowingly purchase securities subject to contractual restrictions or legal restrictions on disposition in all of the principal markets where traded if such purchase will result in more than 10% of the value of its total assets (taken at market value) then being invested in such securities1. This restriction also applies to repurchase agreements maturing in over seven days. This restriction will not, however, preclude the Fund from buying securities which are not registered for sale with the Securities and Exchange Commission or otherwise marketable in the United States, if marketable elsewhere.

                  9. Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.

                  10. Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" or combining of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Fund's investment adviser to save brokerage costs or achieve an average price among them is not deemed to result in a securities trading account.)

------------------------
(1)If through (i) the appreciation of portfolio securities which are not readily marketable, (ii) the depreciation of other investments of the Fund, or (iii) the sale of assets to meet redemptions, the Fund should be in a position in which more than 10% of the value of its assets are invested in securities which are not readily marketable, the Fund will consider what steps, if any, to take to protect against the resulting illiquidity.

                  11. Make loans of money or securities to any person or firm, except through the purchase of debt securities in accordance with the Fund's investment objectives and policies.

                  12.  Purchase  from  or  sell  portfolio   securities  to  its
     officers, directors or other "interested persons" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act").

                  13. Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the officers or directors of the Company, or one or more of the officers or directors of the Fund's investment adviser, individually own beneficially more than 1/2 of 1% of the securities of such issuer or together own beneficially more than 5% of such securities.

                  For purposes of the 25% limit in paragraph 1 above, the Fund deems each national government and such government's agencies and instrumentalities to be a single industry. Similarly, the Fund deems a particular regional government or local government (including the agencies and instrumentalities of such government) to be a separate industry so long as securities issued by such government are backed by the assets and revenues of such government. The Fund treats all international organizations (government or private) that have been assigned the same Standard Industrial Classification Code as a single industry.

                  In determining the issuer of a foreign security, each national government and each political subdivision, agency and instrumentality of each nation and each supra-national entity of which such nation is a member is considered a separate issuer. Issuers representing more than one nation will be excluded in determining the percentage of any individual nation. Where foreign securities are backed only by assets and revenues of a particular political subdivision, agency or instrumentality, only such entity is considered to be the issuer.

                  Unless otherwise specified, if a percentage restriction on investment or utilization of assets set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changing values or a similar type of event (such as a reduction in the size of the Fund occasioned by the redemption of shares) will not be considered a violation of the Fund's investment policies or restrictions.

                  In addition, the Investment Company Act of 1940 (the "1940 Act") and applicable state law prohibits the Fund from (i) purchasing the securities of any registered open-end investment company and (ii) unless the security is acquired pursuant to a plan of reorganization or a Securities and Exchange Commission approved offer of exchange, investing its assets in more than 3% or, together with other investment companies having the same investment adviser, more than 10%, of the outstanding voting stock of any closed-end investment company, more than 5% of its total value in any closed-end investment company, or more than 10% of its total value in closed-end investment companies as a group.

                             DIRECTORS AND OFFICERS

                  The management of the Company, including the general overall supervision of the Fund's portfolio transactions, is the responsibility of the Board of Directors. The names and business addresses of the directors and officers of the Company and their principal occupations and other affiliations during the past five years are set forth below:



                                                   Principal Occupations
                               Office(s) Held      and Other Affiliations
Name and Address               With the Fund       During the Past 5 Years
----------------               --------------      -----------------------


Peter M. Hill(1)               Director and        Director and officer of
2755 Campus Drive              Chairman            Bailard, Biehl & Kaiser,
San Mateo, CA  94403                               Inc. (the "Adviser"),
                                                   currently Co-President and
                                                   Chief Investment Officer.
                                                   Director of BB&K Fund
                                                   Services, Inc. an  NASD
                                                   registered broker dealer
                                                   ("Fund Services"), since
                                                   June 1992.


Burnice E. Sparks, Jr.(1)     Director and         Director and officer of the
2755 Campus Drive             President            Adviser, currently Co-
San Mateo, CA 94403                                President. Director and
                                                   Chief Executive Officer of
                                                   Fund Services since June
                                                   1992.  Trustee and President
                                                   of Bailard, Biehl & Kaiser
                                                   Fund Group, a registered
                                                   investment company (the
                                                   "Fund Group").

Janis M. Horne(1)             Secretary and        Vice President and Portfolio
2755 Campus Drive             Assistant Treasurer  Manager of the Adviser,
San Mateo, CA  94403                               Secretary of the Fund Group.
                                                   Assistant Treasurer of the
                                                   Fund Group since June 1993.


Tina Thomas(1)                Treasurer and        Vice President of the
2755 Campus Drive             Assistant Secretary  Adviser since June 1992.
San Mateo, CA  94403                               Treasurer of Fund Services
                                                   since July 1993.  Assistant
                                                   Secretary of the Fund Group
                                                   since June 1992.  Treasurer
                                                   of the Fund Group since June
                                                   1993; Assistant Treasurer of
                                                   the Fund Group from June
                                                   1992 to June 1993.  Joined
                                                   the Adviser in 1988 as
                                                   Director of Shareholder
                                                   Services.


-------------------------

(1) "Interested person" of the Company, as defined in the 1940 Act.



                                                   Principal Occupations
                              Office(s) Held       and Other Affiliations
Name and Address              With the Fund        During the Past 5 Years
----------------              --------------       -----------------------


Shirley L. Clayton(2)         Director             President and Chief Operating
TopoMetrix                                         Officer of TopoMetrix, a
5403 Betsy Ross Drive                              manufacturer of scanning
Santa Clara, CA  95054-1162                        probe microscopes, since
                                                   January 1996; Chief
                                                   Financial Officer from
                                                   June 1993 to January 1996.
                                                   Chief Financial Officer of
                                                   Cygnus Therapeutic Systems,
                                                   Inc., a biotechnology
                                                   company, from March 1990 to
                                                   June 1993.  Chief Financial
                                                   Officer of Protein  Design
                                                   Labs, Inc., a biotechnology
                                                   company, from October 1988
                                                   to March 1990.  Trustee of
                                                   the Fund Group.


David B. Shippe(2)            Director             Prior to September 1983
5130 Enterprise Road                               associated with Saga
Santa Rosa, CA  95404                              Corporation, a restaurant
                                                   and contract food service
                                                   business, his last position
                                                   being Vice President and
                                                   Treasurer.  Trustee of the
                                                   Fund Group.

James C. Van Horne(2)         Director             A.P. Giannini Professor of
Graduate School of Business                        Finance at Graduate School
Stanford University                                of Business of Stanford
Stanford, CA  94305                                University from September
                                                   1976 to the present.  Deputy
                                                   Assistant Secretary of the
                                                   United States Treasury
                                                   Department from September
                                                   1975 to August 1976.
                                                   Director of Sanwa Bank
                                                   California and Montgomery
                                                   Street Income Securities,
                                                   Inc., a registered
                                                   investment company.  Trustee
                                                   of the Fund Group.





------------------------------

(2)Member of the Audit Committee.

      The following table sets forth the compensation paid to the Company's Directors during the fiscal year ended September 30, 1995.


                               Compensation Table

                                       Pension or Retirement     Estimated      Total Compensation
                           Aggregate     Benefits Accrued as      Annual      From Company and Fund
Name of Person            Compensation   Part of Company       Benefits Upon       Complex(1)
and Position              from Company      Expenses             Retirement     Paid to Directors
---------------------------------------------------------------------------------------------------

Peter M. Hill              $500 (2),(3)        $0                    $0             $1,000
Director
Burnice E. Sparks, Jr.     $500 (2),(3)        $0                    $0             $1,000
Director
Shirley L. Clayton       $9,000 (6)            $0                    $0            $18,000
Director
David B. Shippey        $10,000 (4)            $0                    $0            $20,000
Director
James C. Van Horne      $10,000 (4)            $0                    $0            $20,000
Director


           The Company and the Fund Group reimburse each Director and Trustee for travel and other out-of-pocket disbursements incurred in connection with attending Board meetings. The Company and the Fund Group also reimburse other travel expenses of Directors, Trustees and officers, including international travel expenses, incurred incident to the performance of duties as a Director, Trustee or officer.

---------------------------------

(1)A Fund Complex consists of investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies. The company and the Fund Group are considered to be part of the same Fund Complex

(2)Does not include fees paid to the Adviser pursuant to the Management Agreement as described below under "INVESTMENT ADVISORY AND OTHER SERVICES".

(3)Consists of a $500 annual director fee.

(4)Consists of a $6,000 annual director fee plus $1,000 for each Board meeting attended in person

                                RIGHT TO USE NAME

                    Bailard, Biehl & Kaiser, Inc., a California corporation (the "Adviser" or "Bailard, Biehl & Kaiser"), has granted the Company the right to use the designation "Bailard, Biehl & Kaiser" in its name and has reserved the right to withdraw its consent to the use of such designation by the Company under certain conditions, including the condition that Bailard, Biehl & Kaiser ceases to act as the Company's investment adviser, and to grant the use of such name to others, including any other investment company.

                     INVESTMENT ADVISORY AND OTHER SERVICES

                              Management Agreement

                    The Fund has entered into an Investment Management Agreement (the "Management Agreement") with Bailard, Biehl & Kaiser for investment advisory and certain portfolio transaction and administrative services. The Adviser, subject to the general supervision of the Company's Board of Directors, is responsible for the overall management of the Fund's portfolio in accordance with the Fund's investment objectives, policies and restrictions. The Adviser is also responsible for making investment recommendations as to securities to be acquired, purchased or sold, for reviewing and selecting firms to effect the execution of portfolio transactions and for reviewing the execution of such transactions to ensure their overall reasonableness. In addition, the Adviser provides certain administrative services to the Fund, including the oversight of the various agents, records and reports of the Fund. The Adviser receives a monthly fee calculated at an annual rate equal to .95% of the average daily net assets of the Fund.

                    The Management Agreement may be terminated at any time, without penalty upon 60 days' written notice, by majority vote of the Board of Directors of the Company or by a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Management Agreement may also be terminated by the Adviser upon not less than 180 days' written notice to the Fund and terminates automatically upon its assignment (as defined in the 1940 Act).

                              Expenses of the Fund

                    The Fund pays all of its own expenses (except for those expressly to be paid by Bailard, Biehl & Kaiser), including without limitation the following: organization costs, taxes, investment management fees, expenses for legal and auditing services, costs of printing proxies, stock certificates, stockholder reports, prospectuses and statements of additional information, charges of the Fund's custodian, any sub-custodian and transfer and dividend disbursing agent, expenses of redemption of the Fund's shares, Securities and Exchange Commission fees, expenses of registering the Fund's shares under federal, state and foreign laws, fees and actual out-of-pocket expenses of Directors, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other similar expenses.


                    For the period October 1, 1992 to January 31, 1993, the Fund paid investment management fees totaling $142,079 to Nomura Capital Management, Inc. and Acadian Asset Management, Inc. For the fiscal years ended September 30, 1994 and 1995, the Fund paid investment management fees of $1,971,857 and $1,092,804 to the Adviser, respectively.

                    The Adviser pays certain expenses incurred in the Fund's day-to-day management, including the costs of office space and other facilities used by the Adviser, and salaries and expenses of personnel of the Adviser. As an accommodation to the Fund, from time to time, the Adviser directly pays certain expenses of the Fund (such as insurance premiums, Directors' fees, and fees relating to state securities law filings) for which the Adviser is later reimbursed by the Fund. Disbursements by the Adviser on behalf of the Fund and their subsequent reimbursement by the Fund are effected only upon the prior approval of an officer of the Company. For the fiscal year ended September 30, 1995, the Fund reimbursed the Adviser approximately $54,734.

                    The Adviser has agreed to reduce the investment management fee payable to it in any fiscal year by the amount by which the expenses of the Fund exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. Of the states in which the Fund's shares are currently offered for sale, only California imposes an expense limitation. California law requires reimbursement of expenses if in any fiscal year the aggregate annual expenses of the Fund (determined in accordance with generally accepted accounting principles), exclusive of interest, taxes, brokerage and excess custodian costs attributable to investments in foreign securities (as compared to custodian costs that would have been incurred had the investments been in domestic securities), exceed 2.5% of the first $30 million of the average net assets of the Fund, or 2% of the next $70 million, or 1.5% of the remaining average net assets of the Fund. (Expenditures which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, including costs generally incurred in connection with the purchase or sale of portfolio securities, are not deemed expenses for purposes of the foregoing reimbursement provisions.) For the fiscal years ended September 30, 1993, 1994 and 1995, no expense reimbursement was required.


                    BB&K Fund Services, Inc., 2755 Campus Drive, San Mateo, California 94403 ("Fund Services"), serves as the sole Distributor for the Fund's shares pursuant to an agreement with the Fund. Fund Services receives no commission or compensation for acting as the Fund's agent in the continuous public offering of the Fund's shares. The Fund's shares may also be purchased directly from the Fund.

                    The Adviser and the Distributor are wholly owned subsidiaries of BB&K Holdings, Inc. ("Holdings"), which may be deemed to be a controlling person of the Adviser and the Distributor. In addition, Thomas E. Bailard and his spouse, Terri, may be deemed to be controlling persons of the Adviser and the Distributor, by virtue of their beneficial ownership of more than 25% of the securities of Holdings, as individuals or trustees.


                    As part of the Custodian Agreement, the Fund's Custodian has agreed to act as the Fund's financial agent, and will maintain certain books and records for the Fund, perform the calculations necessary to compute the value of the Fund's investment securities and other assets and the net asset value of the Fund's shares, confirm all share purchases and redemptions to the Fund's
Transfer Agent, provide financial reports to the Fund necessary to prepare its financial statements, and provide additional services of a similar nature. For services performed by the Custodian during the 1993, 1994 and 1995 fiscal years, the Fund paid the Custodian $424,696, $641,115 and $436,737, respectively.

                    The Company, on behalf of the Fund, has entered into an Administration Agreement dated as of October 1, 1991, as amended, with Investment Company Administration Corporation.


                        Personal Securities Transactions

                    Officers, directors and employees of the Company and the Adviser are permitted to engage in personal securities transactions. To address potential conflicts with the interests of the Fund that might arise from these transactions, both the Company and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes also incorporate, in substantial part, the recommendations made in May 1994 by the Investment Company Institute Advisory Group on Personal Investing, including certain preclearance and reporting procedures and certain restrictions on contemporaneous and short-term trading and on purchases of securities in private placements and initial public offerings.


                                    BROKERAGE

                    The Adviser is responsible for the allocation of brokerage and reviews the efficiency of execution and reasonableness of the commissions charged. In effecting portfolio transactions, the Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved. The Adviser generally seeks reasonably competitive commission rates in domestic and foreign transactions. Ordinarily, the Adviser purchases securities from the primary market, whether over-the-counter or listed, and listed securities may be purchased in the over-the-counter market if, in the judgment of the Adviser, it is the primary market.

                    Within the framework of the above policies, the Adviser may also consider research, investment information and other related services, such as price quotations, provided by brokers. In recognition of research services, the Adviser has the authority to cause the Fund to pay brokerage commissions (which are negotiated in the case of domestic stock exchange transactions, but which are often fixed in the case of foreign stock exchange transactions) in excess of that which other brokers might charge for effecting the same transaction. As a consequence, the Fund could pay a broker that furnishes research services for the Adviser a higher commission than that which might be paid to another broker that does not furnish research services, or that furnishes research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the value of the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the Fund. Research services that could be provided could include analyses of industries, statistical or economic information or analyses of issuers. The Fund may also place orders for securities transactions with its Custodian in return for a discount on the Fund's custodial fees. This practice will have the effect of reducing the amount of expenses reported in the Fund's financial statements. It is not contemplated that there will be any set formula or allocation with respect to brokerage. The Adviser will review, from time to time, brokerage commissions paid on behalf of the Fund with a view to determining their reasonableness in relation to brokerage commissions paid by other similarly situated investors.

                    The extent to which commissions charged by brokers may reflect an element of value for research services cannot be determined. To the extent that research services of value are provided by brokers through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses that it might otherwise bear. Research services furnished by brokers could be useful and of value to the Adviser in serving its other clients as well as the Fund. On the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. It is not the Fund's practice to allocate portfolio securities business on the basis of sales of its shares.

                    There are occasions on which portfolio transactions for the Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Adviser, some of which accounts have investment objectives similar to the Fund's investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they will be effected only when the Adviser believes that to do so will be in the best interest of the Fund. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund.

                    No brokerage commissions will be paid to any broker that was at the time of the transaction an "affiliated person" of the Fund or indirectly affiliated with the Fund through a common "affiliated person" as that term is defined in the 1940 Act. Neither the Adviser nor any of its affiliates receives any brokerage commissions from portfolio transactions.


                    During the Fund's fiscal years ended September 30, 1993, 1994 and 1995, the Fund paid brokerage commissions on portfolio transactions of approximately $1,562,995, $2,641,388 and $1,646,286, respectively. For the 1993,
1994 and 1995 fiscal years, the Fund paid no brokerage commissions to any affiliate of the Fund. The Fund's portfolio turnover rate for the fiscal years ended September 30, 1993, 1994 and 1995 is set forth in the Fund's Prospectus under "Financial Highlights". The increase in brokerage commissions paid by, and the portfolio turnover rate of, the Fund in 1994 were principally due to volatile market conditions. The increased turnover rate in 1995 was caused primarily by a change in the Fund's investment approach and an asset allocation shift by the Adviser's clients during the period. Although the turnover rate remained relatively high in 1995, brokerage commissions declined largely as a result of trading cost studies.


         NET ASSET VALUE FOR PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

                    The net asset value per share, on which purchase, exchange and redemption prices are based, is calculated in accordance with the formula and at the times set forth in the Prospectus. As of the date of this Statement of Additional Information, the Fund understands that the New York Stock Exchange will be closed (and, thus, no net asset value will be calculated) on the following U.S. holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                    Equity securities traded on an exchange or on the NASDAQ National Market System are valued at the closing price. If there has been no sale on such date or if the closing price is not the last sale price, then the security is valued at the mean of the closing bid and asked prices on such day. Equity securities that are not traded on an exchange or on the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

                    Short-term debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. Other debt securities are valued at prices provided by one or more bona fide market-makers as of the closing of the relevant market.

                    Options and options on futures contracts are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices. Options traded over-the-counter are valued at the most recent bid quotation in the case of purchased options and at the most recent asked quotation in the case of written options. When the Fund writes an option, an amount equal to the premium received is included as an asset, and an equivalent deferred credit is included as a liability and marked to market on a daily basis. If a call option written by a Fund is exercised, the proceeds are increased by the premium received. If a call option written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, the Fund will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If a put option held by the Fund is exercised, the amount the Fund receives on sale of the underlying investment is reduced by the amount of the premium paid by the Fund.


                    Futures contracts are valued at the last settlement price as of the close of the commodities exchange on which they are traded. Forward currency contracts are valued based on their amortized forward points and the closing spot price of their underlying currencies as of 12:00 P.M. New York time. Foreign securities and cash are converted into U.S. dollar values at the mean of the bid and asked prices for the underlying currencies as of the same time.


                    All prices are taken from the primary market in which the portfolio security or other asset is traded.

                    The Board of Directors has delegated to the Fund's Custodian and the Adviser the authority to make valuations of marketable securities and rate of exchange determinations in accordance with the standards described above. If market quotations are not readily available for valuation purposes, portfolio securities and other assets will be valued by, or under the direction of, the Board of Directors in such manner as the Board of Directors in good faith deems appropriate to reflect the fair value thereof.
                    The procedures for purchasing, exchanging and redeeming shares are described in the Prospectus.

                                   TAX ASPECTS


                    The Fund believes that it has qualified for "pass-through" tax treatment as a regulated investment company for its fiscal year ended September 30, 1995, and intends to be able to continue to so qualify. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources, (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets, including stock, securities, and certain foreign currency positions, held for less than three months, (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government obligations or the securities of other regulated investment companies), and (d) distribute in each year at least 90% of its investment company taxable income.

                    For any year in which it does not qualify as a regulated investment company, (a) the Fund will be taxed as an ordinary corporation, (b) distributions to its stockholders will not be deductible by the Fund in computing its taxable income, (c) the Fund's distributions, to the extent made out of the Fund's current or accumulated earnings and profits, will be taxable to its stockholders as dividends (regardless of whether they would otherwise have been considered long-term capital gains), and (d) stockholders will not be entitled to claim U.S. foreign tax credits. Should the Fund be deemed a personal holding company, its undistributed income would be taxed at the highest marginal rate applicable to corporations and it could be subject to an additional personal holding company tax generally equal to 39.6% of its net undistributed dividend and interest income.

                       Backup Tax Withholding Requirement

                    Certain stockholders may be subject to backup tax withholding at a 31% rate. Generally, a stockholder will be subject to backup withholding if the stockholder fails to provide the Fund with its correct taxpayer identification number, or if the IRS notifies the Fund that the stockholder has underreported interest or dividends. In addition, stockholders who fail to certify that they are not subject to backup withholding (on the grounds only of underreporting and notice from the IRS) will be subject to backup withholding. Accordingly, to avoid being subject to backup withholding, investors who acquire shares in the Fund must certify that they have provided their correct taxpayer identification numbers and that they are not subject to backup withholding in the appropriate spaces on the Purchase Application accompanying the Prospectus.

                             Other Tax Consequences


                    Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 35%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to the limitations of the Code. Foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

                    Some investments made by the Fund may be treated as "passive foreign investment companies" ("PFICs") for U.S. income tax purposes. Investment by the Fund in PFICs could alter the timing or characterization of certain distributions to shareholders or subject the Fund to federal income tax or other charges in certain circumstances.

                    The discussion in the Prospectus, together with the foregoing, is a general and abbreviated summary of the tax consequences of investment in the Fund. Investors are urged to consult their own tax advisers to determine the effect of investment in the Fund upon their individual tax situations.


                             STOCKHOLDER INFORMATION


               As of December 31, 1995 all officers and Directors of the Company as a group held of record and beneficially less than 1% of the outstanding shares of the Fund. No stockholders held of record or, to the Fund's knowledge, beneficially in excess of 5% of the outstanding shares of the Fund on that date.


                                PERFORMANCE DATA


                    The Fund may compute its average annual compounded rate of total return during specified periods that would equate a hypothetical initial investment of $1,000 to the ending redeemable value of such investment by (a) adding one to the computed average annual total return, (b) raising the sum to a power equal to the number of years covered by the computation and (c) multiplying the result by $1,000 (which represents the hypothetical initial investment). The ending redeemable value is determined by assuming a complete redemption at the end of the periods covered by the average annual total return computation. The annual compounded rate of total return for the Fund for the one year period ended September 30, 1995 was 2.13%. The average annual compounded rate of total return for the Fund for the five year period from October 1, 1990 to September 30, 1995 was 3.95%. The average annual compounded rate of total return for the Fund for the ten year period from October 1, 1985 to September 30, 1995 was 8.58%. These figures assume that all dividends and distributions by the Fund were reinvested at net asset value on the reinvestment dates. Periods prior to October 1, 1993 include an assumed 1% annual advisory fee, payable quarterly, charged by the Adviser to its clients.


                    These figures represent past performance and an investor should be aware that the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, the Fund's advisers, advisory fees and investment objectives have changed over the periods covered by these figures. Therefore, there is no assurance that this performance will be repeated in the future.

                              FINANCIAL STATEMENTS


                    Incorporated by reference  herein are portions of the Fund's annual report to stockholders for the fiscal year ended September 30, 1995 under the headings: "REPORT OF INDEPENDENT ACCOUNTANTS," "SCHEDULE OF INVESTMENTS BY COUNTRY," "SCHEDULE OF INVESTMENTS BY INDUSTRY," "STATEMENT OF ASSETS AND LIABILITIES," "STATEMENT OF OPERATIONS," "STATEMENT OF CHANGES IN NET ASSETS," and "NOTES TO FINANCIAL STATEMENTS." Copies of the annual report are available upon request and without charge by contacting Bailard, Biehl & Kaiser International Fund Group, Inc., 2755 Campus Drive, San Mateo, California 94403,
(800) 882-8383.


                         --------------------------------

                    The Prospectus and this Statement of Additional Information, together, do not contain all of the information set forth in our registration statement filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The registration statement may be inspected at the Public Reference Room of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.

                       STATEMENT OF ADDITIONAL INFORMATION




                 BAILARD, BIEHL & KAISER INTERNATIONAL BOND FUND
                                2755 Campus Drive
                           San Mateo, California 94403



                    This Statement of Additional Information is not a Prospectus, but contains information in addition to that contained in the Prospectus which may be of interest to some investors. This Statement of Additional Information should be read in conjunction with the Prospectus dated January 26, 1996. You can request the Prospectus by writing directly to us at the address above or by calling us at (800) 882-8383.


                                    CONTENTS

                                                                            Page

 1.      Investment Objectives and Policies.................................B-2

 2.      Directors and Officers.............................................B-5


 3.      Right to Use Name..................................................B-8

 4.      Investment Advisory and Other Services.............................B-8

 5.      Brokerage..........................................................B-10

 6.      Net Asset Value for Purchase, Exchange
         and Redemption of Shares...........................................B-11

 7.      Tax Aspects........................................................B-12

 8.      Stockholder Information............................................B-13

 9.      Performance Data...................................................B-13

10.      Financial Statements...............................................B-13




                -------------------------------------------------

                THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT
                     CONSTITUTE AN OFFER TO SELL SECURITIES.

               --------------------------------------------------




              The date of this Statement of Additional Information
                               is January 26, 1996

                       INVESTMENT OBJECTIVES AND POLICIES


                    The Bailard, Biehl & Kaiser International Bond Fund (the "Fund") is a non-diversified series of the Bailard, Biehl & Kaiser International Fund Group, Inc. an open-end management investment company (the "Company"). The Fund's investment objective is to seek a total return on its assets from long-term growth of capital and from income through investment. To help achieve this objective, the Fund invests its assets primarily in debt securities of foreign issuers, consisting of foreign governments, supra-national entities, foreign corporations and banks and U.S. issuers whose assets are primarily located or whose operations are primarily conducted outside the United States or whose securities are denominated in foreign currencies. When the Fund's investment adviser believes that international markets for debt securities may experience excessive volatility or instability, or are otherwise unfavorable, the Fund may invest in domestic debt securities. The Fund may also invest in short or medium-term debt obligations as a defensive measure.


                    While there is no limitation on the countries in which the Fund may invest, other than such restrictions as may be imposed from time to time by the Company's Board of Directors, investments will ordinarily be concentrated in companies based in the Far East, Europe, the United Kingdom, Canada and Australia and in governmental entities within those geographic areas.

                    The Fund may engage in certain hedging techniques to protect against the effects of changes in interest and currency exchange rates. Such techniques consist of forward foreign currency exchange transactions;
transactions in options, futures contracts and options on futures contracts on debt securities and foreign currencies; and interest rate and foreign currency swaps, and related caps, floors and collars.

                    The Fund's investment activities are subject to certain restrictions that are deemed "fundamental policies." These fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, defined to mean the vote of (A) 67% or more of the voting securities present at a meeting of the stockholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at such meeting; or (B) more than 50% of the outstanding voting securities of the Fund, whichever is less. These fundamental policies provide that the Fund will not:

                  1. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States Government and its agencies and instrumentalities), except as indicated below; for this purpose, water, communications, electric and gas utilities shall each be considered a separate industry, and neither all national, regional or local governments (United States or foreign), as a group, nor all international organizations (government or private), as a group, nor all finance companies, as a group, shall be considered as within a single industry.

                  2. Acquire more than 10% of the outstanding voting securities of any one issuer.

                  3. Invest in companies for the purpose of exercising control or management.

                  4. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

                  5. Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options, or in interests in oil, gas or other mineral exploration or development programs; provided, however, that this policy will not prevent the purchase, ownership or sale of warrants or other rights where the grantor of the warrants is the issuer of the underlying securities ("grantor warrants"); provided that the Fund will not purchase a grantor warrant if, as a result thereof, the aggregate market value of all purchased grantor warrants then owned exceeds 10% of the total assets of the Fund taken at market value at the time of the purchase of such grantor warrant. (Accordingly, this 10% limitation will not apply at all to the acquisition or ownership of grantor warrants acquired other than as a result of a purchase.) Moreover, and notwithstanding this restriction, the Fund may purchase and sell foreign currencies on a current basis and may engage in interest rate and foreign currency hedging transactions, including investing in, writing and purchasing forward contracts, options, futures contracts, and options on futures contracts, swaps and related caps, floors and collars, and other similar instruments involving debt securities and foreign currencies.

                  6. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets and except that the Fund may obtain such credit as may be necessary for the clearance of purchases or sales of securities. For the purpose of this restriction, margin or collateral arrangements with respect to forward contracts, options, futures contracts, options on futures contracts and swaps, are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of forward contracts, options, futures contracts, options on futures contracts or swaps are deemed to be the issuance of a senior security or a borrowing.

                  7. Purchase any securities on margin or effect short sales, except that the Fund may obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities. The deposit by the Fund of initial or variation margin in connection with forward contracts, options, futures contracts or options on futures contracts will not be considered the purchase of a security on margin.

                  8. Engage in the business of underwriting securities issued by others, or knowingly purchase securities subject to contractual or legal restrictions on disposition in all of the principal markets where traded if such purchase will result in more than 10% of the value of its total assets If through (i) the appreciation of portfolio securities which are not readily marketable, (ii) the depreciation of other investments of the Fund, or (iii) the sale of assets to meet redemptions, the Fund should be in a position in which more than 10% of the value of its assets are invested in securities which are not readily marketable, the Fund will consider what steps, if any, to take to protect against the resulting illiquidity. . This restriction also applies to repurchase agreements maturing in over seven days. This restriction will not, however, preclude the Fund from buying securities which are not registered for sale with the Securities and Exchange Commission or otherwise marketable in the United States, if marketable elsewhere.

                  9. Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.

                  10. Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" or combining of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Fund's Adviser to save brokerage costs or achieve an average price among them is not deemed to result in a securities trading account.)


----------------------------------

     (1)If through (i) the appreciation of portfolio securities which are not readily marketable, (ii) the depreciation of other investments of the Fund, or
(iii) the sale of assets to meet redemptions, the Fund should be in a position in which more than 10% of the value of its assets are invested in securities which are not readily marketable, the Fund will consider what steps, if any, to take to protect against the resulting illiquidity.


                  11. Make loans of money or securities to any person or firm, except through the purchase of debt securities in accordance with the Fund's investment objectives and policies.

                  12.  Purchase  from  or  sell  portfolio   securities  to  its
     officers, directors or other "interested persons" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act").

                  13. Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the officers or directors of the Company, or one or more of the officers or directors of the Fund's Adviser, individually own beneficially more than 1/2 of 1% of the securities of such issuer or together own beneficially more than 5% of such securities.

                    For purposes of the 25% limit in paragraph 1 above, the Fund deems each national government and such government's agencies and instrumentalities to be a single industry. Similarly, the Fund deems a particular regional government or local government (including the agencies and instrumentalities of such government) to be a separate industry so long as the securities issued by such government are backed by the assets and revenues of such government. The Fund treats all international organizations (government or private) that have been assigned the same Standard Industrial Classification Code as a single industry.

                    In determining the issuer of a foreign security, each national government and each political subdivision, agency and instrumentality of each nation, and each supra-national entity of which such nation is a member is considered a separate issuer. Issuers representing more than one nation will be excluded in determining the percentage of any individual nation. Where foreign securities are backed only by assets and revenues of a particular political subdivision, agency or instrumentality, only such entity is considered to be the issuer.

                    Unless otherwise specified, if a percentage restriction on investment or utilization of assets set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changing values or a similar type of event (such as a reduction in the size of the Fund occasioned by the redemption of shares) will not be considered a violation of the Fund's investment policies or restrictions.

                    In addition, the Investment Company Act of 1940 (the "1940 Act") and applicable state law prohibits the Fund from (i) purchasing the securities of any registered open-end investment company and (ii) unless the security is acquired pursuant to a plan of reorganization or a Securities and Exchange Commission approved offer of exchange, investing its assets in more than 3% or, together with other investment companies having the same investment adviser, more than 10%, of the outstanding voting stock of any closed-end investment company, more than 5% of its total value in any closed-end investment company, or more than 10% of its total value in closed-end investment companies as a group.

                             DIRECTORS AND OFFICERS

                    The management of the Company, including the general overall supervision of the Fund's portfolio transactions, is the responsibility of the Board of Directors. The names and business addresses of the directors and officers of the Company and their principal occupations and other affiliations during the past five years are set forth below:

                                                    Principal Occupations
                              Office(s) Held        and Other Affiliations
Name and Address              With the Fund         During the Past 5 Years
----------------              --------------        -----------------------


Peter M. Hill(1)              Director and          Director and officer of
2755 Campus Drive             Chairman              Bailard, Biehl & Kaiser,
San Mateo, CA 94403                                 Inc. (the "Adviser")
                                                    currently Co-President and
                                                    Chief Investment Officer.
                                                    Director of BB&K Fund
                                                    Services, Inc., an NASD
                                                    registered broker dealer
                                                    ("Fund Services"), since
                                                    June 1992.


Burnice E. Sparks, Jr.(1)     Director and          Director and officer of the
2755 Campus Drive             President             Adviser, currently Co-
San Mateo, CA 94403                                 President.  Director and
                                                    Chief Executive Officer of
                                                    Fund Services since June
                                                    1992.  Trustee and President
                                                    of Bailard, Biehl & Kaiser
                                                    Fund Group, a registered
                                                    investment company (the
                                                    "Fund Group").

Janis M. Horne(1)             Secretary and         Vice President and Portfolio
2755 Campus Drive             Assistant Treasurer   Manager of the Adviser.
San Mateo, CA  94403                                Secretary of Fund Group.
                                                    Assistant Treasurer of the
                                                    Fund Group since June 1993.


Tina Thomas(1)                Treasurer and         Vice President of the
2755 Campus Drive             Assistant Secretary   Adviser since June 1992.
San Mateo, CA  94403                                Treasurer of Fund Services
                                                    since July 1993.  Assistant
                                                    Secretary of the Fund Group
                                                    since June 1992.  Treasurer
                                                    of the Fund Group since June
                                                    1993; Assistant Treasurer of
                                                    the Fund Group from June
                                                    1992 to June 1993.  Joined
                                                    the Adviser in 1988 as
                                                    Director of Shareholder
                                                    Services.



-------------------------

     (1)"Interested person" of the Company, as defined in the 1940 Act.


                                                  Principal Occupations
                              Office(s) Held      and Other Affiliations
Name and Address              With the Fund       During the Past 5 Years
----------------              --------------      -----------------------


Shirley L. Clayton(2)         Director            President and Chief Operating
TopoMetrix                                        Officer of  TopoMetrix, a
5403 Betsy Ross Drive                             manufacturer of scanning
Santa Clara, CA  95054-1162                       probe microscopes, since
                                                  January 1996; Chief Financial
                                                  Officer from June 1993 to
                                                  January 1996.  Chief Financial
                                                  Officer of Cygnus Therapeutic
                                                  Systems, Inc., a biotechnology
                                                  company, from March 1990 to
                                                  June 1993.  Chief Financial
                                                  Officer of ProteinD esign
                                                  Labs, Inc., a  biotechnology
                                                  company, from October 1988 to
                                                  March 1990.  Trustee of the
                                                  Fund Group.


David B. Shippey(2)           Director            Prior to September 1983 with
5130 Enterprise Road                              Saga Corporation, a restaurant
Santa Rosa, CA  95404                             and contract food service
                                                  business, his last position
                                                  being Vice President and
                                                  Treasurer.  Trustee of the
                                                  Fund Group.

James C. Van Horne(2)         Director            A.P. Giannini Professor of
Graduate School of Business                       Finance at Graduate School of
Stanford University                               Business of Stanford
Stanford, CA  94305                               University from September 1976
                                                  to the present.  Deputy
                                                  Assistant Secretary of the
                                                  United States Treasury
                                                  Department from September 1975
                                                  to August 1976.  Director of
                                                  Sanwa Bank California and
                                                  Montgomery Street Income
                                                  Securities, Inc., a registered
                                                  investment company.  Trustee
                                                  of the Fund Group.

 ------------------------

     (2)Member of the Audit Committee

          The following table sets forth the compensation paid to the Company's Directors during the fiscal year ended September 30, 1995.





                               Compensation Table

Name of Person         Aggregate     Pension or Retirement    Estimated      Total Compensation
and Position          Compensation    Benefits Accrued as       Annual        From Company and
                      from Company     Part of Company       Benefits Upon    Fund Complex(1)
                                           Expenses            Retirement    Paid to Directors
--------------------------- ---------------- ----------------------- ------------------- -----------------------

Peter M. Hill               $500(2)(3)         $0                    $0               $1,000
Director
Burnice E. Sparks, Jr.      $500(2)(3)         $0                    $0               $1,000
Director
19Shirley L. Clayton      $9,000(4)            $0                    $0              $18,000
Director
David B. Shippey         $10,000(4)            $0                    $0              $20,000
Director
James C. Van Horne       $10,000(4)            $0                    $0              $20,000
Director




                  The Company and the Fund Group reimburse each Director and Trustee for travel and other out-of-pocket disbursements incurred in connection with attending Board meetings. The Company and the Fund Group also reimburse other travel expenses of Directors, Trustees and officers, including international travel expenses, incurred incident to the performance of duties as a Director, Trustee or officer.


---------------------------

     (1)A Fund Complex consists of investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies. The Company and the Fund Group are considered to be part of the same Fund Complex.

     (2)Does not include fees paid to the Adviser pursuant to the Management Agreement as described below under "INVESTMENT ADVISORY AND OTHER SERVICES". 5Consists of a $500 annual director fee.

     (3)Consists of a $500 annual director fee.

     (4)Consists of a $6,000 annual director fee plus $1,000 for each Board meeting attended in person.

                                RIGHT TO USE NAME

                  Bailard, Biehl & Kaiser, Inc., a California corporation (the "Adviser" or "Bailard, Biehl & Kaiser"), has granted the Company the right to use the designation "Bailard, Biehl & Kaiser" in its name and has reserved the right to withdraw its consent to the use of such designation by the Company under certain conditions, including the condition that Bailard, Biehl & Kaiser ceases to act as the Company's investment adviser, and to grant the use of such name to others, including any other investment company.

                     INVESTMENT ADVISORY AND OTHER SERVICES

                              Management Agreement
                              --------------------

                  The Fund has entered into an Investment Management Agreement (the "Management Agreement") with Bailard, Biehl & Kaiser for investment advisory and certain portfolio transaction and administrative services. The Adviser, subject to the general supervision of the Company's Board of Directors, is responsible for the overall management of the Fund's portfolio in accordance with the Fund's investment objectives, policies, and restrictions. The Adviser is also responsible for making investment recommendations as to securities to be acquired, purchased or sold, for reviewing and selecting firms to effect the execution of portfolio transactions and for reviewing the execution of such transactions to ensure their overall reasonableness. In addition, the Adviser provides certain administrative services to the Fund, including the oversight of the various agents, records and reports of the Fund. The Adviser receives a monthly fee calculated at an annual rate equal to .75% of the average daily net assets of the Fund.

                  The Management Agreement may be terminated at any time, without penalty upon 60 days' written notice, by majority vote of the Board of Directors of the Company or by a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Management Agreement may also be terminated by the Adviser upon not less than 180 days' written notice to the Fund and terminates automatically upon its assignment (as defined in the 1940 Act).

                              Expenses of the Fund
                              --------------------

                  The Fund pays all of its own expenses (except for those expressly to be paid by the Adviser), including without limitation the following: organization costs, taxes, investment management fees, expenses for legal and auditing services, costs of printing proxies, stock certificates, stockholder reports, prospectuses and statements of additional information, charges of the Fund's custodian, any sub-custodian and transfer and dividend disbursing agent, expenses of redemption of the Fund's shares, Securities and Exchange Commission fees, expenses of registering the Fund's shares under federal, state and foreign laws, fees and actual out-of-pocket expenses of Directors, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other similar expenses.


                  For the fiscal years ended September 30, 1994 and 1995, the Fund paid investment management fees of $1,183,513 and $768,079 to the Adviser, respectively.

                  The Adviser pays certain expenses incurred in the Fund's day-to-day management, including the costs of office space and other facilities used by the Adviser, and salaries and expenses of personnel of the Adviser. As an accommodation to the Fund, from time to time the Adviser directly pays certain expenses of the Fund (such as insurance premiums, Directors' fees, and fees relating to state securities law filings) for which the Adviser is later reimbursed by the Fund. Disbursements by the Adviser on behalf of the Fund and their subsequent reimbursement by the Fund are effected only upon the prior approval of an officer of the Company. For the fiscal year ended September 30, 1995, the Fund reimbursed the Adviser approximately $37,174.

                  The Adviser has agreed to reduce the investment management fee payable to it in any fiscal year by the amount by which the expenses of the Fund exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. Of the states in which the Fund's shares are currently offered for sale, only California imposes an expense limitation. California law requires reimbursement of expenses if in any fiscal year the annual aggregate expenses of the Fund (determined in accordance with generally accepted accounting principles), exclusive of interest, taxes, brokerage and excess custodian costs attributable to investments in foreign securities (as compared to custodian costs that would have been incurred had the investments been in domestic securities), exceed 2.5% of the first $30 million of the average net assets of the Fund, or 2% of the next $70 million, or 1.5% of the remaining average net assets of the Fund. (Expenditures which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, including costs generally incurred in connection with the purchase or sale of portfolio securities, are not deemed expenses for purposes of the foregoing reimbursement provisions.) For the fiscal years ended September 30, 1993, 1994 and 1995, no expense reimbursement was required.


                  BB&K Fund Services, Inc., 2755 Campus Drive, San Mateo, California 94403 ("Fund Services"), serves as the sole Distributor for the Fund's shares pursuant to an agreement with the Fund. Fund Services receives no commission or compensation for acting as the Fund's agent in the continuous public offering of the Fund's shares. The Fund's shares may also be purchased directly from the Fund.

                  The Adviser and the Distributor are wholly owned subsidiaries of BB&K Holdings, Inc. ("Holdings"), which may be deemed to be a controlling person of the Adviser and the Distributor. In addition, Thomas E. Bailard and his spouse, Terri, may be deemed to be controlling persons of the Adviser and the Distributor, by virtue of their beneficial ownership of more than 25% of the securities of Holdings, as individuals or trustees.


                  As part of the Custodian Agreement, the Fund's Custodian has agreed to act as the Fund's financial agent, and will maintain certain books and records for the Fund, perform the calculations necessary to compute the value of the Fund's investment securities and other assets and the net asset value of the Fund's shares, confirm all share purchases and redemptions to the Fund's
Transfer Agent, provide financial reports to the Fund necessary to prepare its financial statements, and provide additional services of a similar nature. As compensation for its services, the Fund paid the Custodian $254,672, $265,166 and $197,993 during the 1993, 1994 and 1995 fiscal years, respectively.

                  The Company, on behalf of the Fund, has entered into an Administration Agreement (the "Administration Agreement") dated as of October 1, 1991, as amended, with Investment Company Administration Corporation.


                        Personal Securities Transactions
                        --------------------------------

                  Officers, directors and employees of the Company and the Adviser are permitted to engage in personal securities transactions. To address potential conflicts with the interests of the Fund that might arise from these transactions, both the Company and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes also incorporate, in substantial part, the recommendations made in May 1994 by the Investment Company Institute Advisory Group on Personal Investing, including certain preclearance and reporting procedures and certain restrictions on contemporaneous and short-term trading and on purchases of securities in private placements and initial public offerings.


                                    BROKERAGE

                  The Adviser is responsible for the allocation of brokerage and reviews the efficiency of execution and reasonableness of the commissions charged. In effecting portfolio transactions, the Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved. The Adviser generally seeks reasonably competitive commission rates in domestic and foreign transactions. Ordinarily, the Adviser purchases securities from the primary market, whether over-the-counter or listed, and listed securities may be purchased in the over-the-counter market if, in the judgment of the Adviser, it is the primary market.

                  The Fund's purchases and sales of debt securities will generally be made with an issuer or primary market maker on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities but only for the purpose of seeking the most favorable net results, including such fee, on a particular transaction. Purchases of underwritten issues may include an underwriting fee paid to the underwriter.

                  Within the framework of the above policies, the Adviser may also consider research, investment information and other related services, such as price quotations, provided by brokers. In recognition of research services, the Adviser has the authority to cause the Fund to pay brokerage commissions (which are negotiated in the case of domestic stock exchange transactions, but which are often fixed in the case of foreign stock exchange transactions) in excess of that which other brokers might charge for effecting the same transaction. As a consequence, the Fund could pay a broker that furnishes research services for the Adviser a higher commission than that which might be paid to another broker that does not furnish research services, or that furnishes research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the value of the brokerage and research services provided by the broker, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser with respect to the Fund. Research services that could be provided could include analyses of industries, statistical or economic information or analyses of issuers. It is not contemplated that there will be any set formula or allocation with respect to brokerage. The Adviser will review, from time to time, brokerage commissions paid on behalf of the Fund with a view to determining their reasonableness in relation to brokerage commissions paid by other similarly situated investors.

                  The extent to which commissions charged by brokers may reflect an element of value for research services cannot presently be determined. To the extent that research services of value are provided by brokers through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by brokers could be useful and of value to the Adviser in serving its other clients as well as the Fund. On the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. It is not the Fund's practice to allocate portfolio securities business on the basis of sales of its shares.

                  There are occasions on which portfolio transactions for the Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Adviser, some of which accounts have investment objectives similar to the Fund's investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they will be effected only when the Adviser believes that to do so will be in the best interest of the Fund. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund.

                  No brokerage commissions will be paid to any broker that was at the time of the transaction an "affiliated person" of the Fund or indirectly affiliated with the Fund through a common "affiliated person" as that term is defined in the 1940 Act. Neither the Adviser nor any of its affiliates receives any brokerage commissions from portfolio transactions.


                  The Fund paid no brokerage commissions during the fiscal years ended September 30, 1993, 1994 and 1995. The Fund's portfolio turnover rate for the fiscal years ended September 30, 1993, 1994 and 1995 is set forth in the Fund's Prospectus under "Financial Highlights". The increase in the turnover rate in 1994 was principally due to volatile market conditions.


         NET ASSET VALUE FOR PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

                  The net asset value per share, on which purchase, exchange and redemption prices are based, is calculated in accordance with the formula and at the times set forth in the Prospectus. As of the date of this Statement of Additional Information, the Fund understands that the New York Stock Exchange will be closed (and, thus, no net asset value will be calculated) on the following U.S. holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                  Short-term debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. Other debt securities are valued at prices provided by one or more bona fide market-makers as of the closing of the relevant market.

                  Options and options on futures contracts are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices. Options traded over-the-counter are valued at the most recent bid quotation in the case of purchased options and at the most recent asked quotation in the case of written options. When the Fund writes an option, an amount equal to the premium received is included as an asset, and an equivalent deferred credit is included as a liability and marked to market on a daily basis. If a call option written by a Fund is exercised, the proceeds are increased by the premium received. If a call option written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, the Fund will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If a put option held by the Fund is exercised, the amount the Fund receives on sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

                  Futures contracts are valued at the last settlement price as of the close of the commodities exchange on which they are traded. Forward currency contracts are valued based on their amortized forward points and the closing spot price of their underlying currencies as of 12:00 P.M. New York time. Foreign securities and cash are converted into U.S. dollar values at the mean of the bid and asked prices for the underlying currencies as of the same time.

                  All prices are taken from the primary market in which the portfolio security or other asset is traded.

The Board of Directors has delegated to the Fund's Custodian and the Adviser the authority to make valuations of marketable securities and rate of exchange determinations in accordance with the standards described above. If market quotations are not readily available for valuation purposes, portfolio securities and other assets will be valued by, or under the direction of, the Board of Directors in such manner as the Board of Directors in good faith deems appropriate to reflect the fair value thereof.

         The procedures for purchasing, exchanging and redeeming shares are described in the Prospectus.

                                   TAX ASPECTS


                  For the fiscal year ended September 30, 1995, the Fund believes that it qualified for "pass-through" tax treatment as a regulated investment company and intends to be able to so qualify in subsequent fiscal years. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources, (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock, securities, certain foreign currency positions, and certain other assets held for less than 3 months, (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S.
government   obligations  or  the  securities  of  other  regulated   investment
companies), and (d) distribute in each year at least 90% of its investment company taxable income.


                  For any year in which it does not qualify as a regulated investment company, (a) the Fund will be taxed as an ordinary corporation, (b) distributions to its stockholders will not be deductible by the Fund in computing its taxable income, (c) the Fund's distributions, to the extent made out of the Fund's current or accumulated earnings and profits, will be taxable to its stockholders as dividends (regardless of whether they would otherwise have been considered long-term capital gains), and (d) stockholders will not be entitled to claim U.S. foreign tax credits. Should the Fund be deemed a personal holding company, its undistributed income would be taxed at the highest marginal rate applicable to corporations and it could be subject to an additional personal holding company tax generally equal to 39.6% of its net undistributed dividend and interest income.

                       Backup Tax Withholding Requirement
                       ----------------------------------

                  Certain stockholders may be subject to backup tax withholding at a 31% rate. Generally, a stockholder will be subject to backup withholding if the stockholder fails to provide the Fund with its correct taxpayer identification number, or if the IRS notifies the Fund that the stockholder has underreported interest or dividends. In addition, stockholders who fail to certify that they are not subject to backup withholding (on the grounds only of underreporting and notice from the IRS) will be subject to backup withholding. Accordingly, to avoid being subject to backup withholding, investors who acquire shares in the Fund must certify that they have provided their correct taxpayer identification numbers and that they are not subject to backup withholding in the appropriate spaces on the Purchase Application accompanying the Prospectus.

                             Other Tax Consequences
                             ----------------------


                  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 35%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to the limitations of the Code. Foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.


                  The discussion in the Prospectus, together with the foregoing, is a general and abbreviated summary of the tax consequences of investment in the Fund. Investors are urged to consult their own tax advisers to determine the effect of investment in the Fund upon their individual tax situations.



                             STOCKHOLDER INFORMATION


                  As of December 31, 1995 all officers and Directors of the Company as a group held of record and beneficially less than 1% of the outstanding shares of the Fund. No stockholders held of record or, to the Fund's knowledge, beneficially in excess of 5% of the outstanding shares of the Fund on that date.


                                PERFORMANCE DATA


                  The Fund may compute its average annual compounded rate of total return during specified periods that would equate a hypothetical initial investment of $1,000 to the ending redeemable value of such investment by (a) adding one to the computed average annual total return, (b) raising the sum to a power equal to the number of years covered by the computation and (c) multiplying the result by $1,000 (which represents the hypothetical initial investment). The ending redeemable value is determined by assuming a complete redemption at the end of the periods covered by the average annual total return computation. The annual compounded rate of total return for the one year period ended September 30, 1995 was 17.33%. The average annual compounded rate of total return from October 1, 1990 (inception) to September 30, 1995 was 5.49%. These rates assume that all dividends and distributions by the Fund were reinvested at net asset value on the reinvestment dates. Periods prior to October 1, 1993 include an assumed 1% annual advisory fee, payable quarterly, charged by the Adviser to its clients.


                  These figures represent past performance and an investor should be aware that the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, the advisory fees paid by the Fund have changed over the periods covered by these figures. Therefore, there is no assurance that this performance will be repeated in the future.

                              FINANCIAL STATEMENTS


                  Incorporated by reference herein are portions of the Fund's annual report to stockholders for the fiscal year ended September 30, 1995 under the headings: "REPORT OF INDEPENDENT ACCOUNTANTS," "PORTFOLIO OF INVESTMENTS," "STATEMENT OF ASSETS AND LIABILITIES," "STATEMENT OF OPERATIONS," "STATEMENT OF CHANGES IN NET ASSETS," and "NOTES TO FINANCIAL STATEMENTS." Copies of the annual report are available upon request and without charge by contacting Bailard, Biehl & Kaiser International Fund Group, Inc., 2755 Campus Drive, San Mateo, California 94403, (800) 882-8383. The Board of Directors have approved a change in the name of the Fund from "Bailard, Biehl & Kaiser International Fixed-Income Fund" to "Bailard, Biehl & Kaiser International Bond Fund" upon the effectiveness of this Registration Statement.


                      -----------------------------------


                  The Prospectus and this Statement of Additional Information, together, do not contain all of the information set forth in our registration statement filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The registration statement may be inspected at the Public Reference Room of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.